UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting period:  August 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report  |  August 31, 2021

Performance Trust Strategic Bond Fund
(Symbols: PTIAX, PTAOX, PTCOX),

Performance Trust Municipal Bond Fund
(Symbols: PTIMX, PTRMX) and

Performance Trust Credit Fund
(Symbol: PTCRX)

© 2021 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  9/01/2020 – 8/31/2021

Over the past fiscal year ended August 31, 2021, Performance Trust Strategic Bond Fund – Institutional Class (“PTIAX” or the “Fund”) posted a return of 4.49% compared to -0.08% for the Bloomberg U.S. Aggregate Bond Index (“Index”). The Morningstar Intermediate Core-Plus Bond Fund category returned 2.08% for the same period.

During the past year, the economy and financial markets recovered from a deep, yet short-lived recession brought on by the COVID-19 pandemic. Credit spreads rallied significantly as risk assets performed extremely well and U.S. Treasury rates rose considerably after declining to record low levels last year. The chart below shows the Treasury yield curve from the beginning of the period and the end.

Treasury Yield Curve

While the Federal Reserve wound down some of the smaller programs implemented to stabilize financial markets, it largely maintained its accommodative stance during the year. The Fed Funds target range remains at 0.00% to 0.25%, which continues to pin down the front end of the treasury curve.  It also continued to purchase $80 billion of treasury securities and $40 billion of agency mortgage-backed securities (MBS) per month as part of its quantitative easing program. Despite accommodative monetary policy, interest rates rose across most of the yield curve, likely in response to a rapidly recovering economy.  The intermediate part of the curve saw the largest move with the 7-year and 10-year part of the curve increasing approximately 0.60%.

After selling off last year in response to COVID-19 induced volatility, the recovery in credit markets this year was powerful.  Not only did spreads recoup what was lost last year, both Investment Grade (IG) Corporate and High Yield (HY) spreads pushed to levels even tighter than what we witnessed in the year leading up to the onset of the COVID-19 pandemic. Risk assets no doubt benefitted from monetary stimulus and an improving economy as mentioned above, but also likely benefitted from significant fiscal stimulus as well. President Biden signed the most recent $1.9 trillion COVID-19 relief bill in March 2021.

Unlike last year, this year was not kind to the major sectors within the Index. Both Treasuries and MBS produced negative returns, while IG Corporates did slightly better as a result of spread tightening.  The Fund owned very little Treasuries and Agency MBS during the year and maintained a lower duration than the Index.  The Fund’s investments in Structured Credit sectors, such as Residential MBS (RMBS), Commercial MBS (CMBS) and Collateralized Loan Obligations (CLO)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

tend to be less sensitive to interest rate moves.  Those sectors also benefitted from healthy spread tightening as real estate and corporate fundamentals improved.

The Taxable and Tax-Exempt Municipals are two of the highest duration sectors and are typically where the Fund takes the majority of its interest rate risk.  Coming into the year, we believed these sectors, especially Tax-Exempt Municipals, offered compelling relative value.  We are extremely pleased that these sectors handily outperformed the major sectors of the Index, benefitting from substantial spread tightening.  As a result of all of these factors, the Fund outperformed the Index during the year.

The table below shows a general breakdown of the portfolio at the beginning and end of the period.

PTIAX Allocations
		8/31/2020	8/31/2021
	Non-Agency RMBS	17.43%	11.97%
	CLOs	8.37%	9.82%
	CMBS	23.24%	22.04%
	ABS	1.65%	0.47%
	Structured Credit	50.69%	44.30%
	Cash	1.57%	2.52%
	Government Security & Agency Issue	0.12%	3.35%
	Investment Grade Corporates	5.78%	14.00%
	High Yield	0.02%	2.89%
	Taxable Municipal	14.68%	21.13%
	Tax-Exempt Municipal	27.13%	11.81%

We began the year with the Tax-Exempt Municipal sector representing the Fund’s largest allocation.  However, as a result of the sector’s strong performance during the year, Tax-Exempts transitioned from being historically cheap to becoming quite expensive.  After beginning the year at 113%, the 10-year Municipal/Treasury ratio finished the year at 70%. As a result, we reallocated into IG Corporates, Taxable Municipals, and Treasury securities, which we believed offered more attractive total return potential for the Interest Rate Offense portion of our portfolio.

Within the Interest Rate Defense portion of our portfolio, we increased our High Yield and CLO allocations slightly at the expense of Non-Agency RMBS.  Within High Yield, we largely added what we consider to be high quality BB-rated bonds. Within CLOs, purchases were barbelled with a mix of high investment grade securities and lower rated securities that we attempted to buy with discounted dollar prices. While we still find RMBS attractive, their relative scarcity and the strong performance of residential real estate has led to less appealing valuations.

Looking Forward
During the year, all-in yields for IG Corporates and High Yield bonds pushed to another record low. Although some of that was given back before the end of the year, the investment environment remains challenging.  With so many sectors at the tight end of historical ranges, sector selection and remaining nimble will be important. We also believe this is not the time to take excessive credit risk as the compensation for doing so remains limited.  Our marginal purchases in the near-term will likely remain at the higher end of the credit spectrum within the sectors we invest. There are still opportunities to take credit risk, but we will likely approach them selectively.

We do not attempt to predict interest rates or credit spreads. We have positioned the portfolio so that it has what we believe to be a balance of high-quality Interest Rate Offense and higher yielding Interest Rate Defense. Within our Interest Rate Defense, we are attempting to prudently add higher yielding structured credit and corporate securities that are not exposed, in our opinion, to excessive credit risk or structural leverage. We believe the balance offered by our current portfolio will likely position the Fund to perform potentially well regardless of the economic and financial market environment.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute our historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  9/01/2020-08/31/21

Over the twelve month period ended August 31, 2021, Performance Trust Municipal Bond Fund – Institutional Class (“PTIMX” or the “Fund”) returned 4.35%, outperforming the Bloomberg Municipal Bond Index (“Index”) return of 3.40% and the Morningstar Municipal National Intermediate Category (“Peer Group”) return of 3.72%.  PTIMX’s outperformance can be attributed to its overweight in below investment grade bonds and its exposure to the longer end of the yield curve.  Despite performance lagging in the aftermath of the pandemic, high yield municipal bonds have significantly outperformed investment grade bonds this calendar year (the Bloomberg Municipal High Yield Index was up 7.23% over relative to the Index return of 3.40% over the twelve month period ended August 31, 2021).  PTIMX’s 16% exposure to below investment grade bonds compared favorably to the Peer Group’s 6% exposure as credit spreads continued to tighten throughout the course of the year.  Additionally, PTIMX’s yield curve positioning, with 68% of its bonds fifteen years and longer (compared to the Index exposure of 47%), saw modest movements of zero to four basis point declines.  On the other hand, rates rose as much as seventeen basis points in the five to ten year spot on the yield curve, where PTIMX only had 10% exposure (compared to the Index exposure of 14%).  However, outperformance was offset by PTIMX’s nearly 9% exposure to taxable bonds, which underperformed tax exempt bonds over the period.

Over the last year, municipal bond rates on the intermediate/long end of the yield curve were little changed.  The muted change in municipal bonds compared favorably with the 0.64% increase on the ten year Treasury bond and the 0.5% increase on the thirty year Treasury bond over the same period.  Treasury rates rose in response to multiple rounds of fiscal stimulus, a reopening of the economy, and renewed speculation that the Federal Reserve will dial back its pandemic-related easy money policies.  In the face of rising taxable rates, municipal bonds were able to hold their ground as a result of technical tailwinds, which included record inflows into bond funds and a limited supply of new bonds.  This drove municipal yield to treasury yield ratios to record lows (currently around 70% in the 10yr spot on the curve).  While it is certainly possible for municipal rates to revert to historical relative value relationships, we believe there are still several factors at play holding relative value in place: the possibility of higher taxes (to fund the Administration’s new spending plans), improved fundamental credit from federal stimulus programs, and a shrinking supply of tax exempt paper (thanks to the elimination of advanced refundings in the Tax Cuts and Jobs Act of 2017).

A sell off of twenty-five basis points in the first half of the twelve month period drove PTIMX to underperform the Index.  However, as we have pointed out in the past, PTIMX tends to outperform after periods of underperformance.  This was indeed the case with the second half of the year.  Rates rallied as investor inflation expectations were tempered by trasitory factors and continued slack in the job markets.  As a result, PTIMX finished the year out with positive relative performance.

Over the course of the year, we focused PTIMX on a number of strategies, which we continue to believe are relevant.  First, as we mentioned above, we added high yield last year to take advantage of lagging performance in calendar year 2020.  While we still believe there to be pockets of opportunity in non-investment grade bonds, we have become more focused on picking through credit.  As credit spreads tighten, issuers are bringing more aggressive leverage structures and watered down security packages.  Therefore, we will only add deals where we can get completely comfortable with the underlying issuer’s credit.  Second, we continue to believe we can maximize the tax consciousness of the portfolio by owning taxable bonds.  We are picking taxable bonds, which we believe, would out earn tax-exempt bonds, even after paying taxes.  As long as this phenomenon is in effect, we will continue to allocate a portion of PTIMX to taxable bonds.  Third, we maintain our bias to higher coupon bonds (premium bonds).  PTIMX has 10% more exposure to 5% and higher coupons than the Peer Group.  Higher coupon bonds can mitigate negative performance, especially when bonds have embedded optionality.  As market rates have come down, issuers have been more aggressive in issuing bonds with lower coupons.  Nevertheless, we continue to be vigilant about our coupon selection.  Finally, we have been growing our exposure to commercial mortgage backed security interest only strips (CMBS IOs).  CMBS IOs provide a diverse set of cash flows and a unique credit profile, which can help diversify performance.  Additionally, CMBS IOs price off of the treasury curve, which eliminate some of the relative value concerns mentioned before.  While these themes have been common talking points throughout the year, we believe strategies continue to be appropriate in the current market environment.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

Institutional Class of Performance Trust Credit Fund (PTCRX) Annual Management
Discussion and Analysis:  1/04/2021 (Inception) – 8/31/2021

For the eight-month period beginning January 4, 2021 (commenced investment operations) and ended August 31, 2021, the Institutional Class of Performance Trust Credit Fund (“PTCRX” or the “Fund”) posted a return of 4.06%, assuming all dividends were reinvested into the Fund. The Bloomberg U.S. Aggregate Bond Index (“Index”) returned -0.69% over the same time, and the Morningstar Multisector US Bond category returned 2.73%.

Interest rates rose significantly during the period, with the intermediate part of the curve seeing the largest moves. The 7-year and 10-year Treasuries were up in yield by 0.45% and 0.39%, respectively.  The rise in interest rates coincided with a strong performance in equity markets, tighter credit spreads, and an economy continuing to improve rapidly following a deep, but brief recession in 2020.

The graph below shows the Treasury yield curve at the beginning and end of the period.

Commercial Mortgage Backed Securities (CMBS) and Municipal bonds were the best performing sectors during the period, contributing over half of the Fund’s total returns. Strong contributions also came from Collateralized Loan Obligations (CLOs), Non-Agency Residential Mortgage Backed Securities (RMBS), High Yield Corporates (HY Corporates), and Investment Grade Corporates (IG Corporates), which all contributed meaningfully in the Fund’s outperformance of the Index.

CMBS and Municipals both benefited from significant spread tightening, which seemed to occur later than what was experienced in other sectors, as the economy improved. CLOs and RMBS benefited mostly from strong carry, while IG Corporates benefitted from both carry and spread tightening.

The combination of strong total returns across most sectors and lower weightings to Treasuries and Agency Mortgage-Backed Securities relative to the Index resulted in significant outperformance of the Index.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

The Fund was positioned as follows at the end of the period:

SECTOR	8/31/2021
Non-Agency RMBS	16.3%
CLOs	14.8%
Non-Agency CMBS	12.6%
Agency CMBS	2.1%
Sub-total Structured Credit	45.8%
Cash	0.6%
IG Corporate	18.5%
HY Corporate	14.0%
Taxable Muni	12.5%
Tax-Exempt Muni	8.6%

We believe it is important to maintain a portfolio that is diversified across sectors and to allocate to complementary asset classes. The structured credit portion of the portfolio is designed to offer reasonable total return potential and less sensitivity to interest rates.  These sectors currently carry the lowest durations in the portfolio.  Exposures in the IG Corporates, Municipal, and to a lesser extent, HY Corporate sectors also offer attractive total returns in our opinion but generally carry higher durations. We consider these sectors the most efficient way for the Fund to take its interest rate risk.

The Fund ended the period with approximately half of its exposures in investment grade bonds and the other half in non-investment grade.  When allocating to non-investment grade securities, we attempt to do so prudently.  We seek securities that offer a balance of risk and reward.

Looking Forward
We will strive to maintain a Fund that is diversified across sectors. Shifts in sector allocations will be driven by changes in the relative value landscape and as opportunities arise. We will attempt to add securities within each sector that offer the most attractive balance of total return potential, interest rate risk, and credit risk. With all-in yields and spreads relatively low by historical standards, we anticipate maintaining a somewhat conservative credit risk posture and will attempt to be quite selective when adding credit risk, especially non-investment grade credit risk.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options and Swap positions held in a Fund may be illiquid and the Fund manager may have difficulty closing out a position. Diversification does not assure a profit or protect against a loss in a declining market. Income from tax-exempt bonds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

Mutual fund investing involves risk; principal loss is possible. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2021 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2021 (Unaudited)

					ANNUALIZED
	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	YEAR	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic
Bond Fund – Institutional Class	4.49%	5.35%	4.64%	5.74%	6.07%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.43%	3.11%	3.18%	3.31%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2011 for Institutional Class shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.79% per the prospectus dated December 29, 2020. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTAOX)

Performance Trust Strategic Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2021 (Unaudited)

		ANNUALIZED
	ONE	SINCE INCEPTION
	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class A (with sales charge)	1.93%	4.56%
Performance Trust Strategic Bond Fund – Class A (without sales charge)	4.28%	5.46%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.71%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class A shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 1.04% per the prospectus dated December 29, 2020. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTCOX)

Performance Trust Strategic Bond Fund – Class C (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2021 (Unaudited)

		ANNUALIZED
	ONE	SINCE INCEPTION
	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class C	3.49%	4.66%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.71%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class C shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class C shares is 1.79% per the prospectus dated December 29, 2020. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX, PTAOX, PTCOX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2021

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2021 (Unaudited)

					ANNUALIZED
	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	YEAR	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal
Bond Fund – Institutional Class	4.35%	5.86%	3.68%	5.66%	5.67%
Bloomberg Municipal Bond Index	3.40%	5.09%	3.30%	4.05%	4.26%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2011 for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2022. The expense ratio for Institutional Class shares is 0.56% (including expense recoupment) per the prospectus dated December 29, 2020. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCR

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2021 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Class A
(with sales charge)	1.74%	4.80%	2.96%	3.88%
Performance Trust Municipal Bond Fund – Class A
(without sales charge)	4.09%	5.60%	3.43%	4.14%
Bloomberg Municipal Bond Index	3.40%	5.09%	3.30%	3.50%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2022.  The expense ratio for Class A shares is 0.81% (including expense recoupment) per the prospectus dated December 29, 2020. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2021

*	For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST CREDIT FUND (PTCRX)

Performance Trust Credit Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

 Returns—For the Periods Ended August 31, 2021 (Unaudited)

ANNUALIZED
SINCE INCEPTION
(DECEMBER 31, 2020)(1)
Performance Trust Credit Fund – Institutional Class	4.06%
Bloomberg U.S. Aggregate Bond Index	-0.69%

(1)	The Performance Trust Credit Fund (the “Fund”) commenced investment operations on January 4, 2021.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on December 31, 2020, the inception date for Institutional Class shares of the Performance Trust Credit Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund. This agreement is effective at least through December 31, 2023.

The net expense ratio for Institutional Class shares is 0.99% per the prospectus dated January 1, 2021. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND (PTCRX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2021

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

(This Page Intentionally Left Blank.)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Assets
Investments, at value (cost $6,336,301,149,
$842,157,338 and $14,052,039, respectively)	$6,417,784,188	$881,098,888	$14,059,654
Cash	6,573	—	—
Dividend and interest receivable	45,337,975	8,161,443	98,499
Receivable for investments sold	2,987,308	3,910,190	86,384
Receivable for Fund shares sold	22,504,838	2,928,515	62,620
Receivable from Advisor	—	—	173
Other assets	82,699	40,582	15,413
Total Assets	6,488,703,581	896,139,618	14,322,743

Liabilities
Payable for investments purchased	62,518,240	19,916,103	1,251,610
Payable for Fund shares redeemed	3,938,111	1,014,121	—
Payable to Adviser	3,231,563	293,789	—
Payable to affiliates	576,800	86,138	14,415
Payable for distribution fees	42,316	12,027	—
Payable for shareholder servicing fees	22,992	—	—
Accrued expenses and other liabilities	1,149,162	74,068	31,620
Total Liabilities	71,479,184	21,396,246	1,297,645

Net Assets	6,417,224,397	874,743,372	13,025,098

Net Assets Consist Of:
Paid-in capital	$6,316,025,986	$836,159,772	$12,924,475
Total distributable earnings	101,198,411	38,583,600	100,623
Net Assets	$6,417,224,397	$874,743,372	$13,025,098

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
August 31, 2021

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Strategic Bond Fund, Municipal Bond Fund
and Credit Fund Shares – Institutional Class
Net assets	$6,327,797,075	$818,825,104	$13,025,098
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	273,050,324	31,561,762	1,293,067
Net asset value, redemption
and offering price per share	$23.17	$25.94	$10.07

Strategic Bond Fund and Municipal
Bond Fund Shares – Class A
Net assets	$32,802,377	$55,918,268	$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,415,391	2,153,897	—
Net asset value, redemption
and offering price per share	$23.18	$25.96	$—
Maximum offering price per share
(Net asset value per share divided by 0.9775)(1)	$23.71	$26.56	$—

Strategic Bond Fund Shares – Class C
Net assets	$56,624,945	$—	$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,451,758	—	—
Net asset value, redemption
and offering price per share	$23.10	$—	$—

(1)	Reflects a maximum sales charge of 2.25%.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES – 0.47%

GLS Auto Receivables
Issuer Trust
2020-1A, 2.170%, 02/15/2024 (a)	$2,195,086	$2,205,040
2020-2A, 3.160%, 06/16/2025 (a)	4,500,000	4,650,915

Navient Student Loan Trust
2019-2A, 1.084%
(1 Month LIBOR USD + 1.000%),
02/27/2068 (a)(b)	6,930,000	7,139,873

Nelnet Student Loan Trust
2006-1, 0.581%
(3 Month LIBOR USD + 0.450%),
08/23/2036 (a)(b)	9,085,000	9,046,516

New Residential Advance
Receivables Trust
2020-T1, 2.269%, 08/15/2053 (a)	1,700,000	1,711,551
2020-T1, 3.011%, 08/15/2053 (a)	4,400,000	4,428,167

SoFi Consumer Loan
Program Trust
2019-3, 2.900%, 05/25/2028 (a)	196,822	197,248
2020-1, 2.020%, 01/25/2029 (a)	702,119	707,088
TOTAL ASSET BACKED
SECURITIES (Cost $29,619,505)		30,086,398

COLLATERALIZED LOAN
OBLIGATIONS – 9.73%

Allegany Park CLO Ltd.
2019-1A, 3.834%
(3 Month LIBOR USD + 3.700%),
01/20/2033 (a)(b)(c)	7,900,000	7,953,017

AMMC CLO 18 Ltd.
2016-18A, 1.222%
(3 Month LIBOR USD + 1.100%),
05/26/2031 (a)(b)(c)	2,736,617	2,737,477
AMMC CLO 22 Ltd.
2018-22A, 1.575%
(3 Month LIBOR USD + 1.450%),
04/25/2031 (a)(b)(c)	9,750,000	9,722,524

Apidos CLO XII
2013-12A, 1.526%
(3 Month LIBOR USD + 1.400%),
04/15/2031 (a)(b)(c)	2,000,000	1,994,130
2013-12A, 5.526%
(3 Month LIBOR USD + 5.400%),
04/15/2031 (a)(b)(c)	2,650,000	2,451,534

Apidos CLO XV
2013-15A, 1.684%
(3 Month LIBOR USD + 1.550%),
04/20/2031 (a)(b)(c)	4,000,000	4,003,928
2013-15A, 1.984%
(3 Month LIBOR USD + 1.850%),
04/20/2031 (a)(b)(c)	5,000,000	4,958,615
2013-15A, 5.834%
(3 Month LIBOR USD + 5.700%),
04/20/2031 (a)(b)(c)	3,000,000	2,887,251

Apidos CLO XX
2015-20A, 1.676%
(3 Month LIBOR USD + 1.550%),
07/16/2031 (a)(b)(c)	10,000,000	10,005,080
2015-20A, 2.076%
(3 Month LIBOR USD + 1.950%),
07/16/2031 (a)(b)(c)	1,250,000	1,249,991

Apidos CLO XXI
2015-21A, 2.584
(3 Month LIBOR USD + 2.450%),
07/18/2027 (a)(b)(c)	3,500,000	3,510,612

Apidos CLO XXIII
2015-23A, 1.726%
(3 Month LIBOR USD + 1.600%),
04/15/2033 (a)(b)(c)	6,500,000	6,512,317

Apidos CLO XXIV
2016-24A, 5.934%
(3 Month LIBOR USD + 5.800%),
10/20/2030 (a)(b)(c)	1,000,000	940,565

Apidos CLO XXIX
2018-29A, 1.675
(3 Month LIBOR USD + 1.550%),
07/25/2030 (a)(b)(c)	4,250,000	4,252,180
2018-29A, 2.025%
(3 Month LIBOR USD + 1.900%),
07/25/2030 (a)(b)(c)	7,600,000	7,556,482
2018-29A, 2.875%
(3 Month LIBOR USD + 2.750%),
07/25/2030 (a)(b)(c)	6,250,000	6,257,319

Apidos CLO XXVI
2017-26A, 1.634
(3 Month LIBOR USD + 1.500%),
07/18/2029 (a)(b)(c)	11,200,000	11,199,955

Apidos CLO XXVIII
2017-28A, 1.284%
(3 Month LIBOR USD + 1.150%),
01/20/2031 (a)(b)(c)	2,000,000	1,987,430

Apidos CLO XXX
XXXA, 2.134%
(3 Month LIBOR USD + 2.000%),
10/18/2031 (a)(b)(c)	3,100,000	3,099,978

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Apidos CLO XXXI
2019-31A, 1.679%
(3 Month LIBOR USD + 1.550%),
04/15/2031 (a)(b)(c)	$4,000,000	$3,999,980

Apidos CLO XXXIII
2020-33A, 4.445%
(3 Month LIBOR USD + 4.320%),
07/24/2031 (a)(b)(c)	4,470,000	4,482,199

Apidos CLO XXXIV
2020-34A, 3.734%
(3 Month LIBOR USD + 3.600%),
01/20/2033 (a)(b)(c)	2,000,000	2,011,562

Ares LI CLO Ltd.
2019-51A, 1.861%
(3 Month LIBOR USD + 1.750%),
07/15/2034 (a)(b)(c)	5,000,000	4,999,985

Ares XLVI CLO Ltd.
2017-46A, 1.826%
(3 Month LIBOR USD + 1.700%),
01/15/2030 (a)(b)(c)	1,436,843	1,422,890
2017-46A, 3.570%
01/15/2030 (a)(c)	3,600,000	3,609,615

Ares XLVIII CLO Ltd.
2018-48A, 1.434%
(3 Month LIBOR USD + 1.300%),
07/20/2030 (a)(b)(c)	7,000,000	7,003,346

Ares XXVII CLO Ltd.
2013-2A, 2.532%
(3 Month LIBOR USD + 2.400%),
07/28/2029 (a)(b)(c)	2,000,000	2,004,006

Ares XXXIR CLO Ltd.
2014-31A, 1.428%
(3 Month LIBOR USD + 1.300%),
05/24/2030 (a)(b)(c)	13,000,000	12,999,987
2014-31A, 1.728%
(3 Month LIBOR USD + 1.600%),
05/24/2030 (a)(b)(c)	3,000,000	3,001,584

Basswood Park CLO Ltd.
2021-1A, 1.611%
(3 Month LIBOR USD + 1.400%),
04/20/2034 (a)(b)(c)	5,625,000	5,584,731

Bean Creek CLO Ltd.
2015-1A, 1.584%
(3 Month LIBOR USD + 1.450%),
04/20/2031 (a)(b)(c)	3,200,000	3,201,606

Betony CLO 2 Ltd.
2018-1A, 1.979%
(3 Month LIBOR USD + 1.850%),
04/30/2031 (a)(b)(c)	1,200,000	1,199,993

BlueMountain CLO Ltd.
2018-1A, 1.829%
(3 Month LIBOR USD + 1.700%),
07/30/2030 (a)(b)(c)	6,996,770	7,004,012
2014-2A, 1.884%
(3 Month LIBOR USD + 1.750%),
10/20/2030 (a)(b)(c)	5,500,000	5,499,967
2013-2A, 1.738%
(3 Month LIBOR USD + 1.600%),
10/22/2030 (a)(b)(c)	2,750,000	2,753,773
2018-2A, 1.825%
(3 Month LIBOR USD + 1.700%),
08/15/2031 (a)(b)(c)	8,500,000	8,508,695

BlueMountain Fuji US CLO III Ltd.
2017-3A, 1.501
(3 Month LIBOR USD + 1.375%),
01/15/2030 (a)(b)(c)	6,800,000	6,778,872

Burnham Park CLO Ltd.
2016-1A, 2.284%
(3 Month LIBOR USD + 2.150%),
10/20/2029 (a)(b)(c)	5,250,000	5,249,958

Catskill Park CLO Ltd.
2017-1A, 3.834%
(3 Month LIBOR USD + 3.700%),
04/20/2029 (a)(b)(c)	1,000,000	1,005,000

Chenango Park CLO Ltd.
2018-1A, 1.676%
(3 Month LIBOR USD + 1.550%),
04/15/2030 (a)(b)(c)	7,000,000	7,013,895
2018-1A, 1.976%
(3 Month LIBOR USD + 1.850%),
04/15/2030 (a)(b)(c)	5,500,000	5,490,996
2018-1A, 3.126%
(3 Month LIBOR USD + 3.000%),
04/15/2030 (a)(b)(c)	1,000,000	999,984

CIFC Funding Ltd.
2017-3A, 1.934%
(3 Month LIBOR USD + 1.800%),
07/20/2030 (a)(b)(c)	2,100,000	2,104,576
2018-1A, 1.884%
(3 Month LIBOR USD + 1.750%),
04/18/2031 (a)(b)(c)	3,750,000	3,739,890
2016-1A, 2.934%
(3 Month LIBOR USD + 2.800%),
10/21/2031 (a)(b)(c)	5,000,000	5,008,855
2021-2A, 1.634%
(3 Month LIBOR USD + 1.450%),
04/15/2034 (a)(b)(c)	2,250,000	2,241,967

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Cook Park CLO Ltd.
2018-1A, 1.534%
(3 Month LIBOR USD + 1.400%),
04/17/2030 (a)(b)(c)	$6,500,000	$6,503,211

Dewolf Park CLO Ltd.
2017-1A, 3.276%
(3 Month LIBOR USD + 3.150%),
10/15/2030 (a)(b)(c)	925,000	925,000

Dorchester Park CLO Ltd.
2015-1A, 1.034%
(3 Month LIBOR USD + 0.900%),
04/20/2028 (a)(b)(c)	1,754,202	1,754,202

Dryden 77 CLO Ltd.
2020-77A, 1.784%
(3 Month LIBOR USD + 1.650%),
05/20/2034 (a)(b)(c)	8,000,000	7,999,840

Dryden XXV Senior Loan Fund
2012-25A, 1.476%
(3 Month LIBOR USD + 1.350%),
10/15/2027 (a)(b)(c)	20,000,000	20,006,060

Galaxy XIX CLO Ltd.
2015-19A, 1.525%
(3 Month LIBOR USD + 1.400%),
07/24/2030 (a)(b)(c)	4,000,000	3,999,984

Gilbert Park CLO Ltd.
2017-1A, 3.076
(3 Month LIBOR USD + 2.950%),
10/15/2030 (a)(b)(c)	8,475,000	8,488,263

Goldentree Loan
Management US CLO 1 Ltd.
2017-1A, 1.634
(3 Month LIBOR USD + 1.500%),
04/20/2034 (a)(b)(c)	6,250,000	6,227,219

Goldentree Loan
Management US CLO 2 Ltd.
2017-2A, 1.584%
(3 Month LIBOR USD + 1.450%),
11/28/2030 (a)(b)(c)	8,750,000	8,758,006
2017-2A, 4.834%
(3 Month LIBOR USD + 4.700%),
11/28/2030 (a)(b)(c)	4,475,000	4,260,008

Goldentree Loan
Management US CLO 3 Ltd.
2018-3A, 1.684
(3 Month LIBOR USD + 1.550%),
04/20/2030 (a)(b)(c)	7,865,000	7,876,617
2018-3A, 2.034%
(3 Month LIBOR USD + 1.900%),
04/20/2030 (a)(b)(c)	6,300,000	6,310,319

Goldentree Loan
Management US CLO 4 Ltd.
2019-4A, 1.725%
(3 Month LIBOR USD + 1.600%),
04/24/2031 (a)(b)(c)	5,350,000	5,349,973
2019-4A, 4.875%
(3 Month LIBOR USD + 4.750%),
04/24/2031 (a)(b)(c)	8,150,000	7,823,650

Goldentree Loan
Management US CLO 5 Ltd.
2019-5A, 4.984%
(3 Month LIBOR USD + 4.850%),
10/20/2032 (a)(b)(c)	7,500,000	7,165,095

Goldentree Loan
Management US CLO 7 Ltd.
2020-7A, 1.834%
(3 Month LIBOR USD + 1.700%),
04/20/2034 (a)(b)(c)	5,750,000	5,770,470

Goldentree Loan
Management US CLO 8 Ltd.
2020-8A, 0.984%
(3 Month LIBOR USD + 0.850%),
07/20/2031 (a)(b)(c)	666,667	666,667
2020-8A, 2.884
(3 Month LIBOR USD + 2.750%),
07/20/2031 (a)(b)(c)	7,000,000	7,000,000

Goldentree Loan
Opportunities X Ltd.
2015-10A, 1.584%
(3 Month LIBOR USD + 1.450%),
07/20/2031 (a)(b)(c)	3,250,000	3,251,501

Goldentree Loan
Opportunities XI Ltd.
2015-11A, 2.534%
(3 Month LIBOR USD + 2.400%),
01/18/2031 (a)(b)(c)	2,250,000	2,226,008

Golub Capital BDC 3 CLO 1 LLC
2021-1A, 2.926%
(3 Month LIBOR USD + 2.800%),
04/15/2033 (a)(b)(c)	7,000,000	6,999,902

Golub Capital
Partners CLO 47M Ltd.
2020-47A, 1.801%
(3 Month LIBOR USD + 1.680%),
05/05/2032 (a)(b)(c)	15,000,000	15,018,960

Greenwood Park CLO Ltd.
2018-1A, 5.076%
(3 Month LIBOR USD + 4.950%),
04/15/2031 (a)(b)(c)	1,750,000	1,697,351

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Grippen Park CLO Ltd.
2017-1A, 1.784%
(3 Month LIBOR USD + 1.650%),
01/20/2030 (a)(b)(c)	$3,000,000	$3,002,454
2017-1A, 3.434%
(3 Month LIBOR USD + 3.300%),
01/20/2030 (a)(b)(c)	7,350,000	7,357,240
2017-1A, 5.834%
(3 Month LIBOR USD + 5.700%),
01/20/2030 (a)(b)(c)	1,150,000	1,144,188

Harriman Park CLO Ltd.
2020-1A, 1.734%
(3 Month LIBOR USD + 1.600%),
04/20/2034 (a)(b)(c)	7,500,000	7,499,963

Jay Park CLO Ltd.
2016-1A, 2.784%
(3 Month LIBOR USD + 2.650%),
10/20/2027 (a)(b)(c)	1,124,000	1,124,481

LCM 26 Ltd.
26A, 1.534%
(3 Month LIBOR USD + 1.400%),
01/20/2031 (a)(b)(c)	7,900,000	7,885,180
26A, 2.634%
(3 Month LIBOR USD + 2.500%),
01/20/2031 (a)(b)(c)	1,000,000	953,543
26A, 5.434%
(3 Month LIBOR USD + 5.300%),
01/20/2031 (a)(b)(c)	4,000,000	3,668,344

LCM 28 Ltd.
28A, 1.734%
(3 Month LIBOR USD + 1.600%),
10/20/2030 (a)(b)(c)	4,000,000	3,999,980

LCM 29 Ltd.
29A, 1.726%
(3 Month LIBOR USD + 1.600%),
04/15/2031 (a)(b)(c)	7,750,000	7,747,342

LCM Loan Income Fund I
Income Note Issuer Ltd.
27A, 1.206%
(3 Month LIBOR USD + 1.080%),
07/16/2031 (a)(b)(c)	4,000,000	4,002,500
27A, 2.076%
(3 Month LIBOR USD + 1.950%),
07/16/2031 (a)(b)(c)	2,700,000	2,662,991
27A, 3.076
(3 Month LIBOR USD + 2.950%),
07/16/2031 (a)(b)(c)	4,000,000	3,910,616
27A, 5.726
(3 Month LIBOR USD + 5.600%),
07/16/2031 (a)(b)(c)	2,000,000	1,861,468

LCM XIV LP
14A, 1.714%
(3 Month LIBOR USD + 1.580%),
07/20/2031 (a)(b)(c)	10,800,000	10,799,946
14A, 1.984%
(3 Month LIBOR USD + 1.850%),
07/20/2031 (a)(b)(c)	6,000,000	5,986,734

LCM XV LP
15A, 3.834%
(3 Month LIBOR USD + 3.700%),
07/20/2030 (a)(b)(c)	6,950,000	6,925,168

LCM XVI LP
16A, 1.876%
(3 Month LIBOR USD + 1.750%),
10/15/2031 (a)(b)(c)	4,000,000	4,004,132
16A, 2.276%
(3 Month LIBOR USD + 2.150%),
10/15/2031 (a)(b)(c)	5,100,000	5,070,721

LCM XVII LP
17A, 6.126%
(3 Month LIBOR USD + 6.000%),
10/15/2031 (a)(b)(c)	1,000,000	924,790

LCM XVIII LP
19A, 1.876%
(3 Month LIBOR USD + 1.750%),
07/15/2027 (a)(b)(c)	2,500,000	2,501,330
19A, 2.826%
(3 Month LIBOR USD + 2.700%),
07/15/2027 (a)(b)(c)	4,000,000	4,006,172
18A, 6.084
(3 Month LIBOR USD + 5.950%),
04/20/2031 (a)(b)(c)	2,950,000	2,724,201

LCM XXII Ltd.
22A, 1.584%
(3 Month LIBOR USD + 1.450%),
10/20/2028 (a)(b)(c)	5,000,000	5,005,660
22A, 2.934%
(3 Month LIBOR USD + 2.800%),
10/20/2028 (a)(b)(c)	2,000,000	1,947,078

Long Point Park CLO Ltd.
2017-1A, 1.509%
(3 Month LIBOR USD + 1.375%),
01/17/2030 (a)(b)(c)	11,750,000	11,730,460
2017-1A, 2.534%
(3 Month LIBOR USD + 2.400%),
01/17/2030 (a)(b)(c)	4,000,000	3,906,672

Magnetite VIII Ltd.
2014-8A, 3.026%
(3 Month LIBOR USD + 2.900%),
04/15/2031 (a)(b)(c)	10,150,000	10,175,964

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX) PAGE

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Magnetite XV Ltd.
2015-15A, 2.875%
(3 Month LIBOR USD + 2.750%),
07/25/2031 (a)(b)(c)	$2,000,000	$2,001,146

Magnetite XVIII Ltd.
2016-18A, 2.825%
(3 Month LIBOR USD + 2.700%),
11/15/2028 (a)(b)(c)	9,000,000	9,012,942

Magnetite XXIII Ltd.
2019-23A, 6.875%
(3 Month LIBOR USD + 6.750%),
10/25/2032 (a)(b)(c)	2,750,000	2,769,366

Magnetite XXIV Ltd.
2019-24A, 2.676%
(3 Month LIBOR USD + 2.550%),
01/15/2033 (a)(b)(c)	6,000,000	6,030,426
2019-24A, 3.926%
(3 Month LIBOR USD + 3.800%),
01/15/2033 (a)(b)(c)	1,700,000	1,710,198

Magnetite XXVI Ltd.
2020-26A, 4.686%
(3 Month LIBOR USD + 4.560%),
07/15/2030 (a)(b)(c)	1,500,000	1,500,000

Magnetite XXVII Ltd.
2020-27A, 4.134%
(3 Month LIBOR USD + 4.000%),
07/20/2033 (a)(b)(c)	2,750,000	2,750,000
2020-27A, 7.614%
(3 Month LIBOR USD + 7.480%),
07/20/2033 (a)(b)(c)	5,250,000	5,250,000
2020-27A, 0.000%
(3 Month LIBOR USD + 6.000%),
10/20/2034 (a)(b)(c)(d)	5,250,000	5,250,000

Magnetite XXVIII Ltd.
2020-28A, 7.205%
(3 Month LIBOR USD + 7.080%),
10/25/2031 (a)(b)(c)	2,250,000	2,267,953

Mountain View CLO XV Ltd.
2019-2A, 2.026
(3 Month LIBOR USD + 1.900%),
01/15/2033 (a)(b)(c)	3,000,000	3,001,989

Neuberger Berman CLO Ltd.
2017-25A, 1.484%
(3 Month LIBOR USD + 1.350%),
10/18/2029 (a)(b)(c)	5,000,000	4,990,970
2019-34A, 4.334%
(3 Month LIBOR USD + 4.200%),
01/20/2033 (a)(b)(c)	5,250,000	5,290,462

Neuberger Berman Loan
Advisers CLO 35 Ltd.
2019-35A, 3.834
(3 Month LIBOR USD + 3.700%),
01/19/2033 (a)(b)(c)	5,000,000	5,021,750

Niagara Park Clo Ltd.
2019-1A, 6.084%
(3 Month LIBOR USD + 5.950%),
07/17/2032 (a)(b)(c)	2,000,000	1,999,882

Oak Hill Credit Partners Ltd.
2014-10RA, 1.684%
(3 Month LIBOR USD + 1.550%),
04/20/2034 (a)(b)(c)	6,750,000	6,749,966
2016-13A, 1.846%
(3 Month LIBOR USD + 1.700%),
10/25/2034 (a)(b)(c)	5,000,000	5,000,000

Octagon Investment
Partners 26 Ltd.
2016-1A, 1.926
(3 Month LIBOR USD + 1.800%),
07/15/2030 (a)(b)(c)	6,220,000	6,202,074

Octagon Investment
Partners 33 Ltd.
2017-1A, 1.634
(3 Month LIBOR USD + 1.500%),
01/20/2031 (a)(b)(c)	1,250,000	1,249,995

Octagon Investment
Partners 49 Ltd.
2020-5A, 1.676
(3 Month LIBOR USD + 1.550%),
01/15/2033 (a)(b)(c)	1,750,000	1,749,991

OZLM XXIV Ltd.
2019-24A, 1.184%
(3 Month LIBOR USD + 1.050%),
07/20/2032 (a)(b)(c)	4,000,000	4,000,000

Reese Park CLO Ltd.
2020-1A, 0.876%
(3 Month LIBOR USD + 0.750%),
10/15/2032 (a)(b)(c)	5,000,000	5,003,130
2020-1A, 2.220
10/15/2032 (a)(c)	4,820,000	4,775,372

RR Ltd.
2021-17A, 1.540%
(3 Month LIBOR USD + 1.400%),
07/15/2034 (a)(b)(c)	5,000,000	4,999,910
2021-17A, 1.790%
(3 Month LIBOR USD + 1.650%),
07/15/2034 (a)(b)(c)	5,000,000	4,999,880

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Treman Park CLO Ltd.
2015-1A, 7.544%
(3 Month LIBOR USD + 7.410%),
10/20/2028 (a)(b)(c)(e)	$1,750,000	$1,743,964

Verde CLO Ltd.
2019-1A, 1.726%
(3 Month LIBOR USD + 1.600%),
04/15/2032 (a)(b)(c)	2,000,000	1,999,990

Voya CLO Ltd.
2016-4A, 1.684%
(3 Month LIBOR USD + 1.550%),
07/20/2029 (a)(b)(c)	7,250,000	7,249,964

Webster Park CLO Ltd.
2015-1A, 1.934%
(3 Month LIBOR USD + 1.800%),
07/20/2030 (a)(b)(c)	10,300,000	10,276,743
2015-1A, 3.034%
(3 Month LIBOR USD + 2.900%),
07/20/2030 (a)(b)(c)	4,800,000	4,805,510
2015-1A, 1.484%
(3 Month LIBOR USD + 1.350%),
07/22/2030 (a)(b)(c)	4,000,000	3,999,984
TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $618,216,675)		624,463,490

CORPORATE BONDS – 16.90%

Administrative and
Support Services – 1.03%
ADT Security Corp.
4.125%, 08/01/2029 (a)	9,650,000	9,649,807

Central Storage
Safety Project Trust
4.823%, 02/01/2038 (a)	6,793,920	7,806,150

Equifax, Inc.
2.350%, 09/15/2031	5,000,000	5,040,784

ERAC USA Finance, LLC
7.000%, 10/15/2037 (a)	7,957,000	12,065,676

MSCI, Inc.
4.000%, 11/15/2029 (a)	5,000,000	5,356,250
3.625%, 11/01/2031 (a)	5,000,000	5,315,525
3.250%, 08/15/2033 (a)	1,750,000	1,804,862

Northwell Healthcare, Inc.
3.391%, 11/01/2027	1,000,000	1,055,851

Scotts Miracle-Gro Co.
4.375%, 02/01/2032 (a)	2,000,000	2,030,620

Visa, Inc.
4.150%, 12/14/2035	7,450,000	9,195,535

Wildflower Improvement
Association
6.625%, 03/01/2031 (a)(e)	7,023,885	7,030,171

Air Transportation – 0.27%
Delta Air Lines, Inc.
7.000%, 05/01/2025 (a)	$6,190,000	$7,238,339

Southwest Airlines Co.
5.125%, 06/15/2027	8,780,000	10,273,438

Ambulatory Health
Care Services – 0.41%
Ascension Health
3.106%, 11/15/2039	15,000,000	16,389,706

Toledo Hospital
6.015%, 11/15/2048	6,980,000	10,172,276

Amusement, Gambling, and
Recreation Industries – 0.09%
YMCA of Greater New York
2.303%, 08/01/2026	5,730,000	5,805,499

Beverage and Tobacco
Product Manufacturing – 0.28%
Coca-Cola Co.
2.000%, 03/05/2031	10,000,000	10,177,984

Keurig Dr. Pepper, Inc.
7.450%, 05/01/2038	5,000,000	7,738,891

Broadcasting
(except Internet) – 0.09%
Sirius XM Radio, Inc.
3.125%, 09/01/2026 (a)	5,500,000	5,610,825
3.875%, 09/01/2031 (a)	500,000	497,673

Building Material and
Garden Equipment and
Supplies Dealers – 0.37%

Home Depot Inc.
5.400%, 09/15/2040	5,000,000	6,959,945

Home Depot, Inc.
1.375%, 03/15/2031	10,000,000	9,665,194
5.875%, 12/16/2036	5,000,000	7,177,120

Chemical Manufacturing – 0.53%
Bristol-Myers Squibb Co.
4.125%, 06/15/2039	8,734,000	10,690,670

Johnson & Johnson
5.850%, 07/15/2038	8,180,000	12,128,042

Wyeth LLC
5.950%, 04/01/2037	8,000,000	11,465,833

Computer and Electronic
Product Manufacturing – 0.95%

Apple, Inc.
1.650%, 02/08/2031	20,000,000	19,816,603
2.375%, 02/08/2041	10,000,000	9,819,666

Intel Corp.
3.900%, 03/25/2030	10,000,000	11,624,603

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

NVIDIA Corp.
1.550%, 06/15/2028	$5,000,000	$5,028,039
2.000%, 06/15/2031	5,000,000	5,049,827

Siemens
Financieringsmaatschappij NV
2.150%, 03/11/2031 (a)(c)	9,650,000	9,841,168

Construction of Buildings – 0.20%
Century Communities, Inc.
3.875%, 08/15/2029 (a)	2,000,000	2,033,170

LGI Homes, Inc.
4.000%, 07/15/2029 (a)	5,875,000	5,912,659

M/I Homes, Inc.
3.950%, 02/15/2030 (a)	5,000,000	5,059,600
Credit Intermediation and
Related Activities – 4.35%

AMER AGCREDIT FLCA/PCA
3.375% to 06/15/2031 then
SOFR + 2.120%,
06/15/2036 (a)(b)	10,000,000	10,173,758

Bank of America Corp.
2.087% to 05/14/2029 then
SOFR + 1.060%, 06/14/2029 (b)	12,000,000	12,182,643
2.651% to 03/11/31 then
SOFR + 1.220%, 03/11/2032 (b)	10,000,000	10,376,039

Bank of NT Butterfield & Son Ltd.
5.250% to 06/01/2023 then
3 Month LIBOR USD + 2.255%,
06/01/2028 (b)(c)	3,000,000	3,143,208
5.250% to 06/15/2025 then
SOFR + 5.060%,
06/15/2030 (b)(c)	5,000,000	5,365,289

Banner Corp.
5.000% to 06/30/2025 then
SOFR + 4.890%, 06/30/2030 (b)	5,000,000	5,353,045

BlueHub Loan Fund, Inc.
3.099%, 01/01/2030	3,000,000	3,153,566

CIT Group, Inc.
4.125% (5 Year CMT
Rate + 2.372%), 11/13/2029	3,000,000	3,113,835

CNB Financial Corp.
3.250% to 6/15/2026 then
SOFR + 2.580%,
06/15/2031 (a)(b)	8,000,000	8,056,386

Compeer Financial FLCA
2.750% to 06/01/2026 then
SOFR + 2.030%,
06/01/2031 (a)(b)	5,000,000	4,989,464
3.375% to 06/01/2031 then
SOFR + 1.965%,
06/01/2036 (a)(b)	4,750,000	4,908,317

First Busey Corp.
5.250% to 06/01/2025 then
SOFR + 5.110%,
06/01/2030 (b)	$4,000,000	$4,198,568

First Citizens BancShares, Inc.
3.375% to 03/15/2025 then
SOFR + 2.465%, 03/15/2030 (b)	7,500,000	7,710,657

First Financial Bancorp
5.250% to 05/15/2025 then
SOFR + 5.090%, 05/15/2030 (b)	4,000,000	4,189,118

First Mid Bancshares, Inc.
3.950% to 10/15/2025 then
SOFR + 3.830%, 10/15/2030 (b)	5,000,000	5,187,739

Firstbank
4.500% to 09/01/2025 then
SOFR + 4.390%, 09/01/2030 (b)	5,000,000	5,180,447

Great Southern Bank
5.500% to 06/15/2025 then
SOFR + 5.325%, 06/15/2030 (b)	4,750,000	5,218,369

Heartland Financial USA, Inc.
0.000%, 09/15/2031 (d)	6,675,000	6,675,000

Heritage Commerce Corp.
5.250% to 06/01/2022 then
3 Month LIBOR USD + 3.365%,
06/01/2027 (b)	3,935,000	3,953,191

Hilltop Holdings, Inc.
6.125% to 05/15/2030 then
SOFR + 5.800%, 05/15/2035 (b)	9,000,000	10,549,677

Independent Bank Group, Inc.
4.000% to 09/15/2025 then
SOFR + 3.885%, 09/15/2030 (b)	7,000,000	7,235,578

John Deere Capital Corp.
2.000%, 06/17/2031	10,000,000	10,181,110

JPMorgan Chase & Co.
2.069% to 06/01/2028 then
SOFR + 1.015%, 06/01/2029 (b)	5,000,000	5,071,163

MB Financial Bank, NA
4.000% to 12/01/2022 then
3 Month LIBOR USD + 1.873%,
12/01/2027 (b)	3,000,000	3,106,876

NBT Bancorp, Inc.
5.000% to 07/01/2025 then
SOFR + 4.850%, 07/01/2030 (b)	7,500,000	8,012,880

NexBank Capital, Inc.
4.000% to 08/15/2026 then
SOFR + 3.390%),
08/15/2031 (a)(b)	6,500,000	6,510,362

OceanFirst Financial Corp.
5.250% to 05/15/2025 then
SOFR + 5.095%, 05/15/2030 (b)	5,000,000	5,266,415

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

OneMain Finance Corp.
3.500%, 01/15/2027	$5,000,000	$5,067,550
5.375%, 11/15/2029	5,553,000	6,074,343

Pacific Continental Corp.
4.862% (3 Month LIBOR
USD + 4.715%), 06/30/2026 (b)	5,000,000	5,000,710

Pacific Premier Bancorp, Inc.
4.875% to 05/15/2024 then
3 Month LIBOR USD + 2.500%,
05/15/2029 (b)	4,000,000	4,162,136
5.375% to 06/15/2025 then
SOFR + 5.170%, 06/15/2030 (b)	4,000,000	4,308,543

Park National Corp.
4.500% to 09/01/2025 then
SOFR + 4.390%, 09/01/2030 (b)	5,100,000	5,284,055

Peapack-Gladstone
Financial Corp.
3.500% to 12/30/2025 then
SOFR + 3.260%, 12/30/2030 (b)	7,500,000	7,653,872

Pinnacle Financial Partners, Inc.
4.125% to 09/15/2024 then
3 Month LIBOR USD + 2.775%,
09/15/2029 (b)	6,000,000	6,181,443

Sandy Spring Bancorp, Inc.
4.250% to 11/15/2024 then
SOFR + 2.882%, 11/15/2029 (b)	5,500,000	5,709,766

Signature Bank
4.125% to 11/01/2024 then
3 Month LIBOR USD + 2.559%,
11/01/2029 (b)	5,000,000	5,305,714

Southside Bancshares, Inc.
3.875% to 11/15/2025 then
SOFR + 3.660%, 11/15/2030 (b)	7,000,000	7,402,620

Texas Capital Bancshares, Inc.
4.000% (5 Year CMT
Rate + 3.150%), 05/06/2031 (b)	10,590,000	11,081,545

Towne Bank
4.500% to 07/30/2022 then
3 Month LIBOR USD + 2.550%,
07/30/2027 (b)	4,000,000	4,080,226

Trustmark Corp.
3.625% to 12/01/2025 then
SOFR + 3.387%, 12/01/2030 (b)	6,000,000	6,212,643

UMB Financial Corp.
3.700% (5 Year CMT
Rate + 3.437%), 09/17/2030 (b)	5,000,000	5,144,168

Valley National Bancorp
3.000% to 06/15/2026 then
SOFR + 2.360%, 06/15/2031 (b)	5,000,000	5,106,070

Western Alliance Bancorp
3.000% to 06/15/2026 then
SOFR + 2.250%,
06/15/2031 (b)	5,900,000	6,042,822

Western Alliance Bank
5.250% to 06/01/2025 then
SOFR + 5.120%, 06/01/2030 (b)	5,000,000	5,476,774

WSFS Financial Corp.
2.750% to 12/15/2025 then
SOFR + 2.485%, 12/15/2030 (b)	4,470,000	4,486,652

Data Processing, Hosting
and Related Services – 0.25%
Automatic Data Processing, Inc.
1.700%, 05/15/2028	16,015,000	16,311,564

Educational Services – 0.28%
Austin Achieve
Public Schools, Inc.
5.750%, 06/15/2026	1,710,000	1,712,137

Liberty University, Inc.
3.338%, 03/01/2034	15,000,000	15,999,121

Fabricated Metal
Product Manufacturing – 0.19%
Ball Corp.
2.875%, 08/15/2030	12,000,000	12,045,480

Food Manufacturing – 0.35%
Archer-Daniels-Midland Co.
3.250%, 03/27/2030	10,900,000	12,148,247

Hormel Foods Corp.
1.700%, 06/03/2028	10,000,000	10,175,336

Funds, Trusts, and Other
Financial Vehicles – 0.39%
New York Life Global Funding
1.850%, 08/01/2031 (a)	25,000,000	24,873,726

General Merchandise
Stores – 0.24%
Walmart, Inc.
6.500%, 08/15/2037	10,000,000	15,260,869

Hospitals – 0.99%
Advocate Health &
Hospitals Corp.
3.829%, 08/15/2028	1,000,000	1,141,614

CHRISTUS Health
4.341%, 07/01/2028	3,285,000	3,812,218

CommonSpirit Health
3.347%, 10/01/2029	2,235,000	2,429,714
2.782%, 10/01/2030	10,000,000	10,472,120
3.817%, 10/01/2049	2,150,000	2,466,739

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Hackensack Meridian Health, Inc.
2.675%, 09/01/2041	$9,920,000	$9,969,575

Kaiser Foundation Hospitals
2.810%, 06/01/2041	20,000,000	20,661,396

Memorial Health Services
3.496%, 05/01/2022	575,000	586,398
3.447%, 11/01/2049	9,820,000	11,021,592

Orlando Health Obligated Group
2.891%, 10/01/2035	1,000,000	1,058,712

Insurance Carriers and
Related Activities – 0.43%
Centene Corp.
2.450%, 07/15/2028	10,000,000	10,160,675

Chubb INA Holdings, Inc.
1.375%, 09/15/2030	12,483,000	11,987,271

Renasant Corp.
4.500% to 09/15/2030 then
SOFR + 4.025%, 09/15/2035 (b)	5,000,000	5,398,576

Management of Companies
and Enterprises – 0.20%
Bryn Mawr Bank Corp.
4.250% to 12/15/2022 then
3 Month LIBOR USD + 2.050%,
12/15/2027 (b)	3,500,000	3,590,100

First Interstate BancSystem, Inc.
5.250% to 05/15/2025 then
SOFR + 5.180%, 05/15/2030 (b)	5,000,000	5,346,483

New Red Finance, Inc.
3.875%, 01/15/2028 (a)(c)	4,000,000	4,055,000

Merchant Wholesalers,
Nondurable Goods – 0.05%
Cargill, Inc.
2.125%, 04/23/2030 (a)	3,165,000	3,249,154

Motor Vehicle and
Parts Dealers – 0.21%
Lithia Motors, Inc.
4.625%, 12/15/2027 (a)	5,000,000	5,306,250
3.875%, 06/01/2029 (a)	4,750,000	4,986,550
4.375%, 01/15/2031 (a)	3,000,000	3,258,750

Nonmetallic Mineral
Product Manufacturing – 0.02%
Corning, Inc.
5.750%, 08/15/2040	722,000	998,741

Nonstore Retailers – 0.24%
Amazon.com, Inc.
1.650%, 05/12/2028	12,000,000	12,219,594
2.100%, 05/12/2031	3,400,000	3,493,959

Nursing and Residential
Care Facilities – 0.09%
HumanGood California
Obligated Group
3.000%, 10/01/2028	5,740,000	5,834,988

Paper Manufacturing – 0.19%
Georgia-Pacific LLC
2.300%, 04/30/2030 (a)	10,000,000	10,331,080

Graphic Packaging
International LLC
4.750%, 07/15/2027 (a)	1,600,000	1,730,668

Personal and Laundry
Services – 0.17%
Service Corp. International
5.125%, 06/01/2029	5,250,000	5,731,425
4.000%, 05/15/2031	4,750,000	4,927,484

Primary Metal
Manufacturing – 0.22%
Howmet Aerospace, Inc.
5.900%, 02/01/2027	3,700,000	4,366,092
3.000%, 01/15/2029	9,700,000	9,923,828

Professional, Scientific, and
Technical Services – 0.48%
AECOM
5.125%, 03/15/2027	10,000,000	11,183,900

Booz Allen Hamilton, Inc.
3.875%, 09/01/2028 (a)	9,324,000	9,622,881

Gartner, Inc.
3.625%, 06/15/2029 (a)	10,000,000	10,308,000

Publishing Industries
(except Internet) – 0.69%
Adobe, Inc.
2.300%, 02/01/2030	10,000,000	10,444,628

Microsoft Corp.
3.500%, 02/12/2035	6,076,000	7,153,683

Oracle Corp.
2.300%, 03/25/2028	10,000,000	10,329,141
3.850%, 07/15/2036	10,000,000	11,106,764

Salesforce.com, Inc.
1.950%, 07/15/2031	5,000,000	5,075,824

Real Estate – 0.46%
Arbor Realty Trust, Inc.
4.750%, 10/15/2024 (a)	4,000,000	4,043,947
4.500%, 03/15/2027 (a)	5,000,000	5,003,373

Enterprise Community
Loan Fund, Inc.
3.685%, 11/01/2023	5,010,000	5,172,829
4.152%, 11/01/2028	5,000,000	5,246,214

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Simon Property Group LP
6.750%, 02/01/2040	$6,738,000	$10,180,912

Religious, Grantmaking,
Civic, Professional, and
Similar Organizations – 0.19%
Nature Conservancy
1.711%, 07/01/2031	1,250,000	1,221,251
1.811%, 07/01/2032	1,150,000	1,115,686
1.861%, 07/01/2033	1,000,000	962,218

Penn State Health
3.806%, 11/01/2049	3,500,000	4,091,867

United Jewish Appeal-Federation
of Jewish Philanthropies
of New York, Inc.
2.145%, 02/01/2031	4,565,000	4,508,615

Rental and Leasing
Services – 0.14%
United Rentals
North America, Inc.
3.750%, 01/15/2032	8,500,000	8,692,483

Repair and Maintenance – 0.18%
Allison Transmission, Inc.
3.750%, 01/30/2031 (a)	5,200,000	5,200,754

Valvoline, Inc.
3.625%, 06/15/2031 (a)	6,659,000	6,634,928

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities – 0.75%
Blackstone Holdings
Finance Co LLC
1.625%, 08/05/2028 (a)	12,000,000	11,884,077

Brookfield Asset
Management, Inc.
7.375%, 03/01/2033 (c)	3,000,000	4,338,937

Charles Schwab Corp.
2.000%, 03/20/2028	10,000,000	10,311,625
2.300%, 05/13/2031	10,000,000	10,324,918

Northwestern Mutual
Global Funding
1.700%, 06/01/2028 (a)	10,000,000	10,232,666

Prime Security Services
Borrower LLC
3.375%, 08/31/2027 (a)	1,000,000	966,250

Transportation Equipment
Manufacturing – 0.57%
Dana, Inc.
5.375%, 11/15/2027	5,000,000	5,281,250
4.250%, 09/01/2030	5,000,000	5,205,825

General Dynamics Corp.
3.625%, 04/01/2030	5,000,000	5,698,107
2.250%, 06/01/2031	10,000,000	10,376,423

TransDigm, Inc.
8.000%, 12/15/2025 (a)	9,110,000	9,759,088

Utilities – 0.13%
Oglethorpe Power Corp.
6.191%, 01/01/2031 (a)	6,445,000	8,098,450

Wood Product
Manufacturing – 0.23%
Builders FirstSource, Inc.
4.250%, 02/01/2032 (a)	4,750,000	4,885,446

Masonite International Corp.
3.500%, 02/15/2030 (a)(c)	9,550,000	9,584,523
TOTAL CORPORATE BONDS
(Cost $1,053,088,541)		1,084,663,062

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES – 11.85%

Adjustable Rate Mortgage Trust
2005-3, 2.865%, 07/25/2035 (f)	378,343	383,509
2005-10, 2.679%, 01/25/2036 (f)	6,443,830	5,796,023
2006-2, 3.149%, 05/25/2036 (f)	1,045,476	1,021,288

Alternative Loan Trust
2004-28CB, 5.000%, 01/25/2020 (g)	127,195	127,812
2006-J3, 5.750%, 05/25/2026	572,261	574,820
2004-27CB, 6.000%, 12/25/2034	1,162,055	1,168,938
2004-28CB, 6.000%, 01/25/2035	401,434	404,324
2005-6CB, 5.750%, 04/25/2035	2,404,164	2,374,664
2005-6CB, 7.500%, 04/25/2035	281,912	280,110
2005-13CB, 0.584%
(1 Month LIBOR USD + 0.500%),
05/25/2035 (b)	1,206,879	1,075,469
2005-9CB, 0.584%
(1 Month LIBOR USD + 0.500%),
05/25/2035 (b)	2,652,197	2,440,700
2005-9CB, 6.000%, 05/25/2035	8,068,857	5,627,928
2005-21CB, 5.250%, 06/25/2035	3,448,169	3,285,805
2005-21CB, 6.000%, 06/25/2035	2,080,899	2,039,096
2005-J6, 0.584%
(1 Month LIBOR USD + 0.500%),
07/25/2035 (b)	3,995,772	3,182,995
2005-20CB, 5.500%, 07/25/2035	1,344,682	1,278,134
2005-43, 3.360%, 09/25/2035 (f)	195,825	189,030
2005-63, 2.879%, 11/25/2035 (f)	1,012,407	993,414
2005-54CB, 5.500%, 11/25/2035	656,773	497,874
2005-J13, 5.500%, 11/25/2035	585,169	513,320
2005-65CB, 0.000%,
12/25/2035 (d)(e)	889,579	481,888

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Alternative Loan Trust (Cont.)
2005-65CB, 5.500%, 01/25/2036	$128,539	$113,620
2005-75CB, 5.500%, 01/25/2036	1,705,179	1,475,244
2005-73CB, 5.750%, 01/25/2036	402,594	308,153
2005-86CB, 5.500%, 02/25/2036	1,121,937	902,689
2005-86CB, 5.500%, 02/25/2036	155,473	125,091
2005-80CB, 6.000%, 02/25/2036	5,617,822	5,710,671
2006-6CB, 5.500%, 05/25/2036	122,738	119,853
2006-12CB, 5.750%
(1 Month LIBOR USD + 5.750%),
05/25/2036 (b)	612,937	448,610
2006-14CB, 6.000%, 06/25/2036	2,744,870	2,105,544
2006-16CB, 6.000%, 06/25/2036	429,155	333,814
2006-16CB, 6.000%, 06/25/2036	1,124,863	874,963
2006-16CB, 6.000%, 06/25/2036	976,566	759,562
2006-19CB, 0.484%
(1 Month LIBOR USD + 0.400%),
08/25/2036 (b)	761,797	391,806
2006-24CB, 5.750%, 08/25/2036	2,857,339	2,215,399
2006-24CB, 5.750%, 08/25/2036	4,606,098	3,571,275
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (b)	1,145,136	922,030
2006-19CB, 6.000%, 08/25/2036	159,411	128,304
2006-19CB, 6.000%, 08/25/2036	4,438,401	3,575,116
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (b)	2,904,504	2,338,856
2006-23CB, 6.000%, 08/25/2036	798,747	809,718
2006-23CB, 6.500%, 08/25/2036	5,951,458	3,027,793
2006-J6, 6.000%, 09/25/2036	3,107,283	2,311,979
2006-J6, 6.000%, 09/25/2036	2,306,768	1,716,354
2006-26CB, 6.250%, 09/25/2036	5,740,647	3,996,370
2006-J5, 6.500%, 09/25/2036	2,141,738	1,684,883
2006-J5, 6.500%, 09/25/2036	10,368,337	8,156,664
2006-32CB, 5.500%, 11/25/2036	198,899	152,192
2006-31CB, 5.750%, 11/25/2036	2,198,639	1,714,045
2006-31CB, 6.000%, 11/25/2036	243,750	194,565
2006-32CB, 6.000%, 11/25/2036	3,076,310	2,454,113
2006-32CB, 6.000%, 11/25/2036	1,008,381	804,431
2006-32CB, 6.000%, 11/25/2036	3,031,478	2,418,349
2006-30T1, 6.500%, 11/25/2036	8,340,892	3,634,367
2006-39CB, 6.000%, 01/25/2037	2,949,360	2,959,981
2006-41CB, 6.000%, 01/25/2037	607,103	485,365
2006-43CB, 6.000%, 02/25/2037	3,583,175	2,738,968
2007-2CB, 5.750%, 03/25/2037	6,665,378	5,104,850
2007-4CB, 5.750%, 04/25/2037	1,500,829	1,499,723
2007-4CB, 5.750%, 04/25/2037	1,995,247	1,993,776
2007-8CB, 5.500%, 05/25/2037	6,806,656	5,216,624
2007-8CB, 6.000%, 05/25/2037	919,703	730,675
2007-J2, 6.000%, 07/25/2037	6,996,702	6,995,786
2008-2R, 6.000%, 08/25/2037 (f)	7,807,814	5,589,051
2007-23CB, 6.000%, 09/25/2037	4,862,750	3,669,874
2007-13, 6.000%, 06/25/2047	2,820,632	2,110,367

American Home
Mortgage Investment Trust
2006-2, 6.750%, 06/25/2036 (h)	2,796,360	719,171

Banc of America
Alternative Loan Trust
2005-11, 5.750%, 12/25/2035	962,463	957,895
2005-11, 5.750%, 12/25/2035	178,316	177,469
2006-9, 0.484%
(1 Month LIBOR USD + 0.400%),
01/25/2037 (b)	1,169,453	904,526
2006-9, 6.000%, 01/25/2037	247,724	246,683
2006-4, 6.000%, 05/25/2046	1,212,093	1,216,706
2006-4, 6.500%, 05/25/2046	901,993	900,777
2006-4, 6.500%, 05/25/2046	1,466,719	1,470,467
2006-5, 6.000%, 06/25/2046	365,119	360,033
2006-6, 6.000%, 07/25/2046	1,378,774	1,346,694

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	297,056	304,723
2004-1, 6.000%, 02/25/2034	768,030	844,618
2004-1, 6.000%, 03/25/2034	4,582,758	5,078,453
2004-B, 2.613%, 11/20/2034 (f)	2,314,098	2,368,374
2007-4, 5.500%, 11/25/2034	432,900	431,747
2005-3, 5.500%, 06/25/2035	96,817	103,174
2014-R3, 2.411%, 06/26/2035 (a)(f)	3,424,684	3,352,289
2014-R3, 2.517%, 06/26/2035 (a)(f)	1,615,478	1,612,921
2005-4, 5.500%, 08/25/2035	42,471	45,505
2005-5, 5.500%, 09/25/2035	318,032	337,179
2005-5, 5.500%, 09/25/2035	1,975,912	2,141,309
2005-7, 5.500%, 11/25/2035	4,189,830	4,241,046
2005-7, 5.750%, 11/25/2035	15,726	16,631
2005-7, 6.000%, 11/25/2035	78,223	81,781
2005-8, 5.750%, 01/25/2036	3,204,162	3,197,238
2006-B, 2.354%, 03/20/2036 (f)	694,727	626,893
2006-F, 2.749%, 07/20/2036 (f)	6,980,971	6,623,386
2006-5, 5.750%, 09/25/2036	456,079	470,745
2006-7, 6.000%, 09/25/2036	623,247	619,380
2006-I, 1.965%, 12/20/2036 (f)	3,686,594	3,711,138
2006-I, 1.965%, 12/20/2036 (f)	641,266	633,670
2006-I, 2.237%, 12/20/2036 (f)	825,522	857,492
2007-1, 6.689%, 01/25/2037 (h)	897,889	919,414
2007-2, 0.144%
(1 Month LIBOR USD + 0.060%),
03/25/2037 (b)	493,259	470,424
2007-3, 0.514%
(1 Month LIBOR USD + 0.430%),
04/25/2037 (b)	1,162,202	1,135,980
2007-6, 0.364%
(1 Month LIBOR USD + 0.280%),
07/25/2037 (b)	5,644,313	5,498,993

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Banc of America Funding Trust (Cont.)
2007-6, 0.374%
(1 Month LIBOR USD + 0.290%),
07/25/2037 (b)	$1,289,591	$1,257,141
2007-5, 5.500%, 07/25/2037	2,101,289	2,173,915
2010-R3, 6.000%, 09/26/2037 (a)(f)	7,867,149	8,045,789
2006-J, 3.359%, 01/20/2047 (f)	173,897	167,235

Banc of America Mortgage Trust
2005-A, 2.621%, 02/25/2035 (f)	1,988,968	2,060,459
2005-F, 2.706%, 07/25/2035 (f)	966,860	970,499
2007-1, 6.000%, 03/25/2037	2,088,626	2,098,928
2006-B, 2.533%, 10/20/2046 (f)	1,022,216	997,431

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037 (i)	332,349	245,830

Bear Stearns ALT-A Trust
2006-6, 3.294%, 11/25/2036 (f)	903,847	619,644

Bear Stearns ARM Trust
2004-12, 2.891%, 02/25/2035 (f)	48,642	49,106

Bear Stearns Asset
Backed Securities I Trust
2005-AC5, 1.084%
(1 Month LIBOR USD + 1.000%),
08/25/2035 (b)	628,713	475,791
2006-AC4, 0.334%
(1 Month LIBOR USD + 0.250%),
07/25/2036 (b)	4,116,898	3,669,499
2006-AC4, 35.863%
(1 Month LIBOR USD + 36.250%),
07/25/2036 (b)(e)(i)	951,044	1,329,697

Charlie Mac Trust
2004-2, 6.000%, 10/25/2034	38,574	39,048

Chase Funding Trust
2004-1, 0.834%
(1 Month LIBOR USD + 0.750%),
09/25/2033 (b)	218,532	217,969

Chase Mortgage Finance Trust
2005-S2, 5.500%, 10/25/2035	816,546	818,138
2005-S3, 5.500%, 11/25/2035	6,605,553	6,236,325
2005-A1, 3.026%, 12/25/2035 (f)	988,299	992,894
2005-A1, 3.026%, 12/25/2035 (f)	1,009,982	1,014,678
2006-S3, 6.000%, 11/25/2036	7,352,906	4,897,559
2006-S4, 6.000%, 12/25/2036	1,108,674	747,982
2006-S4, 6.000%, 12/25/2036	4,198,468	2,832,554
2007-S1, 6.000%, 02/25/2037	4,170,184	2,281,151
2007-S3, 5.750%, 05/25/2037	761,823	509,277
2007-S3, 6.000%, 05/25/2037	2,321,273	1,580,258
2007-A2, 2.763%, 07/25/2037 (f)	1,058,195	1,022,676

ChaseFlex Trust
2005-1, 5.500%, 02/25/2035	399,812	361,806
2006-2, 4.445%, 09/25/2036 (f)	3,102,443	3,117,867
2007-M1, 4.135%, 08/25/2037 (h)	1,768,299	1,726,607

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	26,392	22,140
2003-42, 2.463%, 10/25/2033 (f)	1,037,102	1,057,491
2003-44, 5.000%, 10/25/2033	361,000	378,238
2004-4, 5.500%, 05/25/2034	515,289	519,335
2004-14, 2.725%, 08/25/2034 (f)	2,775,827	2,814,614
2004-21, 4.000%, 11/25/2034	668,026	680,456
2004-24, 5.500%, 12/25/2034	2,904,056	2,944,273
2004-J9, 5.500%, 01/25/2035	649,280	660,765
2004-HYB5, 2.679%, 04/20/2035 (f)	790,902	843,330
2005-HYB2, 2.814%, 05/20/2035 (f)	872,369	910,071
2005-13, 5.500%, 06/25/2035	2,087,057	1,677,068
2005-J3, 5.500%, 09/25/2035	86,218	85,841
2005-27, 5.500%, 12/25/2035	644,667	415,899
2005-27, 5.500%, 12/25/2035	1,366,541	1,280,948
2005-31, 2.825%, 01/25/2036 (f)	1,333,331	1,276,684
2005-30, 5.500%, 01/25/2036	73,529	60,198
2005-HY10, 2.998%, 02/20/2036 (f)	71,493	59,143
2005-HY10, 3.021%, 02/20/2036 (f)	128,973	112,640
2005-HY10, 3.344%, 02/20/2036 (f)	1,994,779	2,021,214
2006-6, 6.000%, 04/25/2036	742,494	554,872
2006-9, 6.000%, 05/25/2036	1,259,727	882,594
2006-J4, 6.250%, 09/25/2036	114,786	69,114
2006-16, 6.500%, 11/25/2036	637,583	398,410
2006-17, 6.000%
(1 Month LIBOR USD + 0.550%),
12/25/2036 (b)	3,278,487	2,084,694
2006-17, 6.000%, 12/25/2036	2,424,076	1,532,211
2006-18, 6.000%, 12/25/2036	310,579	239,286
2006-21, 5.750%, 02/25/2037	1,495,235	1,133,559
2006-21, 6.000%, 02/25/2037	3,452,701	2,660,599
2006-21, 6.000%, 02/25/2037	788,329	607,475
2007-1, 6.000%, 03/25/2037	2,346,161	1,738,377
2007-5, 5.500%, 05/25/2037	886,124	652,423
2007-5, 5.750%, 05/25/2037	6,307,897	4,759,020
2007-5, 5.750%, 05/25/2037	654,961	494,138
2007-5, 5.750%, 05/25/2037	1,858,591	1,402,222
2007-10, 6.000%, 07/25/2037	2,177,156	1,548,622
2007-J2, 6.000%, 07/25/2037	3,191,319	1,800,085
2007-J2, 6.000%, 07/25/2037	206,108	116,257
2007-HY5, 2.979%, 09/25/2037 (f)	2,362,488	2,322,544
2007-HY6, 3.067%, 11/25/2037 (f)	369,059	353,368
2007-HY5, 3.403%, 09/25/2047 (f)	6,637,114	6,202,050

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021 (g)	51,918	44,543
2006-1, 6.000%, 02/25/2036	128,294	133,162
2006-3, 5.750%, 06/25/2036	477,494	476,219
2006-3, 6.000%, 06/25/2036	1,674,777	1,688,216
2006-3, 6.250%, 06/25/2036	1,048,550	1,068,582
2006-7, 6.000%, 12/25/2036	3,407,132	3,395,252
2007-3, 5.500%, 04/25/2037	40,645	42,344
2007-3, 6.000%, 04/25/2037	737,835	742,515

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 08/25/2033 (a)	$34,490	$35,826
2004-HYB3, 2.831%,
09/25/2034 (f)	507,302	518,698
2005-WF1, 5.830%, 11/25/2034 (h)	2,742,380	2,861,214
2005-1, 2.467%, 04/25/2035 (f)	411,341	414,164
2005-2, 2.579%, 05/25/2035 (f)	644,096	652,665
2005-5, 6.000%, 08/25/2035	2,451,253	2,507,279
2005-7, 2.258%, 09/25/2035 (f)	517,206	498,327
2005-10, 2.716%, 12/25/2035 (f)	1,375,738	1,070,859
2006-WF1, 4.863%, 03/25/2036 (h)	465,656	284,337
2006-WF1, 5.100%,
03/25/2036 (h)	29,667,693	19,481,914
2006-AR7, 2.790%, 11/25/2036 (f)	1,836,725	1,806,782
2007-AR4, 3.154%, 03/25/2037 (f)	1,493,341	1,496,402

CitiMortgage Alternative Loan Trust
2007-A4, 5.500%, 04/25/2022	1,641	1,642
2006-A2, 0.684%
(1 Month LIBOR USD + 0.600%),
05/25/2036 (b)	512,323	444,183
2006-A4, 6.000%, 09/25/2036	1,209,670	1,192,421
2007-A1, 6.000%, 01/25/2037	1,832,914	1,871,668
2007-A1, 6.000%, 01/25/2037	2,945,648	3,007,929

Credit Suisse First Boston
Mortgage Securities Corp.
2005-8, 7.000%, 09/25/2035	2,815,745	1,872,706

CSFB Mortgage-Backed
Pass-Through Certificates
2004-8, 5.500%, 12/25/2034	157,241	158,877
2005-3, 5.500%, 07/25/2035	1,046,197	1,088,490
2005-9, 5.500%, 10/25/2035	680,456	488,204
2005-10, 5.500%, 11/25/2035	502,550	465,233
2005-10, 5.500%, 11/25/2035	1,980,994	1,833,896
2005-10, 6.000%, 11/25/2035	849,538	341,953

CSMC Mortgage-Backed Trust
2006-CF1, 5.500%,
11/25/2035 (a)(h)	2,565,000	2,651,313
2006-1, 5.500%, 02/25/2036	423,192	426,627
2006-1, 5.500%, 02/25/2036	48,547	48,780
2006-2, 5.750%, 03/25/2036	642,048	542,519
2006-2, 6.000%, 03/25/2036	4,600,862	2,897,665
2006-4, 6.000%, 05/25/2036	609,797	489,325
2006-4, 7.000%, 05/25/2036	562,909	185,290
2011-12R, 2.250%
07/27/2036 (a)(f)	1,489,406	1,523,028
2006-7, 6.000%, 08/25/2036	904,702	849,545
2007-2, 5.500%, 03/25/2037	1,564,618	1,169,179
2007-2, 5.750%, 03/25/2037	203,304	164,336
2007-3, 5.500%, 04/25/2037	386,226	368,707
2007-3, 5.500%, 04/25/2037	540,336	515,786
2013-2R, 3.095%, 05/27/2037 (a)(f)	2,324,543	1,714,438

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-1, 0.584%
(1 Month LIBOR USD + 0.500%),
02/25/2035 (b)	2,307,467	2,265,711
2005-3, 0.584%
(1 Month LIBOR USD + 0.500%),
05/25/2035 (b)	1,564,228	1,476,114
2005-6, 5.500%, 12/25/2035	1,747,589	1,725,237

Deutsche Alt-B Securities, Inc.
Mortgage Loan Trust
2006-AB4, 0.184%
(1 Month LIBOR USD + 0.100%),
10/25/2036 (b)	583,160	457,545

DFC HEL Trust
2001-1, 1.746%
(1 Month LIBOR USD + 1.650%),
08/15/2031 (b)	1,676,077	1,759,285

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (f)	957,222	984,206
2003-3, 4.868%, 12/25/2033 (f)	1,318,929	1,349,188

Fannie Mae Connecticut
Avenue Securities
2015-C03, 5.084%
(1 Month LIBOR USD + 5.000%),
07/25/2025 (b)	4,494,520	4,609,771
2016-C01, 7.034
(1 Month LIBOR USD + 6.950%),
08/25/2028 (b)	2,110,310	2,225,119
2016-C05, 4.534%
(1 Month LIBOR USD + 4.450%),
01/25/2029 (b)	2,393,930	2,486,673
2016-C07, 4.434%
(1 Month LIBOR USD + 4.350%),
05/25/2029 (b)	2,934,381	3,050,381
2017-C01, 3.634%
(1 Month LIBOR USD + 3.550%),
07/25/2029 (b)	3,399,816	3,502,526
2017-C05, 3.684%
(1 Month LIBOR USD + 3.600%),
01/25/2030 (b)	6,599,636	6,906,674
2018-C03, 3.834%
(1 Month LIBOR USD + 3.750%),
10/25/2030 (b)	5,000,000	5,209,318

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.250%, 02/25/2021 (g)	698	—
2006-FA6, 5.750%, 11/25/2021	933	723
2004-AA6, 2.360%, 01/25/2035 (f)	365,421	376,190
2004-AA7, 2.277%, 02/25/2035 (f)	1,111,726	1,133,370

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

First Horizon Alternative
Mortgage Securities Trust (Cont.)
2005-AA5, 2.556%,
07/25/2035 (f)	$1,898,881	$1,864,796
2005-AA7, 2.324%,
09/25/2035 (f)	1,702,336	1,666,150
2005-FA8, 5.500%, 11/25/2035	1,469,366	1,098,086
2006-FA1, 5.750%, 04/25/2036	2,160,656	1,443,056
2006-FA1, 6.000%, 04/25/2036	500,092	343,655
2006-FA2, 6.000%, 05/25/2036	2,607,881	1,686,301
2006-FA2, 6.000%, 05/25/2036	1,655,357	1,070,383
2006-FA3, 6.000%, 07/25/2036	7,134,921	4,769,307
2006-FA3, 6.000%, 07/25/2036	1,029,701	688,299
2006-FA6, 6.000%, 11/25/2036	1,100,294	582,783
2006-FA6, 6.250%, 11/25/2036	1,394,690	763,438
2006-FA6, 6.250%, 11/25/2036	6,938,973	4,649,097
2007-AA1, 2.542%, 05/25/2037 (f)	2,881,852	2,362,069
2007-FA4, 6.250%, 08/25/2037	2,167,699	1,450,982

First Horizon Mortgage
Pass-Through Trust
2005-AR3, 2.940%, 08/25/2035 (f)	1,716,150	1,769,911
2006-AR4, 2.894%, 01/25/2037 (f)	3,136,435	2,489,780
2006-4, 5.750%, 02/25/2037	1,421,783	921,572
2006-4, 6.000%, 02/25/2037	860,940	573,569
2007-AR1, 2.815%, 05/25/2037 (f)	610,848	354,862
2007-AR2, 2.590%, 08/25/2037 (f)	2,436,846	1,166,743

Freddie Mac Structured Agency
Credit Risk Debt Notes
2016-DNA4, 3.884%
(1 Month LIBOR USD + 3.800%),
03/25/2029 (b)	4,652,265	4,803,939
2018-DNA2, 3.784%
(1 Month LIBOR USD + 3.700%),
12/25/2030 (a)(b)	5,000,000	5,203,540
2018-HRP2, 4.284%
(1 Month LIBOR USD + 4.200%),
02/25/2047 (a)(b)	10,000,000	10,601,782
2020-DNA5, 4.850%
(SOFR30A + 4.800%),
10/25/2050 (a)	10,606,000	11,332,819

GSAA Home Equity Trust
2005-1, 6.260%, 11/25/2034 (h)	2,050,000	2,127,701
2006-15, 6.692%, 09/25/2036 (h)	2,217,187	864,833
2006-18, 6.182%, 11/25/2036 (h)	1,826,591	690,863
2007-7, 0.444%
(1 Month LIBOR USD + 0.360%),
07/25/2037 (b)	1,370,972	1,357,940

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020 (g)	48,804	48,775
2003-5F, 3.000%, 08/25/2032	1,642,691	1,660,849
2004-15F, 6.000%, 12/25/2034	1,497,307	1,572,452
2005-1F, 6.000%, 01/25/2035	17,366	17,526
2005-AR4, 3.156%,
07/25/2035 (f)	237,067	222,619
2005-6F, 5.250%, 07/25/2035	131,813	135,346
2005-7F, 6.000%, 09/25/2035	22,845	23,842
2005-AR5, 3.070%, 10/25/2035 (f)	363,646	364,856
2005-AR7, 2.801%, 11/25/2035 (f)	656,144	664,400
2006-2F, 5.750%, 02/25/2036	596,107	606,121

HarborView Mortgage Loan Trust
2006-6, 3.053%, 08/19/2036 (f)	2,865,121	2,791,180

Home Partners of America Trust
2019-1, 2.908%, 09/17/2039 (a)	2,666,890	2,755,711
2019-2, 2.703%, 10/19/2039 (a)	3,470,285	3,574,380

Impac CMB Trust
2005-5, 0.584%
(1 Month LIBOR USD + 0.250%),
08/25/2035 (b)	634,377	615,889

Impac Secured Assets
CMN Owner Trust
2002-2, 6.500%, 04/25/2033	1,193,625	1,231,009
2004-2, 4.515%, 08/25/2034 (h)	550,007	558,601

IndyMac IMSC Mortgage Loan Trust
2007-AR1, 2.927%, 06/25/2037 (f)	438,822	359,523

IndyMac INDA Mortgage Loan Trust
2007-AR1, 3.013%, 03/25/2037 (f)	396,196	374,946

IndyMac INDX Mortgage Loan Trust
2004-AR4, 2.938%, 08/25/2034 (f)	2,862,646	2,882,120
2004-AR11, 2.585%, 12/25/2034 (f)	1,208,761	1,244,199
2005-AR3, 2.734%, 04/25/2035 (f)	1,001,804	1,002,846
2005-AR9, 3.236%, 07/25/2035 (f)	3,249,288	2,368,124
2005-AR23, 2.494%, 11/25/2035 (f)	708,116	689,176
2005-AR23, 2.837%, 11/25/2035 (f)	1,308,827	1,281,024
2005-AR25, 2.939%, 12/25/2035 (f)	2,299,467	1,812,322
2005-AR35, 2.966%, 02/25/2036 (f)	1,299,567	1,237,854
2006-AR3, 2.974%, 03/25/2036 (f)	6,410,113	5,686,849
2006-AR9, 2.947%, 06/25/2036 (f)	1,774,711	1,773,411
2006-AR25, 2.944%, 09/25/2036 (f)	1,491,924	1,499,507
2006-AR25, 3.109%, 09/25/2036 (f)	2,252,465	1,812,001
2006-AR31, 3.132%, 11/25/2036 (f)	4,715,813	4,683,208

Jefferies Resecuritization Trust
2009-R1, 2.801%, 11/26/2035 (a)(f)	902,792	902,595

JP Morgan Alternative Loan Trust
2006-S4, 6.460%, 12/25/2036 (h)	783,849	787,010
2008-R4, 6.000%, 12/27/2036 (a)	5,923,030	4,372,004

JP Morgan Acquisition Trust
2007-CH1, 4.730%, 11/25/2036 (h)	270,127	269,987

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	52,110	34,791
2007-A3, 2.663%, 05/25/2037 (f)	3,474,472	3,058,381

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

JP Morgan Resecuritization Trust
2009-7, 5.064
07/27/2037 (a)(f)	$76,769	$76,793

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	1,682,818	1,236,995
2005-2, 5.750%, 12/25/2035	605,982	468,526
2005-3, 0.584%,
(1 Month LIBOR USD + 0.500%),
01/25/2036 (b)	1,010,685	511,377
2005-3, 4.666%,
(1 Month LIBOR USD + 4.750%),
01/25/2036 (b)(e)(i)(j)	1,010,685	229,267
2005-3, 5.500%, 01/25/2036	254,032	192,667
2006-1, 5.500%, 02/25/2036	440,330	336,375
2006-3, 6.000%, 07/25/2036	3,567,974	2,487,446
2006-3, 6.000%, 07/25/2036	7,933,764	5,505,098
2007-4, 5.750%, 05/25/2037	1,149,369	856,465
2007-4, 5.750%, 05/25/2037	2,511,371	1,871,377
2007-5, 5.750%, 06/25/2037	2,183,219	2,232,769
2007-5, 6.000%, 06/25/2037	2,504,648	1,100,796
2007-5, 6.000%, 06/25/2037	6,840,946	3,006,604

MASTR Adjustable
Rate Mortgages Trust
2004-4, 2.223%, 05/25/2034 (f)	98,917	98,570
2005-1, 2.646%, 02/25/2035 (f)	147,657	151,689

MASTR Alternative Loan Trust
2003-5, 5.908%, 08/25/2033 (f)	785,042	743,945
2003-7, 6.250%, 11/25/2033	188,537	196,178
2004-6, 5.500%, 07/25/2034	204,559	209,462
2004-6, 6.000%, 07/25/2034	184,040	192,458
2004-11, 6.500%, 10/25/2034	684,525	730,546
2005-2, 5.500%, 03/25/2035	2,000,000	2,263,628
2005-6, 5.500%, 12/25/2035	391,937	354,870
2006-3, 6.500%, 07/25/2036	1,152,264	621,988

MASTR Asset Securitization Trust
2002-NC1, 3.234%
(1 Month LIBOR USD + 3.150%),
10/25/2032 (b)	269,740	272,723
2006-1, 0.534%,
(1 Month LIBOR USD + 0.450%),
05/25/2036 (b)	643,210	118,189
2006-2, 6.000%,
(1 Month LIBOR USD + 6.000%),
06/25/2036 (b)	1,481,039	1,259,025

Merrill Lynch Mortgage
Investors Trust
2006-F1, 6.000%, 04/25/2036	2,537,461	1,785,862

Merrill Lynch Mortgage
Investors Trust MLCC
2004-D, 0.873%,
(6 Month LIBOR USD + 0.720%),
09/25/2029 (b)	696,060	681,181
2006-3, 2.140%, 10/25/2036 (f)	630,771	596,263

Merrill Lynch Mortgage
Investors Trust MLMI
2005-A5, 2.989%, 06/25/2035 (f)	368,569	376,434
2005-A7, 2.963%, 09/25/2035 (f)	5,268,720	4,858,044

Morgan Stanley
Mortgage Loan Trust
2005-7, 5.500%, 11/25/2035	1,218,422	1,248,991
2005-7, 5.500%, 11/25/2035	392,887	386,492
2006-2, 5.491%, 02/25/2036 (f)	819,431	655,480
2006-2, 6.500%, 02/25/2036	949,260	672,802
2006-11, 6.000%, 08/25/2036	2,097,153	1,346,489
2006-11, 6.000%, 08/25/2036	1,728,232	1,532,533
2007-8XS, 6.000%, 04/25/2037 (f)	1,433,294	713,437
2007-3XS, 5.763%, 01/25/2047 (h)	7,096,156	3,121,107

Morgan Stanley Reremic Trust
2012-R3, 2.609%, 11/26/2036 (a)(f)	1,127,714	1,092,295

Nomura Asset Acceptance
Corp. Alternative Loan Trust
2005-WF1, 5.659%, 03/25/2035 (h)	55,523	56,430
2005-AR3, 5.688%, 07/25/2035 (f)	622,169	634,809
2007-1, 5.669%, 03/25/2047 (h)	1,054,574	1,062,655
2007-1, 5.995%, 03/25/2047 (h)	1,939,172	1,961,655

Nomura Resecuritization Trust
2011-4RA, 2.768%,
12/26/2036 (a)(f)	7,002,710	6,917,174

Opteum Mortgage Acceptance
Corp. Asset Backed
Pass-Through Certificates
2005-5, 5.850%, 12/25/2035 (f)	233,941	235,626

Ownit Mortgage Loan Trust
2006-2, 6.133%, 01/25/2037 (h)	183,641	185,802

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	3,180	3,162

RALI Trust
2006-QA1, 5.321%, 01/25/2036 (f)	271,086	250,261
2006-QS1, 5.750%, 01/25/2036	246,134	246,961
2006-QS6, 6.000%, 06/25/2036	1,031,133	994,630
2006-QS6, 6.000%, 06/25/2036	529,626	510,877
2006-QS9, 0.784%
(1 Month LIBOR USD + 0.700%),
07/25/2036 (b)	1,771,695	1,283,461
2006-QS13, 6.000%, 09/25/2036	2,874,508	2,744,110
2006-QS17, 0.434%
(1 Month LIBOR USD + 0.350%),
12/25/2036 (b)	975,159	764,395
2006-QS17, 6.000%, 12/25/2036	386,794	379,021
2007-QS1, 5.750%, 01/25/2037	468,197	444,247
2007-QS1, 6.000%, 01/25/2037	1,452,946	1,397,925
2007-QS6, 6.000%, 04/25/2037	3,358,557	3,281,668
2007-QS9, 6.500%, 07/25/2037	3,656,697	3,610,685
2007-QS10, 6.500%, 09/25/2037	377,117	372,292

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

RBSSP Resecuritization Trust
2009-7, 6.000%,
03/26/2036 (a)(f)	$4,367,757	$3,269,790

Renaissance Home
Equity Loan Trust
2005-1, 5.016%, 05/25/2035 (h)	330,014	338,989

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	2,018,545	2,053,404

Residential Asset
Securitization Trust
2003-A9, 4.000%, 08/25/2033	1,193,630	1,198,737
2004-R2, 5.500%, 08/25/2034	2,005,914	2,093,736
2005-A5, 5.500%, 05/25/2035	1,235,644	1,092,677
2005-A11, 4.850%, 10/25/2035	3,887,391	2,394,874
2005-A11, 5.500%, 10/25/2035	289,203	257,965
2005-A11, 6.000%, 10/25/2035	442,481	297,818
2005-A15, 5.750%, 02/25/2036	3,752,238	2,304,658
2006-A5CB, 6.000%, 06/25/2036	2,366,169	1,475,142
2006-A10, 0.734%,
(1 Month LIBOR USD + 0.650%),
09/25/2036 (b)	10,526,180	2,533,322
2006-A10, 5.766%,
(1 Month LIBOR USD + 5.850%),
09/25/2036 (b)(e)(i)(j)	10,526,180	3,243,896
2006-A15, 0.684%,
(1 Month LIBOR USD + 0.600%),
01/25/2037 (b)	17,053,317	4,382,472
2006-A15, 5.566%,
(1 Month LIBOR USD + 5.650%),
01/25/2037 (b)(e)(i)(j)	17,053,317	4,977,555

RFMSI Trust
2005-SA4, 2.971%, 09/25/2035 (f)	1,904,949	1,420,518
2005-SA4, 3.088%, 09/25/2035 (f)	1,672,185	1,280,536
2005-SA4, 3.105%, 09/25/2035 (f)	328,209	319,926
2006-S3, 5.500%, 03/25/2036	2,582,129	2,503,482
2006-S4, 6.000%, 04/25/2036	2,250,045	2,180,507
2006-S5, 6.000%, 06/25/2036	250,446	250,830
2006-S5, 6.000%, 06/25/2036	515,556	516,346
2006-S5, 6.000%, 06/25/2036	2,160,578	2,163,889
2006-S5, 6.000%, 06/25/2036	268,522	265,508
2006-S6, 6.000%, 07/25/2036	131,029	129,667
2006-S6, 6.000%, 07/25/2036	674,564	667,553
2006-S7, 6.250%, 08/25/2036	1,381,188	1,359,454
2006-S7, 6.500%, 08/25/2036	825,759	813,931
2006-S9, 5.750%, 09/25/2036	1,852,836	1,785,108
2007-S1, 6.000%, 01/25/2037	563,050	557,638
2007-S7, 6.000%, 07/25/2037	1,831,050	1,774,857

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 3.769%, 02/25/2037 (h)	897,997	467,962

STARM Mortgage Loan Trust
2007-S1, 2.407%, 01/25/2037 (f)	434,667	380,223
2007-1, 2.348%, 02/25/2037 (f)	6,589,728	6,170,960
2007-2, 2.493%, 04/25/2037 (f)	574,679	340,449

Structured Adjustable Rate
Mortgage Loan Trust
2004-18, 2.473%, 12/25/2034 (f)	577,935	585,917
2005-12, 2.719%, 06/25/2035 (f)	758,360	659,240
2005-21, 3.318%, 11/25/2035 (f)	3,796,836	3,053,168
2005-21, 3.544%, 11/25/2035 (f)	234,308	223,959
2006-1, 2.855%, 02/25/2036 (f)	349,504	335,394
2006-1, 2.866%, 02/25/2036 (f)	1,368,994	1,268,731
2006-4, 3.086%, 05/25/2036 (f)	711,634	588,575
2006-12, 3.638%, 01/25/2037 (f)	682,783	620,468
2007-5, 0.524%
(1 Month LIBOR USD + 0.440%),
06/25/2037 (b)	2,076,015	2,006,776
2007-6, 0.464%
(1 Month LIBOR USD + 0.380%),
07/25/2037 (b)	5,391,621	5,335,524
2007-9, 1.654%
(6 Month LIBOR USD + 1.500%),
10/25/2037 (b)	1,049,924	1,073,974

Suntrust Alternative Loan Trust
2005-1F, 5.750%, 12/25/2035	1,183,462	1,170,987
2005-1F, 6.000%, 12/25/2035	2,732,870	2,726,693
2005-1F, 6.500%, 12/25/2035	2,861,766	2,898,907

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036 (e)	89,763	17,694

Volt LLC
2021-NPL4, 4.949%,
03/27/2051 (a)(h)	1,650,000	1,664,310

WaMu Mortgage Pass-
Through Certificates Trust
2003-S4, 5.633%, 06/25/2033 (f)	2,204,469	2,270,513
2003-AR10, 2.559%, 10/25/2033 (f)	8,989,696	9,099,867
2004-S2, 6.000%, 06/25/2034	60,746	62,708
2005-AR14, 2.886%, 12/25/2035 (f)	6,132,173	6,227,283
2006-AR10, 2.870%, 09/25/2036 (f)	1,123,854	1,084,984
2006-AR16, 2.762%, 12/25/2036 (f)	1,242,755	1,229,482
2007-HY2, 2.985%, 12/25/2036 (f)	16,433,443	16,499,157
2007-HY3, 2.803%, 03/25/2037 (f)	3,066,511	3,014,233
2007-HY5, 2.879%, 05/25/2037 (f)	1,391,326	1,389,558
2007-HY7, 3.007%, 07/25/2037 (f)	247,938	203,562
2006-AR8, 2.827%, 08/25/2046 (f)	1,847,947	1,844,317

Washington Mutual
Mortgage Pass-Through
Certificates WMALT Trust
2005-1, 6.000%, 03/25/2035	1,398,006	1,399,596
2005-4, 5.500%, 06/25/2035	1,221,168	1,222,951
2005-5, 5.500%, 07/25/2035	1,337,407	1,332,646

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Washington Mutual
Mortgage Pass-Through
Certificates WMALT Trust (Cont.)
2005-6, 5.500%, 08/25/2035	$3,384,025	$3,355,845
2005-6, 5.500%, 08/25/2035	739,792	733,632
2005-6, 5.500%, 08/25/2035	1,494,882	1,467,426
2005-6, 6.500%, 08/25/2035	408,875	409,412
2005-9, 5.500%, 11/25/2035	484,782	479,750
2006-8, 4.185%, 10/25/2036 (h)	2,533,612	1,284,420
2007-HY1, 0.244%
(1 Month LIBOR USD + 0.160%),
02/25/2037 (b)	2,378,834	2,152,408
2007-HY2, 3.446%, 04/25/2037 (f)	1,369,760	881,948
2007-OC2, 0.394%
(1 Month LIBOR USD + 0.310%),
06/25/2037 (b)	3,658,262	3,602,145
2007-OC1, 0.324%
(1 Month LIBOR USD + 0.240%),
01/25/2047 (b)	4,355,500	4,439,269

Wells Fargo Alternative Loan Trust
2007-PA1, 6.000%, 03/25/2037	811,358	820,414
2007-PA6, 2.798%, 12/28/2037 (f)	5,194,627	5,126,031

Wells Fargo Mortgage
Backed Securities Trust
2004-J, 2.531%, 07/25/2034 (f)	5,109,844	5,148,282
2005-AR14, 2.581%, 08/25/2035 (f)	819,515	831,774
2006-AR1, 2.667%, 03/25/2036 (f)	1,887,359	1,889,538
2006-AR5, 2.619%, 04/25/2036 (f)	3,586,994	3,584,117
2006-AR5, 2.634%, 04/25/2036 (f)	1,785,127	1,770,139
2006-AR19, 2.764%, 12/25/2036 (f)	2,529,768	2,524,679
2007-AR3, 2.694%, 04/25/2037 (f)	923,519	868,765
TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $805,575,196)		760,484,939

NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 15.29%
BANK
2021-BNK35, 1.160%,
07/15/2031	48,900,000	3,996,793
2019-BNK16, 1.118%,
02/15/2052 (f)(j)	80,325,655	4,644,172
2019-BNK17, 0.720%,
04/15/2052 (f)(j)	123,653,000	5,208,982
2019-BNK17, 1.748%,
04/15/2052 (a)(f)(j)	11,541,000	1,244,004
2019-BNK21, 1.232%,
10/17/2052 (a)(f)(j)	18,699,333	1,495,872
2019-BNK21, 2.808%,
10/17/2052	11,582,000	12,525,799
2019-BNK23, 0.267%,
12/15/2052 (f)(j)	238,421,000	3,755,321
2020-BNK29, 0.726%,
11/15/2053 (f)(j)	132,417,000	7,345,767
2020-BNK30, 2.500%,
12/15/2053 (a)(f)	3,950,000	3,675,697
2020-BNK30, 2.757%,
12/15/2053 (f)	2,450,000	2,464,911
2021-BNK31, 1.739%,
02/15/2054	7,250,000	7,373,869
2021-BNK32, 2.332%,
04/15/2054	10,727,500	11,221,718
2021-BNK32, 2.500%,
04/15/2054 (a)	5,000,000	4,605,325
2018-BNK14, 4.185%,
09/15/2060	6,500,000	7,325,721
2018-BNK13, 4.193%,
08/15/2061 (f)	5,500,000	6,112,690
2018-BNK15, 4.285%,
11/15/2061 (f)	5,000,000	5,662,999
2019-BNK20, 2.933%,
09/15/2062	2,100,000	2,273,421
2019-BNK24, 0.303%,
11/15/2062 (f)(j)	174,693,000	3,039,815
2020-BNK25, 0.999%,
01/15/2063 (f)(j)	109,141,698	6,954,585
2020-BNK26, 0.717%,
03/15/2063 (f)(j)	226,593,000	11,114,387
2020-BNK28, 1.087%,
03/15/2063 (f)(j)	29,969,467	2,446,455
2020-BNK26, 2.041%,
03/15/2063	5,200,000	5,346,084
2021-BNK34, 1.089%,
06/15/2063	95,844,571	7,429,977
2021-BNK34, 2.754%,
06/15/2063 (f)	6,000,000	6,284,367
2021-BNK33, 2.218%,
05/15/2064	12,599,000	13,125,518
2021-BNK35, 2.067%,
08/15/2031 (f)	10,400,000	10,690,630

Barclays Commercial
Mortgage Trust
2019-C3, 0.934%,
05/15/2052 (f)(j)	56,340,000	3,263,292
2019-C4, 1.293%,
08/15/2052 (f)(j)	43,170,000	3,583,088
2019-C4, 1.738%,
08/15/2052 (f)(j)	56,018,516	5,683,146
2019-C5, 0.500%,
11/15/2052 (f)(j)	174,774,000	4,656,294
2019-C5, 1.480%,
11/15/2052 (a)(f)(j)	12,996,000	1,212,104

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

BBCMS Mortgage Trust
2018-C2, 4.236%, 12/15/2051	$7,210,000	$8,149,890
2020-C6, 0.791%,
02/15/2053 (f)(j)	59,000,000	3,274,529
2020-C6, 1.170%,
02/15/2053 (f)(j)	93,581,988	6,819,769
2020-C7, 1.101%,
04/15/2053 (f)(j)	17,140,000	1,398,612
2020-C7, 1.742%,
04/15/2053 (f)(j)	22,107,062	2,299,614
2021-C9, 1.120%,
02/15/2054 (f)(j)	68,467,000	5,881,459
2021-C9, 1.960%,
02/15/2054	13,500,000	13,867,068
2021-C9, 2.534%, 02/15/2054	5,000,000	5,187,283
2021-C10, 1.146%, 07/15/2054	73,112,500	6,658,494
2021-C10, 1.434%, 07/15/2054	49,707,890	4,966,102
2021-C10, 2.268%, 07/15/2054	10,000,000	10,438,035

Benchmark Mortgage Trust
2021-B28, 1.406%, 08/15/2051	86,700,000	8,627,283
2019-B9, 1.207%,
03/15/2052 (f)(j)	29,805,120	1,963,421
2019-B9, 2.168%,
03/15/2052 (a)(f)(j)	11,513,000	1,507,138
2019-B12, 0.554%,
08/15/2052 (a)(f)(j)	93,260,000	2,901,617
2020-B16, 0.302%,
02/15/2053 (a)(f)(j)	70,467,000	1,395,895
2020-B16, 1.047%,
02/15/2053 (f)(j)	102,988,574	6,937,073
2020-B20, 0.697%,
10/15/2053 (f)(j)	79,394,000	3,716,497
2020-B21, 1.798%, 12/17/2053	5,466,000	5,573,344
2020-B22, 1.731%, 01/15/2054	1,000,000	1,015,190
2021-B23, 1.011%,
02/15/2054 (a)(f)(j)	105,441,000	8,351,254
2021-B23, 1.385%,
02/15/2054 (f)(j)	29,945,331	2,808,674
2021-B23, 1.766%, 02/15/2054	5,000,000	5,086,872
2021-B24, 0.709%,
03/15/2054 (f)(j)	99,123,000	5,441,952
2021-B24, 1.274%,
03/15/2054 (f)(j)	66,711,759	5,673,261
2021-B24, 2.256%, 03/15/2054	5,400,000	5,646,511
2021-B25, 0.780%, 04/15/2054 (j)	93,350,000	5,647,087
2021-B25, 1.231%, 04/15/2054 (j)	79,661,986	6,830,075
2021-B26, 1.481%, 06/15/2054 (j)	10,836,000	1,296,789
2021-B26, 2.688%, 06/15/2054 (f)	6,000,000	6,211,228
2021-B27, 1.390%, 07/15/2054	99,396,913	9,769,802
2021-B27, 1.604%, 07/15/2054	19,007,000	2,502,042
2021-B27, 2.000%, 07/15/2054 (a)	5,000,000	4,309,580
2021-B28, 1.068%, 08/15/2054	32,491,000	2,857,999
2021-B28, 1.980%,
08/15/2054 (f)	10,000,000	10,228,878
2019-B13, 0.538%,
08/15/2057 (a)(f)(j)	82,774,000	2,506,753
2019-B13, 1.639%,
08/15/2057 (a)(f)(j)	12,071,000	1,279,311
2019-B14, 0.911%,
12/15/2062 (f)(j)	79,264,018	3,632,210

California Housing
Finance Agency
2021-1, 0.796%, 11/20/2035 (j)	28,828,347	1,979,066

Cantor Commercial
Real Estate Lending
2019-CF2, 0.768%,
11/15/2052 (f)(j)	134,736,000	6,440,893

CCUBS Commercial
Mortgage Trust
2017-C1, 0.395%,
11/15/2050 (f)(j)	40,062,667	749,440

CD Mortgage Trust
2017-CD3, 0.718%,
02/10/2050 (f)(j)	61,857,000	1,891,247
2018-CD7, 4.213%, 08/15/2051	3,236,000	3,642,705

CGMS Commercial
Mortgage Trust
2017-B1, 0.346%,
08/15/2050 (f)(j)	38,016,000	449,939
2017-B1, 3.243%, 08/15/2050	1,570,000	1,692,562

Citigroup Commercial
Mortgage Trust
2013-GC17, 5.260%,
11/10/2046 (f)	5,000,000	5,232,997
2014-GC19, 4.805%,
03/10/2047 (f)	3,030,000	3,272,278
2014-GC19, 5.260%,
03/10/2047 (f)	2,757,579	2,971,483
2016-C1, 4.117%, 05/10/2049	3,000,000	3,278,619
2016-C1, 5.114%, 05/10/2049 (f)	6,840,000	7,589,455
2016-P5, 2.841%, 10/10/2049	1,900,000	1,993,673
2016-P6, 4.356%, 12/10/2049 (f)	6,835,000	7,571,440
2017-P7, 0.690%,
04/14/2050 (f)(j)	45,124,000	1,456,269
2017-P8, 4.192%, 09/15/2050	4,160,000	4,683,633
2017-P8, 4.408%, 09/15/2050 (f)	10,740,000	11,899,453
2017-C4, 0.384%,
10/12/2050 (f)(j)	42,746,500	718,282
2017-C4, 1.231%,
10/12/2050 (f)(j)	31,980,745	1,495,739
2017-C4, 3.297%, 10/12/2050	4,500,000	4,833,208

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Citigroup Commercial
Mortgage Trust (Cont.)
2018-B2, 0.547
03/10/2051 (f)(j)	$49,202,000	$1,243,049
2018-C5, 0.333%,
06/10/2051 (a)(f)(j)	28,400,000	635,657
2018-C5, 4.148%, 06/10/2051 (f)	4,300,000	4,805,284
2018-C6, 4.343%, 11/10/2051	5,000,000	5,715,163
2018-C6, 4.412%, 11/10/2051	3,000,000	3,529,465
2020-GC46, 0.439%,
02/15/2053 (a)(f)(j)	92,457,000	2,636,079
2020-GC46, 1.107%,
02/15/2053 (f)(j)	89,738,837	6,171,977
2019-GC41, 1.185%,
08/10/2056 (f)(j)	49,806,843	3,259,260
2019-C7, 0.412%,
12/15/2072 (a)(f)(j)	50,711,000	1,214,625
2019-C7, 1.002%,
12/15/2072 (f)(j)	76,445,078	4,670,787
2019-C7, 1.329%,
12/15/2072 (a)(f)(j)	31,520,000	2,874,145
2019-C7, 3.667%, 12/15/2072 (f)	4,000,000	4,394,564

COMM Mortgage Trust
2014-CR18, 4.456%,
07/15/2047 (f)	4,550,700	4,895,861
2013-CR11, 1.078%,
08/10/2050 (f)(j)	50,018,391	775,020
2019-GC44, 1.144%,
08/15/2057 (a)(f)(j)	19,460,000	1,496,565

CSAIL Commercial Mortgage Trust
2016-C5, 1.000%,
11/15/2048 (a)(f)(j)	46,821,000	1,704,654
2015-C1, 0.500%,
04/15/2050 (a)(f)(j)	62,192,000	917,469
2017-C8, 0.458%,
06/15/2050 (f)(j)	74,773,000	1,515,581
2019-C17, 1.506%,
09/15/2052 (f)(j)	85,655,551	7,317,400
2019-C18, 1.205%,
12/15/2052 (f)(j)	93,113,768	6,055,635

FREMF Mortgage Trust
2019-KF62, 2.141%
(1 Month LIBOR USD + 2.050%),
04/25/2026 (a)(b)	4,027,698	4,007,991
2019-K735, 4.155%,
05/25/2026 (a)(f)	6,000,000	6,652,894
2018-KF48, 2.141%
(1 Month LIBOR USD + 2.050%),
06/25/2028 (a)(b)	9,202,985	9,145,414
2018-KF50, 1.991%
(1 Month LIBOR USD + 1.900%),
07/25/2028 (a)(b)	4,429,835	4,379,997
2019-K734, 4.189%,
02/25/2051 (a)(f)	5,000,000	5,542,278
2019-K101, 3.639%,
10/25/2052 (a)(f)	10,000,000	10,840,792

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%,
11/05/2034 (a)	6,608,000	6,615,689
2018-GS10, 1.557%,
07/10/2051 (a)(f)(j)	24,049,000	2,180,439

GS Mortgage Securities Trust
2017-FARM, 3.659%,
01/10/2043 (a)(f)	4,135,000	4,573,229
2015-GC32, 4.599%,
07/10/2048 (f)	5,100,000	5,566,712
2016-GS3, 3.395%, 10/10/2049 (f)	10,417,000	10,992,969
2015-GC30, 4.165%,
05/10/2050 (f)	2,960,000	3,207,735
2017-GS8, 0.527%,
11/10/2050 (f)(j)	44,642,000	1,026,391
2019-GC38, 1.995%,
02/10/2052 (a)(f)(j)	20,916,000	2,616,604
2019-GC39, 0.791%,
05/10/2052 (f)(j)	69,588,000	3,308,840
2019-GC39, 1.778%,
05/10/2052 (a)(f)(j)	8,215,000	916,437
2019-GC40, 1.298%,
07/10/2052 (a)(f)(j)	5,920,000	523,310
2019-GSA1, 0.955%,
11/10/2052 (f)(j)	72,807,053	4,244,054
2020-GSA2, 1.055%,
12/12/2053 (a)(f)(j)	73,324,000	5,874,308

JP Morgan Chase Commercial
Mortgage Securities Trust
2012-CBX, 5.076%, 06/15/2045 (f)	6,680,000	6,428,596
2015-JP1, 4.888%, 01/15/2049 (f)	5,485,000	5,997,109
2016-JP2, 2.713%, 08/15/2049	1,945,669	2,030,680
2007-CB20, 0.000%,
02/12/2051 (a)(d)(e)(f)(j)	352,329	—

JPMBB Commercial
Mortgage Securities Trust
2015-C28, 3.042%, 10/15/2048	1,179,898	1,226,295
2015-C28, 3.532%, 10/15/2048	5,000,000	5,330,056
2015-C32, 0.500%,
11/15/2048 (a)(f)(j)	23,066,000	404,082
2015-C33, 3.562%, 12/15/2048	5,130,520	5,426,978

JPMCC Commercial
Mortgage Securities Trust
2017-JP6, 0.731%,
07/15/2050 (f)(j)	68,830,000	2,506,437

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

JPMDB Commercial
Mortgage Securities Trust
2016-C4, 3.638%,
12/15/2049 (f)	$5,500,000	$5,842,257

Morgan Stanley Bank of America
Merrill Lynch Trust
2013-C12, 4.482%, 10/15/2046 (f)	5,000,000	5,327,507
2015-C27, 3.557%, 12/15/2047	3,383,817	3,558,437
2015-C27, 4.657%, 12/15/2047 (f)	3,000,000	3,263,974
2015-C25, 4.677%, 10/15/2048 (f)	5,195,000	5,597,812
2016-C31, 1.432%,
11/15/2049 (a)(f)(j)	21,212,500	1,178,376
2015-C23, 4.282%, 07/15/2050 (f)	3,845,000	4,132,862
2017-C34, 4.111%, 11/15/2052 (f)	5,054,000	5,582,178
2017-C34, 4.318%, 11/15/2052 (f)	3,500,000	3,788,540

Morgan Stanley Capital I Trust
2016-BNK2, 0.668%,
11/15/2049 (f)(j)	58,680,000	1,562,501
2018-H3, 0.518%,
07/15/2051 (f)(j)	135,712,000	3,284,719
2018-H3, 2.010%,
07/15/2051 (a)(f)(j)	15,363,500	1,659,046
2018-H3, 4.120%, 07/15/2051	5,000,000	5,559,396
2019-L2, 0.791%,
03/15/2052 (f)(j)	127,093,000	5,702,625
2019-H7, 0.808%, 07/15/2052	130,723,000	6,435,755
2021-L5, 2.500%, 05/15/2054 (a)	3,500,000	3,151,595
2021-L5, 3.102%, 05/15/2054	6,627,000	7,042,701
2021-L6, 2.250%, 06/15/2054	11,900,000	12,373,244
2021-L6, 2.951%, 06/15/2054	7,500,000	7,878,654

MSC
2021-L5, 0.838%, 05/15/2031 (j)	70,387,500	4,605,018

RBS Commercial
Funding Inc. Trust
2013-SMV, 3.704%,
03/11/2031 (a)(f)	5,000,000	4,804,841

UBS Commercial Mortgage Trust
2017-C1, 1.076%,
06/15/2050 (f)(j)	13,000,000	663,624
2017-C6, 0.479%,
12/15/2050 (f)(j)	63,420,500	1,855,950
2017-C7, 0.482%,
12/15/2050 (f)(j)	170,396,000	3,641,703
2018-C12, 0.350%,
08/15/2051 (f)(j)	139,858,000	2,917,116
2018-C12, 0.978%,
08/15/2051 (f)(j)	48,884,024	2,209,040
2018-C13, 0.381%,
10/15/2051 (f)(j)	128,678,000	3,033,584
2018-C13, 2.145%,
10/15/2051 (a)(f)(j)	16,442,000	2,098,576
2018-C13, 4.241%, 10/15/2051	3,100,000	3,504,015
2018-C14, 0.435
12/15/2051 (f)(j)	114,392,000	2,767,440
2019-C17, 0.995%,
10/15/2052 (f)(j)	128,213,000	8,064,265
2019-C18, 2.987%, 12/15/2052	4,500,000	4,884,568
2019-C18, 3.378%, 12/15/2052 (f)	4,000,000	4,366,728

UBS-Barclays Commercial
Mortgage Trust
2012-C3, 4.365%,
08/10/2049 (a)(f)	6,000,000	6,197,248

Washington State Housing
Finance Commission
2021-1, 0.725%, 12/20/2035 (j)	21,176,413	1,319,714

Wells Fargo Commercial
Mortgage Trust
2015-NXS1, 3.658%,
05/15/2048 (f)	1,320,000	1,411,366
2015-C31, 3.487%, 11/15/2048	2,278,510	2,410,450
2016-LC24, 1.127%,
10/15/2049 (f)(j)	66,264,075	3,016,023
2017-RB1, 0.870%,
03/15/2050 (f)(j)	69,254,209	2,652,298
2017-C42, 0.476%,
12/15/2050 (f)(j)	116,750,000	2,519,792
2018-C45, 4.147%, 06/15/2051	5,388,000	6,020,653
2018-C46, 4.086%, 08/15/2051	5,040,000	5,669,327
2018-C48, 0.365%,
01/15/2052 (f)(j)	138,642,000	2,795,910
2018-C48, 4.245%, 01/15/2052	7,000,000	7,915,679
2019-C49, 0.774
03/15/2052 (f)(j)	125,812,000	5,546,284
2019-C49, 3.933%, 03/15/2052	5,000,000	5,640,223
2019-C49, 4.546%, 03/15/2052	4,647,000	5,363,690
2019-C50, 1.032%,
05/15/2052 (f)(j)	36,427,311	2,324,288
2019-C51, 0.830%,
06/15/2052 (f)(j)	130,394,000	6,337,227
2019-C52, 1.239%,
08/15/2052 (f)(j)	86,124,292	6,840,749
2019-C52, 1.759%, 08/15/2052	59,278,470	5,873,921
2019-C53, 0.584%,
10/15/2052 (f)(j)	105,325,000	3,980,042
2019-C53, 3.514%, 10/15/2052 (f)	5,000,000	5,443,839
2020-C55, 0.948%,
02/15/2053 (f)(j)	58,030,370	3,671,970
2020-C55, 3.542%, 02/15/2053 (f)	5,691,000	5,975,799
2020-C56, 0.374%,
06/15/2053 (f)(j)	127,035,000	3,226,473
2020-C56, 2.422%, 06/15/2053	2,250,000	2,375,980

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Wells Fargo Commercial
Mortgage Trust (Cont.)
2020-C58, 1.254%,
07/15/2053 (f)(j)	$109,974,000	$10,392,939
2020-C57, 0.813%,
08/15/2053 (f)(j)	74,972,000	4,527,117
2020-C57, 1.914%, 08/15/2053	6,000,000	6,095,964
2021-C59, 1.040%, 04/15/2054 (j)	65,782,000	5,263,040
2021-C59, 1.583%, 04/15/2054 (j)	40,274,000	4,898,643
2021-C59, 3.284%, 04/15/2054	7,648,000	8,055,390
2021-C60, 1.227%, 08/15/2054	40,551,000	4,054,143
2021-C60, 1.685%, 08/15/2054	41,592,444	4,921,925
2021-C60, 2.130%, 08/15/2054	5,658,000	5,835,186
2021-C60, 2.730%, 08/15/2054	5,000,000	5,164,401
2021-C60, 2.738%, 08/15/2054	3,000,000	3,010,376
2015-C30, 4.067%, 09/15/2058 (f)	10,000,000	10,976,506
2015-C30, 4.400%, 09/15/2058 (f)	5,100,000	5,568,856
2018-C47, 0.282%,
09/15/2061 (f)(j)	164,144,000	2,067,771
2018-C47, 4.365%, 09/15/2061	5,625,000	6,410,987
2018-C47, 4.673%, 09/15/2061 (f)	8,000,000	9,316,436

WFRBS Commercial
Mortgage Trust
2013-UBS1, 5.207%,
03/15/2046 (f)	7,500,000	8,066,794
TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $996,250,972)		981,152,397

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 6.55%
FHMR
2021-RR17, 2.038%,
08/27/2027 (f)(j)	70,015,000	7,063,841
2020-RR09, 2.676%,
08/27/2029 (f)(j)	42,360,000	6,775,944

Freddie Mac Multifamily
ML Certificates
2020-ML07, 0.000%,
10/25/2036 (a)(d)(f)(j)	25,363,965	4,637,294
2019-ML06, 1.132%,
06/25/2037 (a)(f)(j)	10,068,549	1,078,331
2021-ML08, 1.846%,
07/25/2037 (f)(j)	33,597,452	6,061,316
2021-ML10, 2.125%,
01/25/2038 (f)(j)	14,474,630	3,089,320
2021-ML11, 0.769%,
03/25/2038 (f)(j)	35,114,324	2,473,102
2021-ML10, 1.578%,
06/25/2038 (f)(j)	15,372,841	2,416,611
2021-ML09, 1.552%,
02/25/2040 (f)(j)	44,553,455	6,893,311

Freddie Mac Multifamily Structured
Pass Through Certificates
K018, 1.367%, 01/25/2022 (f)(j)	47,401,792	14,301
K019, 1.719%, 03/25/2022 (f)(j)	80,849,125	157,680
K021, 1.508%, 06/25/2022 (f)(j)	67,033,637	344,908
K723, 1.054%, 08/25/2023 (f)(j)	65,126,439	993,289
K723, 0.972%, 09/25/2023 (f)(j)	61,645,000	980,273
K728, 0.520%, 08/25/2024 (f)(j)	62,919,810	608,925
K729, 0.477%, 10/25/2024 (f)(j)	49,255,611	451,797
K042, 1.165%, 12/25/2024 (f)(j)	115,696,174	3,413,384
K046, 0.478%, 03/25/2025 (f)(j)	451,281,121	5,283,735
K049, 0.715%, 07/25/2025 (f)(j)	93,919,946	1,905,786
K734, 0.785%, 02/25/2026 (f)(j)	64,882,986	1,598,963
K735, 1.094%, 05/25/2026 (f)(j)	59,395,723	2,402,569
K735, 1.500%, 05/25/2026 (f)(j)	70,547,000	4,321,737
K737, 1.118%, 10/25/2026 (f)(j)	20,050,000	988,327
K061, 0.174%, 11/25/2026 (f)(j)	72,512,000	363,778
K062, 0.298%, 12/25/2026 (f)(j)	79,423,000	867,609
K063, 0.418%, 01/25/2027 (f)(j)	377,486,542	5,282,433
K064, 0.741%, 03/25/2027 (f)(j)	126,456,426	3,857,465
K738, 1.481%, 03/25/2027 (f)(j)	24,099,000	1,716,042
K065, 0.688%, 05/25/2027 (f)(j)	57,193,000	1,791,845
K066, 0.887%, 06/25/2027 (f)(j)	31,648,561	1,231,974
KW03, 0.978%, 06/25/2027 (f)(j)	15,972,054	585,060
K067, 0.711%, 07/25/2027 (f)(j)	40,587,885	1,268,152
K068, 0.562%, 08/25/2027 (f)(j)	103,983,492	2,503,590
K069, 0.490%, 09/25/2027 (f)(j)	30,225,966	635,616
K739, 1.710%, 09/25/2027 (f)(j)	32,621,072	2,929,901
K070, 0.456%, 11/25/2027 (f)(j)	277,932,808	5,416,021
K072, 0.494%, 12/25/2027 (f)(j)	60,985,849	1,321,630
K073, 0.334%, 01/25/2028 (f)(j)	54,203,000	808,628
K073, 0.434%, 01/25/2028 (f)(j)	156,274,332	3,056,242
K742, 1.016%, 04/25/2028 (f)(j)	89,849,000	5,323,014
K743, 1.391%, 05/25/2028 (f)(j)	99,488,000	8,210,416
KW06, 0.239%, 06/25/2028 (f)(j)	592,367,564	5,157,567
K080, 0.263%, 07/25/2028 (f)(j)	429,916,451	4,460,383
K081, 0.212%, 08/25/2028 (f)(j)	154,753,221	1,134,434
K084, 0.332%, 10/25/2028 (f)(j)	338,662,903	5,132,301
K089, 0.599%, 01/25/2029 (f)(j)	53,965,000	1,860,217
K088, 0.653%, 01/25/2029 (f)(j)	149,728,378	5,426,501
K090, 0.852%, 02/25/2029 (f)(j)	77,864,785	3,889,128
K091, 0.631%, 03/25/2029 (f)(j)	53,659,000	2,005,741
K090, 0.769%, 03/25/2029 (f)(j)	50,517,000	2,340,336
KW09, 0.939%, 05/25/2029 (f)(j)	63,323,679	3,274,581
K093, 1.092%, 05/25/2029 (f)(j)	54,578,146	3,572,069
K094, 1.015%, 06/25/2029 (f)(j)	194,918,491	12,107,771
K097, 1.218%, 07/25/2029 (f)(j)	72,913,111	5,663,263
KG02, 1.144%, 08/25/2029 (f)(j)	33,000,000	2,291,576

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
K098, 1.268%, 08/25/2029 (f)(j)	$62,103,717	$5,058,130
KW10, 0.773%, 09/25/2029 (f)(j)	73,862,584	3,460,898
K099, 1.005%, 09/25/2029 (f)(j)	66,748,646	4,266,286
K100, 1.030%, 09/25/2029 (f)(j)	62,086,000	4,334,739
K102, 0.945%, 10/25/2029 (f)(j)	101,272,225	6,157,736
K101, 1.205%, 10/25/2029 (f)(j)	65,686,000	5,506,280
K103, 0.756%, 11/25/2029 (f)(j)	125,351,807	6,040,716
K107, 1.665%, 02/25/2030 (f)(j)	59,449,000	7,215,985
K108, 1.780%, 03/25/2030 (f)(j)	70,599,515	9,267,930
K108, 1.810%, 03/25/2030 (f)(j)	16,050,271	2,055,398
K112, 1.536%, 05/25/2030 (f)(j)	46,606,589	5,167,725
K111, 1.681%, 05/25/2030 (f)(j)	74,162,591	8,909,983
K112, 1.766%, 05/25/2030 (f)(j)	44,272,000	5,929,411
K114, 1.213%, 06/25/2030 (f)(j)	58,909,487	5,147,682
K115, 1.429%, 06/25/2030 (f)(j)	54,164,905	5,595,950
K114, 1.436%, 06/25/2030 (f)(j)	42,500,000	4,635,535
KG03, 1.483%, 06/25/2030 (f)(j)	15,600,000	1,629,648
K115, 1.649%, 07/25/2030 (f)(j)	22,290,414	2,815,491
K118, 1.054%, 09/25/2030 (f)(j)	56,143,074	4,293,278
K118, 1.263%, 09/25/2030 (f)(j)	35,916,184	3,533,100
K116, 1.704%, 09/25/2030 (f)(j)	23,000,000	3,024,983
K121, 1.124%, 10/25/2030 (f)(j)	49,272,571	3,970,684
K119, 1.134%, 10/25/2030 (f)(j)	51,000,000	4,839,222
KG04, 0.941%, 11/25/2030 (f)(j)	109,681,249	7,368,682
K122, 0.974%, 11/25/2030 (f)(j)	41,449,292	2,941,917
K122, 1.172%, 11/25/2030 (f)(j)	35,211,000	3,251,014
K121, 1.291%, 11/25/2030 (f)(j)	49,550,000	5,017,978
K123, 1.068%, 12/25/2030 (f)(j)	50,000,000	4,231,100
K125, 0.677%, 01/25/2031 (f)(j)	177,336,550	8,649,519
K125, 0.874%, 01/25/2031 (f)(j)	52,600,000	3,627,070
K124, 1.027%, 01/25/2031 (f)(j)	54,248,000	4,405,220
K152, 1.100%, 01/25/2031 (f)(j)	30,418,929	2,188,304
K127, 0.595%, 02/25/2031 (f)(j)	186,332,000	8,379,033
K128, 0.625%, 03/25/2031 (f)(j)	154,945,368	6,912,283
K128, 0.837%, 03/25/2031 (f)(j)	37,700,000	2,502,786
K129, 1.334%, 05/25/2031 (f)(j)	31,700,000	3,458,540
K130, 1.144%, 06/25/2031 (f)(j)	45,200,817	4,030,082
K130, 1.321%, 07/25/2031 (f)(j)	40,872,188	4,490,472
K155, 0.255%, 04/25/2033 (f)(j)	246,176,965	3,873,471
K1511, 0.929%, 03/25/2034 (f)(j)	42,938,799	3,289,245
K1512, 1.054%, 04/25/2034 (f)(j)	47,611,257	4,171,889
K1513, 0.993%, 08/25/2034 (f)(j)	76,050,375	6,443,064
K1514, 0.702%, 10/25/2034 (f)(j)	76,848,932	4,815,316
K1515, 1.639%, 02/25/2035 (f)(j)	59,899,242	9,580,207
K1516, 1.630%, 05/25/2035 (f)(j)	41,885,440	7,029,160
K1517, 1.447%, 07/25/2035 (f)(j)	81,926,528	12,109,257
K097, 1.477%, 09/25/2051 (f)(j)	66,115,000	6,588,935
K105, 1.889%, 03/25/2053 (f)(j)	64,122,000	8,753,025
TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $401,504,645)		420,404,387

MUNICIPAL BONDS – 32.46%

Alabama – 0.13%

Water Works Board
of the City of Birmingham
1.713%, 01/01/2030	4,940,000	4,978,908
1.813%, 01/01/2031	3,290,000	3,309,580
		8,288,488

Alaska – 0.29%

Alaska Municipal Bond
Bank Authority
2.022%, 12/01/2030	5,000,000	5,133,378
2.122%, 12/01/2031	3,500,000	3,597,273

Municipality of Anchorage, AK
5.000%, 12/01/2050	8,000,000	9,610,820
		18,341,471

Arizona – 0.48%

City of Phoenix
Civic Improvement Corp.
5.500%, 07/01/2042	9,000,000	14,267,213

City of Tucson, AZ
2.232%, 07/01/2034	11,605,000	11,588,307

Industrial Development Authority
of the City of Phoenix
5.000%, 07/01/2045 (a)	4,285,000	4,771,730

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (a)	305,000	305,162
		30,932,412

California – 4.49%

Alvord Unified School District
0.000%, 08/01/2046 (d)	1,975,000	2,571,706

California Pollution
Control Financing Authority
4.000%, 11/01/2023 (a)(e)	7,000,000	7,000,097

Chaffey Joint Union
High School District
3.143%, 08/01/2043	2,620,000	2,827,633

City of Chula Vista, CA
1.728%, 06/01/2030	2,235,000	2,220,356
1.828%, 06/01/2031	2,000,000	1,989,698

City of Huntington Beach, CA
2.453%, 06/15/2031	4,000,000	4,124,904

City of Industry, CA
4.000%, 01/01/2028	2,885,000	3,186,992

City of Los Angeles
Department of Airports
6.582%, 05/15/2039	5,070,000	6,879,436

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX) PAGE

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

California – 4.49% (Cont.)

City of Los Angeles, CA
3.550%, 09/01/2031	$3,000,000	$3,421,692

City of Orange, CA
2.220%, 06/01/2030	7,500,000	7,699,072
2.270%, 06/01/2031	12,370,000	12,613,575

City of Sacramento, CA Transient
Occupancy Tax Revenue
3.858%, 06/01/2025	3,320,000	3,495,021

City of San Diego, CA Tobacco
Settlement Revenue Funding Corp.
3.435%, 06/01/2023	2,155,000	2,260,984

City of San Francisco, CA
Public Utilities Commission
Water Revenue
2.845%, 11/01/2041	2,000,000	2,117,325

City of Santa Ana, CA
1.665%, 08/01/2028	5,500,000	5,528,515
1.869%, 08/01/2029	2,300,000	2,311,798

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,796,138

City of Union City, CA
0.000%, 07/01/2025 (d)	2,105,000	1,947,294

City of Whittier, CA
1.566%, 06/01/2028	1,085,000	1,082,397
1.724%, 06/01/2029	1,685,000	1,678,860

Coachella Valley
Unified School District
0.000%, 08/01/2034 (d)	1,100,000	872,536

Coast Community
College District
2.957%, 08/01/2038	15,000,000	16,388,418

County of San Diego, CA
6.029%, 08/15/2026	645,000	764,257

Fullerton Public
Financing Authority
7.750%, 05/01/2031	1,380,000	1,772,763

Gateway Unified
School District, CA
0.000%, 08/01/2033 (d)	2,315,000	1,837,997
0.000%, 08/01/2035 (d)	2,315,000	1,736,444
0.000%, 08/01/2036 (d)	2,315,000	1,685,853

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	16,665,000	17,515,420

Los Angeles Community
College District, CA
1.806%, 08/01/2030	10,000,000	10,179,140

Los Angeles County Metropolitan
Transportation Authority
5.735%, 06/01/2039	12,775,000	17,214,527

Los Angeles Department
of Water & Power
6.574%, 07/01/2045	2,000,000	3,315,967

Los Angeles Housing Authority
5.000%, 06/01/2044	6,510,000	7,676,983

Los Angeles Unified
School District, CA
5.750%, 07/01/2034	12,605,000	17,012,082

Monrovia School Facilities
Grant Financing Authority
7.000%, 06/01/2027	2,800,000	3,671,577

M-S-R Energy Authority
7.000%, 11/01/2034	3,500,000	5,505,944

Northern California Power Agency
5.679%, 06/01/2035	9,400,000	11,911,658

Norwalk-La Mirada
Unified School District
0.000%, 08/01/2038 (d)	4,200,000	2,720,086

Oceanside Unified School District
0.000%, 08/01/2041 (d)	5,225,000	3,326,362

Palmdale Elementary
School District
0.000%, 08/01/2029 (d)	540,000	478,589

Pasadena Unified School District
2.881%, 05/01/2037	4,445,000	4,741,550

Peralta Community
College District
0.000%, 08/05/2031 (d)	4,700,000	4,439,899

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2035 (d)	7,600,000	5,941,260

Port of Oakland
1.667%, 05/01/2027	3,045,000	3,107,840
1.949%, 05/01/2028	2,750,000	2,831,181
2.049%, 05/01/2029	3,935,000	4,057,132

Poway Unified School District
0.000%, 08/01/2034 (d)	6,480,000	5,159,807

San Diego Unified School District
0.000%, 07/01/2034 (d)	1,650,000	1,346,910
0.000%, 07/01/2036 (d)	7,895,000	6,045,575

San Francisco City & County
Redevelopment Financing Authority
0.000%, 08/01/2036 (d)	5,225,000	3,466,334
5.750%, 08/01/2037	4,400,000	6,012,380
8.406%, 08/01/2039	2,700,000	4,574,233

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

California – 4.49% (Cont.)

San Mateo Union
High School District
0.000%, 09/01/2041 (d)	$10,000,000	$11,963,239

Santa Ana Unified School District
0.000%, 08/01/2037 (d)	3,955,000	2,895,921

University of California
5.500%, 05/15/2058	2,500,000	3,177,300

West Contra Costa
Unified School District
0.000%, 08/01/2036 (d)	4,985,000	3,700,562

West Sonoma County
Union High School District
0.000%, 08/01/2037 (d)	1,840,000	1,355,801

William S. Hart Union
High School District
0.000%, 08/01/2034 (d)	2,380,000	1,909,728
0.000%, 08/01/2036 (d)	1,000,000	762,343

Yosemite Community
College District
0.000%, 08/01/2038 (d)	6,110,000	4,488,939

Yuba Community College District
0.000%, 08/01/2038 (d)	5,055,000	3,567,505
		287,885,535

Colorado – 0.93%

Board of Governors of Colorado
State University System
2.594%, 03/01/2033	4,560,000	4,823,112
2.644%, 03/01/2034	6,275,000	6,645,227

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2036	10,750,000	15,129,463

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	3,025,000	3,095,241

Colorado Health
Facilities Authority
3.796%, 11/01/2044	6,500,000	7,237,014

Ebert Metropolitan District
5.000%, 12/01/2043	10,000,000	12,344,166

Regional Transportation
District Sales Tax Revenue
1.837%, 11/01/2031	10,370,000	10,469,411
		59,743,634

Delaware – 0.05%

University of Delaware
5.000%, 11/01/2042	1,990,000	2,933,915

District of Columbia – 0.49%

Metropolitan Washington
Airports Authority Dulles
Toll Road Revenue
8.000%, 10/01/2047	10,200,000	18,597,849

Washington Metropolitan
Area Transit Authority
5.000%, 07/15/2045	10,000,000	12,792,314
		31,390,163

Florida – 2.64%

City of Fort Lauderdale, FL
1.600%, 01/01/2029	5,000,000	5,047,096
1.700%, 01/01/2030	15,085,000	15,212,124

City of Gainesville, FL
0.000%, 10/01/2027 (d)	4,610,000	4,192,915
0.000%, 10/01/2028 (d)	1,300,000	1,149,466

City of Gainesville, FL
Utilities System Revenue
5.000%, 10/01/2047	7,000,000	8,780,526

City of Tampa, FL Water &
Wastewater System Revenue
5.000%, 10/01/2050	10,000,000	12,928,981

County of Miami-Dade, FL
6.875%, 10/01/2034	1,550,000	2,245,069

County of Miami-Dade, FL
Aviation Revenue
3.275%, 10/01/2029	2,335,000	2,585,030
3.712%, 10/01/2027	4,500,000	5,069,207

County of Miami-Dade, FL
Seaport Department
1.862%, 10/01/2029	10,000,000	9,992,127

County of Miami-Dade, FL
Transit System
1.650%, 07/01/2030	16,095,000	15,945,048

County of Pasco, FL
5.000%, 10/01/2048	1,880,000	2,359,765

County of Pasco, FL Second
Local Option Fuel Tax Revenue
5.000%, 10/01/2046	14,595,000	18,952,658

County of Sarasota, FL
Utility System Revenue
5.000%, 10/01/2050	7,250,000	9,197,675

Florida Development
Finance Corp.
7.375%, 01/01/2049 (a)	7,000,000	7,696,648

Reedy Creek
Improvement District
2.497%, 06/01/2034	1,000,000	1,049,920
2.731%, 06/01/2038	18,500,000	19,414,179

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Florida – 2.64% (Cont.)

State Board of
Administration Finance Corp.
2.154%, 07/01/2030	$15,000,000	$15,401,502

Tampa-Hillsborough County
Expressway Authority
1.792%, 07/01/2028	3,900,000	4,003,243
1.892%, 07/01/2029	4,750,000	4,879,350
1.942%, 07/01/2030	3,345,000	3,412,659
		169,515,188

Georgia – 0.07%

Valdosta & Lowndes County
Hospital Authority
2.604%, 10/01/2030	2,000,000	2,132,945
3.000%, 10/01/2029	2,000,000	2,209,429
		4,342,374

Hawaii – 0.42%

State of Hawaii Airports
System Revenue
5.000%, 07/01/2043	11,450,000	14,071,132
5.000%, 07/01/2050	10,295,000	13,076,952
		27,148,084

Illinois – 0.27%

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	2,485,000	3,078,485

Illinois Finance Authority
3.510%, 05/15/2041	7,000,000	7,322,393

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	2,570,000	3,090,930

State of Illinois
5.750%, 01/01/2037	3,000,000	3,889,618
		17,381,426

Indiana – 0.21%

GCS School Building Corp.
5.000%, 01/15/2040	2,100,000	2,635,881

Indiana Finance Authority
4.807%, 07/15/2035	3,000,000	3,824,598

Indianapolis Local Public
Improvement Bond Bank
2.473%, 01/01/2040	4,500,000	4,635,538
5.854%, 01/15/2030	1,810,000	2,215,117
		13,311,134

Kansas – 0.41%

Kansas Development
Finance Authority
2.774%, 05/01/2051	14,750,000	14,777,585
5.371%, 05/01/2026	6,155,000	6,935,090

State of Kansas
Department of Transportation
4.596%, 09/01/2035	3,480,000	4,377,468
		26,090,143

Kentucky – 0.28%

County of Warren, KY
3.921%, 12/01/2031	825,000	956,794
4.397%, 12/01/2038	1,540,000	1,930,958

Kentucky Higher Education
Student Loan Corp.
3.860%, 06/01/2025	2,000,000	2,185,223

Kentucky State Property &
Building Commission
2.023%, 09/01/2029	6,310,000	6,411,553
2.123%, 09/01/2030	2,755,000	2,804,559
2.223%, 09/01/2031	3,350,000	3,402,266
		17,691,353

Louisiana – 0.74%

City of New Orleans, LA
Sewerage Service Revenue
1.791%, 06/01/2030	1,000,000	988,118
1.891%, 06/01/2031	1,575,000	1,556,263

City of New Orleans, LA
Water System Revenue
1.841%, 12/01/2030	720,000	711,646
1.941%, 12/01/2031	885,000	875,847

East Baton Rouge
Sewerage Commission
2.437%, 02/01/2039	2,500,000	2,509,364

Parish of East Baton Rouge
Capital Improvements District
5.000%, 08/01/2048	10,000,000	12,418,670

State of Louisiana
1.742%, 06/15/2032	2,500,000	2,521,671
1.792%, 06/15/2033	1,900,000	1,912,041

State of Louisiana Gasoline
& Fuels Tax Revenue
2.230%, 05/01/2036	7,000,000	7,038,713
2.530%, 05/01/2041	8,995,000	9,051,892
2.830%, 05/01/2043	8,000,000	8,177,392
		47,761,617

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Maine – 0.14%

Maine Health & Higher
Educational Facilities Authority
3.118%, 07/01/2043	$8,250,000	$8,872,870

Maryland – 0.31%

Maryland Stadium Authority
2.805%, 05/01/2040	7,000,000	7,248,786
5.000%, 05/01/2050	7,000,000	10,393,860

State of Maryland
Department of Transportation
1.686%, 08/01/2030	2,055,000	2,037,545
		19,680,191

Massachusetts – 0.39%

Commonwealth of Massachusetts
5.000%, 07/01/2045	8,590,000	11,027,670

Commonwealth of Massachusetts
Transportation Fund Revenue
5.631%, 06/01/2030	1,050,000	1,310,678

Massachusetts Bay
Transportation Authority
Sales Tax Revenue
2.235%, 07/01/2031	8,795,000	9,308,957

Massachusetts Educational
Financing Authority
3.455%, 07/01/2028	2,000,000	2,185,641
3.831%, 07/01/2024	450,000	485,351

Massachusetts State
College Building Authority
5.932%, 05/01/2040	550,000	785,993
		25,104,290

Michigan – 2.22%

City of Detroit, MI
4.000%, 04/01/2044	8,700,000	8,430,330

Detroit City School District
7.747%, 05/01/2039	9,480,000	14,471,146

Durand Michigan Area Schools
5.000%, 05/01/2050	4,950,000	6,255,053

Great Lakes Water Authority
Sewage Disposal System Revenue
2.365%, 07/01/2032	3,500,000	3,673,956
3.056%, 07/01/2039	1,570,000	1,705,525

Jenison Public Schools
5.000%, 05/01/2043	1,275,000	1,652,410
5.000%, 05/01/2045	1,665,000	2,151,016

Michigan Finance Authority
2.610%, 11/01/2025	2,180,000	2,321,556
2.710%, 11/01/2026	7,145,000	7,670,801
3.084%, 12/01/2034	5,000,000	5,522,434
3.267%, 06/01/2039	19,000,000	20,535,791
3.610%, 11/01/2032	3,000,000	3,377,505

Mona Shores Public Schools
5.000%, 05/01/2044	1,800,000	2,359,948

Plymouth-Canton
Community School District
1.536%, 05/01/2029	2,500,000	2,503,465
1.736%, 05/01/2030	4,340,000	4,344,201

Schoolcraft Community Schools
5.000%, 05/01/2050	8,315,000	10,507,225

State of Michigan
Trunk Line Revenue
5.000%, 11/15/2045	29,230,000	37,850,295

Thornapple Kellogg
School District
5.000%, 05/01/2042	2,345,000	2,962,077

Walled Lake
Consolidated School District
5.000%, 05/01/2050	3,500,000	4,471,330
		142,766,064

Minnesota – 0.30%

Western Minnesota
Municipal Power Agency
3.156%, 01/01/2039 (e)	17,500,000	19,446,325

Mississippi – 0.27%

Mississippi Development Bank
5.460%, 10/01/2036	5,735,000	7,535,603

State of Mississippi
5.000%, 10/15/2037	7,925,000	9,871,061
		17,406,664

Missouri – 0.42%

Kansas City Industrial
Development Authority
5.000%, 03/01/2049	11,085,000	13,534,992

Kansas City Land Clearance
Redevelopment Authority
6.400%, 10/15/2040 (a)	8,000,000	8,384,753

St. Louis School District
6.450%, 04/01/2028	3,800,000	4,875,387
		26,795,132

Nebraska – 0.17%

Central Plains Energy Project
5.000%, 09/01/2034	5,700,000	7,856,606

District Energy Corp.
2.390%, 07/01/2036	2,830,000	2,956,101
		10,812,707

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Nevada – 0.51%

City of North Las Vegas, NV
6.572%, 06/01/2040	$11,555,000	$16,185,614

Clark County School District
5.510%, 06/15/2024	4,295,000	4,677,447

County of Clark, NV
Department of Aviation
5.000%, 07/01/2041	1,500,000	1,899,077

County of Washoe, NV
5.000%, 02/01/2042	8,000,000	9,933,610
		32,695,748
New Hampshire – 0.08%

New Hampshire Business
Finance Authority
3.278%, 10/01/2037	4,965,000	5,220,056

New Jersey – 0.98%

Mercer County
Improvement Authority
8.270%, 12/01/2034	4,880,000	7,367,921

New Jersey Economic
Development Authority
0.000%, 02/15/2025 (d)	19,320,000	18,688,526
7.425%, 02/15/2029	10,000,000	12,996,613

New Jersey Institute of Technology
3.323%, 07/01/2024	1,540,000	1,630,790
3.415%, 07/01/2042	3,500,000	3,822,516

New Jersey Turnpike Authority
1.283%, 01/01/2027	6,000,000	6,021,658
1.863%, 01/01/2031	10,000,000	10,033,648

Rutgers The State University
of New Jersey
3.270%, 05/01/2043	2,000,000	2,181,696
		62,743,368
New York – 1.11%

City of New York, NY
5.000%, 08/01/2043	5,000,000	6,286,165

Dutchess County
Local Development Corp.
4.550%, 07/01/2022	1,055,000	1,086,805

New York City Industrial
Development Agency
2.436%, 01/01/2036	5,850,000	5,814,943

New York State
Dormitory Authority
1.748%, 03/15/2028	14,500,000	14,673,842
2.152%, 03/15/2031	20,000,000	20,411,992
2.746%, 07/01/2030	6,430,000	6,987,890
5.096%, 08/01/2034	3,125,000	3,765,188

New York State
Thruway Authority
2.900%, 01/01/2035	10,100,000	10,867,458

Western Nassau County
Water Authority
2.958%, 04/01/2041	1,500,000	1,597,988
		71,492,271
North Dakota – 0.11%

County of Burleigh, ND
2.750%, 02/01/2022	7,000,000	7,003,387

Ohio – 1.70%

American Municipal Power, Inc.
7.499%, 02/15/2050	3,255,000	5,443,057
7.834%, 02/15/2041	1,500,000	2,519,156

Buckeye Tobacco Settlement
Financing Authority
1.950%, 06/01/2026	2,020,000	2,084,659

County of Hamilton, OH
3.756%, 06/01/2042	8,000,000	8,669,320
5.000%, 11/15/2049	10,880,000	17,067,254

Franklin County Convention
Facilities Authority
2.022%, 12/01/2030	5,485,000	5,593,517
2.472%, 12/01/2034	22,100,000	22,786,466

JobsOhio Beverage System
2.833%, 01/01/2038	7,225,000	7,662,417
4.532%, 01/01/2035	19,535,000	24,340,172

Ohio Higher Educational
Facility Commission
4.500%, 12/01/2026	4,025,000	4,326,087

South-Western City
School District
0.000%, 12/01/2028 (d)	2,735,000	2,413,200

State of Ohio
5.000%, 04/01/2040	4,000,000	5,143,696

Sycamore Community
City School District
5.850%, 12/01/2028	605,000	775,274
		108,824,275
Oklahoma – 0.70%

Oklahoma City Economic
Development Trust
1.471%, 03/01/2028	1,700,000	1,711,854
1.691%, 03/01/2029	1,600,000	1,618,116
1.791%, 03/01/2030	1,455,000	1,469,728
1.891%, 03/01/2031	1,545,000	1,560,956

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Oklahoma – 0.70% (Cont.)

Oklahoma Development
Finance Authority
5.450%, 08/15/2028	$4,120,000	$4,698,583

Oklahoma Municipal
Power Authority
2.251%, 01/01/2032	2,500,000	2,556,388
2.351%, 01/01/2033	3,000,000	3,073,892
2.431%, 01/01/2034	3,870,000	3,963,974
2.501%, 01/01/2035	3,475,000	3,552,564
2.551%, 01/01/2036	2,390,000	2,437,637
2.803%, 01/01/2041	15,000,000	15,241,575

Oklahoma Turnpike Authority
1.722%, 01/01/2030	3,260,000	3,280,333
		45,165,600
Oregon – 0.35%

Hospital Facilities Authority of
Multnomah County Oregon
1.250%, 06/01/2026	2,610,000	2,610,665

Oregon Health &
Science University
2.850%, 07/01/2030	1,000,000	1,085,844

University of Oregon
5.000%, 04/01/2050	15,000,000	18,905,873
		22,602,382
Pennsylvania – 1.28%

Berks County Industrial
Development Authority
3.950%, 05/15/2024	720,000	744,933
4.450%, 05/15/2027	800,000	856,803

City of Philadelphia, PA
1.492%, 07/15/2028	3,725,000	3,725,550
1.618%, 07/15/2029	2,505,000	2,505,502
1.738%, 07/15/2030	2,250,000	2,259,438

Commonwealth
Financing Authority
2.758%, 06/01/2030	4,500,000	4,836,362
2.758%, 06/01/2030	1,040,000	1,117,737
3.657%, 06/01/2038	5,820,000	6,679,840
3.807%, 06/01/2041	6,110,000	7,141,426
4.014%, 06/01/2033	3,775,000	4,420,444

Montgomery County Industrial
Development Authority
3.150%, 11/15/2028	10,000,000	10,213,401

Pennsylvania Economic
Development Financing Authority
2.502%, 06/15/2032	6,000,000	6,211,733
5.000%, 12/31/2030	1,000,000	1,191,235

Pennsylvania State University
2.790%, 09/01/2043	21,505,000	22,599,953

Pennsylvania
Turnpike Commission
5.000%, 06/01/2042	5,000,000	5,985,101

Union County Hospital Authority
3.800%, 08/01/2023	570,000	594,012
4.400%, 08/01/2028	1,060,000	1,192,083
		82,275,553
Puerto Rico – 0.47%

Children’s Trust Fund
5.375%, 05/15/2033	2,035,000	2,049,308

Commonwealth of Puerto Rico
3.650%, 07/01/2016 (g)	2,400,000	2,058,000
4.000%, 07/01/2021 (g)	6,395,000	5,563,650
4.400%, 07/01/2020 (g)	3,240,000	2,794,500

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	10,314,895	9,696,001

Puerto Rico Highway &
Transportation Authority
0.000%, 07/01/2026 (d)(e)	7,000,000	5,090,680

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2027 (d)	3,237,000	2,988,178
		30,240,317
Rhode Island – 0.12%

Providence Public
Building Authority
5.000%, 09/15/2036	6,365,000	7,975,647

South Carolina – 0.13%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	2,000,000	2,734,774

South Carolina Jobs-Economic
Development Authority
2.729%, 07/01/2030	5,015,000	5,304,345
		8,039,119
Tennessee – 0.14%

Memphis-Shelby County
Airport Authority
5.000%, 07/01/2045	7,000,000	8,952,525

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Texas – 5.86%

Board of Regents of the
University of Texas System
4.794%, 08/15/2046	$1,515,000	$2,067,508
5.000%, 08/15/2040	2,750,000	4,032,468
5.134%, 08/15/2042	2,500,000	3,492,067

City of Austin, TX
Electric Utility Revenue
5.000%, 11/15/2049	13,250,000	16,861,600

City of Dallas, TX
0.000%, 02/15/2031 (d)	10,000,000	8,100,941
0.000%, 02/15/2032 (d)	15,000,000	11,768,016

City of Dallas, TX Waterworks
& Sewer System Revenue
5.000%, 10/01/2045	23,135,000	30,032,749

City of El Paso, TX
6.018%, 08/15/2035	3,000,000	4,118,461

City of Houston, TX
5.508%, 03/01/2036	4,900,000	6,670,912
5.538%, 03/01/2037	4,100,000	5,742,079
6.290%, 03/01/2032	920,000	1,179,156

City of Houston, TX
Airport System Revenue
2.085%, 07/01/2028	10,000,000	10,303,119
2.385%, 07/01/2031	15,000,000	15,476,947
6.880%, 01/01/2028	2,110,000	2,447,333

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,733,065

City of San Antonio, TX Electric
& Gas Systems Revenue
5.000%, 02/01/2045	2,150,000	2,727,362
5.000%, 02/01/2049	6,650,000	8,368,633
5.718%, 02/01/2041	5,645,000	8,078,261
5.985%, 02/01/2039	12,720,000	18,715,894

Clifton Higher Education
Finance Corp.
0.750%, 08/15/2050 (a)	10,000,000	10,016,384

Colony Economic
Development Corp.
7.250%, 10/01/2042	5,000,000	5,431,806

Dallas Area Rapid Transit
5.000%, 12/01/2045	7,620,000	9,748,985

Dallas Fort Worth
International Airport
2.454%, 11/01/2029	3,500,000	3,733,640
2.994%, 11/01/2038	15,100,000	16,402,509

Lower Colorado River Authority
5.000%, 05/15/2045	7,160,000	8,900,480
5.000%, 05/15/2050	10,210,000	12,614,108
5.000%, 05/15/2046	8,875,000	11,189,484

Metropolitan Transit
Authority of Harris County
Sales & Use Tax Revenue
2.599%, 11/01/2037	17,015,000	17,721,325

New Hope Cultural
Education Facilities Corp.
4.000%, 08/01/2020 (e)(g)	220,000	85,800

North Texas Tollway Authority
1.727%, 01/01/2028	3,250,000	3,305,358
8.410%, 02/01/2030	5,090,000	6,892,088

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028 (a)	6,000,000	5,971,677

Stafford Municipal School District
3.084%, 08/15/2041	1,000,000	1,100,391

Tarrant Regional Water District
1.550%, 09/01/2030	6,720,000	6,683,840

Texas Public Finance Authority
8.250%, 07/01/2024	23,340,000	23,560,904

Texas Transportation Commission
1.963%, 10/01/2036	5,150,000	5,118,381
2.013%, 10/01/2037	6,295,000	6,231,093
2.063%, 10/01/2038	6,445,000	6,336,638

Texas Water Development Board
5.000%, 04/15/2049	30,000,000	37,940,004

United Independent
School District, TX
5.000%, 08/15/2030	3,850,000	4,966,246
5.000%, 08/15/2031	5,395,000	7,043,675

White Settlement
Independent School District
0.000%, 08/15/2030 (d)	1,420,000	1,221,186
		376,132,573
Utah – 0.29%

County of Salt Lake, UT
Convention Hotel Revenue
5.750%, 10/01/2047 (a)	5,000,000	5,368,421

County of Utah, UT
5.000%, 05/15/2050	10,310,000	13,077,646
		18,446,067
Virginia – 0.52%

City of Norfolk, VA
1.420%, 10/01/2029	1,325,000	1,330,802

County of Botetourt, VA
6.000%, 07/01/2044	4,485,000	5,015,635

Hampton Roads Transportation
Accountability Commission
5.000%, 07/01/2045	17,770,000	22,678,037

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Virginia – 0.52% (Cont.)

Virginia Commonwealth
Transportation Board
5.350%, 05/15/2035	$3,755,000	$4,680,667
		33,705,141
Washington – 1.76%

Central Puget Sound
Regional Transit Authority
5.000%, 11/01/2046	11,000,000	16,912,311

NJB Properties
5.510%, 12/01/2036	7,990,000	10,259,305

Pierce County School
District No. 10 Tacoma
2.357%, 12/01/2039	11,560,000	11,623,391

Spokane Public Facilities District
1.826%, 12/01/2029	2,000,000	2,043,297
1.996%, 12/01/2030	1,950,000	2,004,447

State of Washington
5.000%, 02/01/2042	25,000,000	31,896,928
5.000%, 02/01/2043	5,000,000	6,366,843
5.000%, 02/01/2045	17,885,000	23,090,937

Washington State Housing
Finance Commission
3.000%, 01/01/2025 (a)	8,500,000	8,501,697
		112,699,156
West Virginia – 0.04%

Tobacco Settlement
Finance Authority
2.701%, 06/01/2030	2,770,000	2,873,288

Wisconsin – 0.19%

Milwaukee
Redevelopment Authority
0.000%, 04/01/2039 (d)	1,000,000	572,624

Public Finance Authority
4.153%, 05/15/2031	3,635,000	4,299,264
5.000%, 05/15/2032 (a)	1,275,000	1,404,527
9.000%, 06/01/2029 (a)(e)	5,750,000	5,755,493
		12,031,908
TOTAL MUNICIPAL BONDS
(Cost $2,001,965,960)		2,082,759,561

CLOSED-END MUTUAL
FUNDS – 0.01%
Invesco High Income Trust II	52,240	789,346
TOTAL CLOSED-END MUTUAL
FUNDS (Cost $690,033)		789,346

GOVERNMENT SECURITIES
& AGENCY ISSUES – 0.08%
United States International
Development Finance Corp.
1.320%, 03/15/2035	5,000,000	4,906,988
TOTAL GOVERNMENT
SECURITIES & AGENCY ISSUES
(Cost $5,000,000)		4,906,988

US GOVERNMENT
NOTES/BONDS – 3.24%
United States
Treasury Notes/Bonds
1.250%, 04/30/2028	100,000,000	101,406,250
2.875%, 05/15/2028	50,000,000	56,004,883
1.250%, 05/31/2028	25,000,000	25,339,844
1.875%, 02/15/2041	25,000,000	25,187,500
TOTAL US GOVERNMENT
NOTES/BONDS
(Cost $204,254,479)		207,938,477

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

SHORT-TERM INVESTMENTS – 3.43%
First American Government
Obligations Fund –
Class X, 0.026% (k)	$220,135,143	$220,135,143
TOTAL SHORT-TERM
INVESTMENTS
(Cost $220,135,143)		220,135,143

Total Investments
(Cost $6,336,301,149) – 100.01%		6,417,784,188

Liabilities in Excess
of Other Assets – (0.01)%		(559,791)

TOTAL NET ASSETS – 100.00%		$6,417,224,397

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2021.
(c)	Foreign issued security.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Represents an illiquid security. The total market value of these securities were $56,432,527, representing 0.88% of net assets as of August 31, 2021.
(f)	Variable rate security; the rate shown represents the rate at August 31, 2021. The coupon is based on an underlying pool of loans.
(g)	Default or other conditions exist at August 31, 2021.
(h)	Step-up bond; the rate shown represents the rate at August 31, 2021.
(i)	Inverse floating rate security whose interest rate moves in opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier slope.
(j)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(k)	Seven day yield at August 31, 2021.
Abbreviations:
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 2.31%

Freddie Mac Multifamily ML Certificates
2019-ML05, 0.247%,
11/25/2033 (a)(b)	$47,517,538	$1,026,379
2020-ML07, 0.000%,
10/25/2036 (a)(b)(c)(d)	15,575,995	2,847,759
2019-ML06, 1.132%,
06/25/2037 (a)(b)(c)	10,067,567	1,078,226
2021-ML08, 1.846%,
07/25/2037 (a)(b)	18,411,471	3,321,614
2021-ML10, 2.125%,
01/25/2038 (a)(b)	14,474,630	3,089,320
2021-ML11, 0.769%,
03/25/2038 (a)(b)	35,114,325	2,473,102
2021-ML10, 1.578%,
06/25/2038 (a)(b)	15,372,841	2,416,611
2021-ML09, 1.552%,
02/25/2040 (a)(b)	25,513,698	3,947,479
TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $19,567,821)		20,200,490

NON-AGENCY COMMERCIAL
MORTGAGE BACKED
SECURITIES – 0.79%
California Housing Finance Agency
2021-1, 0.796%, 11/20/2035	43,336,415	2,975,045
Washington State Housing
Finance Commission
2021-1, 0.725%, 12/20/2035	63,529,239	3,959,142
TOTAL NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $6,833,183)		6,934,187

MUNICIPAL BONDS – 93.54%

Alabama – 1.43%

Alabama Highway Finance Corp.
5.000%, 08/01/2038	2,025,000	2,641,555
5.000%, 08/01/2039	525,000	683,083
5.000%, 08/01/2040	1,060,000	1,376,171

Alabama Public School
and College Authority
5.000%, 11/01/2039	4,000,000	5,236,091

City of Homewood, AL
5.000%, 09/01/2033	1,000,000	1,225,697

Lower Alabama Gas District
5.000%, 09/01/2031	1,005,000	1,310,848
		12,473,445
Alaska – 0.74%

Alaska Housing Finance Corp.
5.000%, 12/01/2031	1,145,000	1,416,032

Alaska Industrial Development
& Export Authority
5.250%, 06/01/2045	2,735,000	3,171,252

CIVIC Ventures, AK
5.000%, 09/01/2033	1,750,000	1,925,030
		6,512,314
Arizona – 4.27%

Arizona Industrial
Development Authority
1.400%, 07/01/2022	150,000	150,007
1.500%, 07/01/2023	150,000	150,083
1.800%, 07/01/2024	175,000	175,155
3.250%, 07/01/2031	1,000,000	994,700
4.000%, 02/01/2040	850,000	1,018,517
4.000%, 11/01/2045	2,000,000	2,306,411
4.000%, 11/01/2050	2,500,000	2,871,035
5.000%, 02/01/2037	1,500,000	1,977,079

City of Phoenix Civic
Improvement Corp.
5.000%, 07/01/2044	2,500,000	3,105,438
5.500%, 07/01/2038	2,000,000	3,051,124
5.500%, 07/01/2042	1,545,000	2,449,205

Florence Town, Inc. Industrial
Development Authority
5.000%, 07/01/2023	175,000	183,719

Industrial Development Authority
of the City of Phoenix
4.000%, 07/01/2026 (c)	2,925,000	3,139,621
5.000%, 07/01/2045 (c)	4,000,000	4,454,357
6.750%, 07/01/2044 (c)	3,000,000	3,454,227

Park Central Community
Facilities District
4.375%, 07/01/2024	1,205,000	1,255,757

Salt River Project Agricultural
Improvement & Power District
5.000%, 01/01/2047	5,000,000	6,380,061

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (c)	225,000	225,120
		37,341,616
Arkansas – 0.17%

County of Saline, AR
3.550%, 06/01/2042	1,410,000	1,453,972

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

California – 10.79%

Adventist Health System
2.952%, 03/01/2029	$4,175,000	$4,448,998

California County Tobacco
Securitization Agency
1.750%, 06/01/2030	75,000	75,661
5.000%, 06/01/2033	1,950,000	2,568,378

California Educational
Facilities Authority
5.000%, 03/15/2039	1,015,000	1,475,628
5.000%, 06/01/2046	3,500,000	5,357,727

California Municipal
Finance Authority
4.000%, 12/01/2026 (c)	2,000,000	2,058,811
5.000%, 12/01/2054 (c)	1,000,000	1,137,866
5.000%, 12/01/2046 (c)	750,000	863,429

California Pollution Control
Financing Authority
4.000%, 11/01/2023 (c)(f)	3,000,000	3,000,041

California Public Finance Authority
2.125%, 11/15/2027 (c)	3,000,000	3,039,998
2.875%, 05/15/2027 (c)	1,125,000	1,135,297

California Statewide Communities
Development Authority
6.400%, 06/01/2039	2,415,000	3,284,343

City of Los Angeles, CA
Department of Airports
5.000%, 05/15/2033	1,225,000	1,461,583
5.000%, 05/15/2046	3,000,000	3,827,987

City of San Diego, CA Tobacco
Settlement Revenue Funding Corp.
4.000%, 06/01/2032	1,545,000	1,724,614

Clovis Unified School District
0.000%, 08/01/2028 (d)	2,175,000	2,019,136

El Camino Healthcare District
0.000%, 08/01/2028 (d)	1,435,000	1,323,038

Encinitas Union School District
0.000%, 08/01/2035 (d)	840,000	1,216,382

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	3,425,000	3,599,779

Los Angeles Housing Authority
5.000%, 06/01/2044	2,200,000	2,594,372

Low Income Investment Fund
3.711%, 07/01/2029	1,000,000	1,081,042

Manteca Redevelopment
Agency Successor Agency
2.393%, 10/01/2030	500,000	520,667

Mesa Water District
5.000%, 03/15/2050	4,875,000	6,195,953

Mountain View Shoreline
Regional Park Community
5.000%, 08/01/2043	3,145,000	3,894,315

M-S-R Energy Authority
6.500%, 11/01/2039	2,350,000	3,863,160
7.000%, 11/01/2034	1,160,000	1,824,827

Palmdale Elementary School District
0.000%, 08/01/2028 (d)	500,000	455,011

Ravenswood City School District
5.000%, 08/01/2038	1,360,000	1,636,847

Rialto Redevelopment Agency
5.000%, 09/01/2037	1,000,000	1,238,546

Riverside County Redevelopment
Successor Agency
0.000%, 10/01/2031 (d)	840,000	1,007,564

San Diego County Regional
Transportation Commission
5.000%, 04/01/2048	2,200,000	2,871,479

San Diego Unified School District
0.000%, 07/01/2041 (d)	2,005,000	2,324,972

San Joaquin Hills
Transportation Corridor Agency
5.000%, 01/15/2029	550,000	630,592

San Leandro Unified School District
0.000%, 08/01/2039 (d)	2,175,000	2,159,579

San Mateo Foster City
Public Financing Authority
5.000%, 08/01/2049	2,000,000	2,545,897

San Mateo Union
High School District
0.000%, 09/01/2041 (d)	1,285,000	1,537,276

Santa Barbara Secondary
High School District
0.000%, 08/01/2040 (d)	1,000,000	631,140

St. Helena Unified School District
0.000%, 06/01/2036 (d)	2,805,000	3,690,384

State of California
5.000%, 09/01/2041	4,000,000	5,329,998
University of California
5.500%, 05/15/2058	3,720,000	4,727,822
		94,380,139
Colorado – 4.33%

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2034	2,500,000	3,431,410

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

Colorado – 4.33% (Cont.)

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	$900,000	$920,898

Colorado Health
Facilities Authority
5.000%, 08/01/2044	2,410,000	2,991,405
5.000%, 11/15/2041	4,000,000	5,319,548

CommonSpirit Health
2.950%, 11/01/2022	1,725,000	1,771,800

El Paso County
School District No. 49
5.000%, 12/15/2031	1,500,000	1,766,504

Public Authority
for Colorado Energy
6.500%, 11/15/2038	3,800,000	5,934,697

Pueblo City Schools
5.000%, 12/15/2039	2,000,000	2,573,022

Regional Transportation District
4.000%, 07/15/2039	3,535,000	4,664,345

Vauxmont Metropolitan District
5.000%, 12/15/2021	100,000	101,292
5.000%, 12/01/2021	300,000	303,359
5.000%, 12/01/2050	3,450,000	4,279,882

Weld County School
District No. RE-2
5.000%, 12/01/2044	3,015,000	3,845,321
		37,903,483
Connecticut – 2.10%

Connecticut State Health &
Educational Facilities Authority
4.000%, 07/01/2041	2,250,000	2,594,769
4.000%, 07/01/2042	1,500,000	1,727,295

State of Connecticut
5.000%, 06/01/2041	1,625,000	2,130,232
5.000%, 07/15/2030	6,000,000	8,035,315

State of Connecticut
Special Tax Revenue
5.000%, 05/01/2041	3,000,000	3,925,350
		18,412,961
Delaware – 0.51%

University of Delaware
5.000%, 11/01/2038	1,595,000	2,286,889
5.000%, 11/01/2039	1,510,000	2,181,055
		4,467,944
District of Columbia – 1.77%

District of Columbia
5.000%, 03/01/2044	3,460,000	4,412,680
5.000%, 06/01/2055	2,000,000	2,308,911

Metropolitan Washington Airports
Authority Aviation Revenue
5.000%, 10/01/2032	2,360,000	2,846,280
5.000%, 10/01/2046	4,650,000	5,954,277
		15,522,148
Florida – 5.79%

Broward County, FL Water &
Sewer Utility Revenue
5.000%, 10/01/2038	1,000,000	1,291,698

Capital Trust Agency, Inc.
5.000%, 08/01/2040	300,000	367,792
5.000%, 08/01/2055	800,000	961,711

City of Belle Isle, FL
5.500%, 10/01/2022	230,000	235,058

City of Orlando, FL Tourist
Development Tax Revenue
5.000%, 11/01/2038	1,000,000	1,227,700

City of Tampa, FL
5.000%, 07/01/2050	3,500,000	4,367,701

County of Lake, FL
3.375%, 08/15/2026	1,400,000	1,412,617
5.000%, 08/15/2025	2,905,000	2,910,841

County of Miami-Dade, FL
5.000%, 07/01/2043	2,000,000	2,591,167
5.000%, 07/01/2043	1,500,000	1,786,876
5.000%, 07/01/2043	3,500,000	4,441,595

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2038	3,250,000	3,776,599

County of Miami-Dade, FL
Seaport Revenue
5.750%, 10/01/2028	545,000	607,768

County of Sarasota, FL
Utility System Revenue
5.000%, 10/01/2039	2,055,000	2,575,955
5.000%, 10/01/2045	2,000,000	2,559,164

Dade County, FL Professional Sports
Franchise Facilities Tax Revenue
5.250%, 10/01/2030	1,040,000	1,397,931

Florida Development Finance Corp.
5.000%, 09/15/2040 (c)	2,050,000	2,317,074
5.500%, 09/15/2025 (c)	1,580,000	1,630,290
6.500%, 01/01/2049 (c)	2,735,000	2,832,064
7.375%, 01/01/2049 (c)	3,000,000	3,298,564

Greater Orlando Aviation Authority
5.000%, 10/01/2046	1,500,000	1,786,208

School Board of Miami-Dade County
5.000%, 03/15/2039	2,645,000	3,123,837

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Florida – 5.79% (Cont.)

School District of Broward County
5.000%, 07/01/2040	$2,500,000	$3,101,785

Venetian Community
Development District
5.000%, 05/01/2023	55,000	56,123
		50,658,118
Georgia – 2.26%

Americus & Sumter County
Hospital Authority
5.125%, 05/15/2023	170,000	177,951

Brookhaven Development Authority
5.000%, 07/01/2039	875,000	1,117,104

City of Atlanta, GA Water &
Wastewater Revenue
5.500%, 11/01/2027	1,550,000	1,872,557

City of Conyers, GA
4.300%, 03/01/2031 (f)	1,185,000	1,182,009

Cobb County Kennestone
Hospital Authority
4.000%, 04/01/2041	225,000	264,963
5.000%, 04/01/2050	5,000,000	6,265,717
5.000%, 04/01/2037	175,000	225,308
5.000%, 04/01/2038	550,000	706,421

Georgia Municipal Association, Inc.
5.000%, 12/01/2037	500,000	621,227

Macon-Bibb County
Housing Authority
1.400%, 11/01/2024	1,200,000	1,200,446
1.625%, 10/01/2024	3,250,000	3,248,726

Main Street Natural Gas, Inc.
5.000%, 05/15/2029	1,250,000	1,607,183

Municipal Electric
Authority of Georgia
5.000%, 01/01/2045	1,000,000	1,268,886
		19,758,498
Hawaii – 0.40%

City & County of Honolulu, HI
5.000%, 07/01/2035	900,000	1,182,598

State of Hawaii
5.000%, 01/01/2038	1,885,000	2,320,225
		3,502,823
Illinois – 4.64%

Boone & Winnebago
Counties Community Unit
School District No. 200
0.000%, 01/01/2024 (d)	815,000	802,902

Boone Mchenry & Dekalb
Counties Community Unit
School District No. 100
0.000%, 12/01/2023 (d)	520,000	515,236
0.000%, 12/01/2023 (d)	615,000	609,942
0.000%, 12/01/2024 (d)	365,000	358,661

Chicago Board of Education
0.000%, 12/01/2022 (d)	840,000	837,209

Chicago O’Hare International Airport
5.000%, 01/01/2037	2,000,000	2,383,498
5.000%, 01/01/2042	510,000	604,620

Chicago Transit Authority
5.000%, 06/01/2024	750,000	844,655

Cook County School District No. 103
0.000%, 12/01/2022 (d)	850,000	844,543

County of Cook, IL
Sales Tax Revenue
4.000%, 11/15/2040	1,905,000	2,258,083
4.000%, 11/15/2041	3,500,000	4,137,073

Illinois Finance Authority
5.000%, 01/01/2034	500,000	597,097
5.000%, 07/01/2037	4,810,000	6,160,464

Macon County School
District No. 61 Decatur
5.000%, 12/01/2040	1,580,000	1,952,902

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2026 (d)	2,455,000	2,323,261

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	3,500,000	4,209,438

Railsplitter Tobacco
Settlement Authority
5.000%, 06/01/2027	1,375,000	1,652,236

Regional Transportation Authority
5.750%, 06/01/2034	3,000,000	4,179,814

Sales Tax Securitization Corp.
5.000%, 01/01/2027	1,700,000	2,077,514

State of Illinois
5.000%, 03/01/2046	1,000,000	1,247,832

State of Illinois Sales Tax Revenue
6.000%, 06/15/2026	1,575,000	1,973,335
		40,570,315
Indiana – 3.49%

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	563,207

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Indiana – 3.49% (Cont.)

Hammond Multi-School
Building Corp.
5.000%, 07/15/2034	$2,000,000	$2,467,435

Indiana Finance Authority
5.000%, 10/01/2044	5,000,000	6,346,430
5.000%, 09/01/2036	1,000,000	1,187,636
5.500%, 11/15/2026	1,165,000	1,177,532

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,350,000	1,587,079

Indiana Municipal Power Agency
5.000%, 01/01/2042	3,850,000	4,609,037

Indianapolis Local Public
Improvement Bond Bank
5.000%, 01/01/2038	1,715,000	2,176,337
5.000%, 01/01/2039	2,500,000	3,258,516
5.250%, 02/01/2039	2,155,000	2,769,569

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2033	1,130,000	1,357,867

Purdue University
5.000%, 07/01/2035	700,000	925,291
5.000%, 07/01/2036	1,500,000	1,976,535
5.000%, 07/01/2037	100,000	131,374
		30,533,845
Iowa – 0.67%

Iowa Finance Authority
2.875%, 05/15/2049	1,175,000	1,184,602

Iowa Tobacco Settlement Authority
4.000%, 06/01/2049	4,000,000	4,636,060
		5,820,662
Kentucky – 1.42%

County of Trimble, KY
1.300%, 09/01/2044	3,500,000	3,531,270

Grant County School
District Finance Corp.
1.400%, 08/01/2022	85,000	85,878

Kentucky Bond Development Corp.
5.000%, 09/01/2049	3,000,000	3,718,206

Kentucky Economic
Development Finance Authority
5.000%, 05/15/2026	1,000,000	1,078,417

Kentucky Public Energy Authority
4.000%, 02/01/2050	3,370,000	3,993,947
		12,407,718
Louisiana – 0.86%

East Baton Rouge
Sewerage Commission
5.000%, 02/01/2039	2,000,000	2,323,477

Louisiana Energy &
Power Authority
5.250%, 06/01/2028	410,000	445,792

Louisiana Local Government
Environmental Facilities &
Community Development Authority
5.000%, 11/01/2032	1,200,000	1,415,090
5.000%, 12/01/2037	1,685,000	2,125,711

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	413,352
5.250%, 05/15/2033	745,000	769,305
		7,492,727
Maine – 0.29%

Maine Governmental
Facilities Authority
5.000%, 10/01/2038	2,010,000	2,560,801

Maryland – 1.49%

City of Baltimore, MD
5.000%, 07/01/2050	2,550,000	3,267,962

County of Anne Arundel, MD
5.000%, 10/01/2046	3,000,000	3,844,747

Maryland Stadium Authority
5.000%, 05/01/2050	4,000,000	5,939,349
		13,052,058
Massachusetts – 2.57%

Commonwealth of Massachusetts
5.000%, 11/01/2045	4,000,000	5,175,017
5.250%, 09/01/2043	2,000,000	2,547,388

Commonwealth of Massachusetts
Transportation Fund Revenue
5.000%, 06/01/2049	5,000,000	6,295,534

Massachusetts Educational
Financing Authority
5.000%, 07/01/2028	2,250,000	2,821,073

Massachusetts Port Authority
5.000%, 07/01/2039	1,000,000	1,331,087
5.000%, 07/01/2040	875,000	1,160,999

Massachusetts School
Building Authority
5.000%, 02/15/2044	2,500,000	3,147,832
		22,478,930

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Michigan – 3.64%

Battle Creek School District
5.000%, 05/01/2037	$775,000	$918,587

Bedford Public School District
5.000%, 05/01/2037	1,150,000	1,459,582

Charter Township of Commerce, MI
5.000%, 12/01/2038	1,000,000	1,178,137

City of Detroit, MI
4.000%, 04/01/2044	3,000,000	2,907,010
5.000%, 04/01/2046	1,850,000	2,276,322

Detroit City School District
5.250%, 05/01/2027	715,000	900,048

Grand Rapids Public Schools
5.000%, 11/01/2040	1,000,000	1,251,264

Kalamazoo Economic
Development Corp.
2.625%, 05/15/2025	1,150,000	1,152,729

Michigan Finance Authority
1.250%, 06/01/2030	115,000	115,718
3.267%, 06/01/2039	6,000,000	6,484,987
3.875%, 10/01/2023	250,000	262,653
5.000%, 12/01/2041	1,990,000	2,547,806

Schoolcraft Community Schools
5.000%, 05/01/2046	2,000,000	2,535,967

Thornapple Kellogg School District
5.000%, 05/01/2043	2,360,000	2,951,349

Walled Lake Consolidated
School District
5.000%, 05/01/2045	2,300,000	2,967,039

Western Michigan University
5.000%, 11/15/2046	1,500,000	1,926,268
		31,835,466
Minnesota – 0.65%

City of Minneapolis, MN
5.000%, 03/01/2029	450,000	474,086
5.750%, 07/01/2055	2,000,000	2,358,961

City of St. Anthony, MN
6.000%, 12/01/2030	1,000,000	1,060,804

Dakota County Community
Development Agency
3.800%, 07/01/2022	850,000	850,000

Minneapolis-St. Paul
Metropolitan Airports Commission
5.000%, 01/01/2041	750,000	901,860
		5,645,711
Missouri – 1.91%

Jackson County School District
5.500%, 03/01/2035	1,015,000	1,338,317
5.500%, 03/01/2037	990,000	1,301,140

Kansas City Industrial
Development Authority
5.000%, 03/01/2057	3,250,000	4,031,242

Missouri Joint Municipal
Electric Utility Commission
5.000%, 12/01/2040	2,000,000	2,377,666

Platte County Reorganized
School District
5.250%, 03/01/2040	4,600,000	6,244,373

St. Louis County Industrial
Development Authority
5.125%, 09/01/2048	1,250,000	1,416,794
		16,709,532
Nebraska – 0.31%

Central Plains Energy Project
5.000%, 09/01/2034	2,000,000	2,756,704

Nevada – 0.75%

City of Las Vegas, NV
5.000%, 09/01/2031	1,150,000	1,364,528

County of Clark, NV
Department of Aviation
5.000%, 07/01/2036	1,535,000	2,042,857
5.000%, 07/01/2041	2,500,000	3,165,129
		6,572,514
New Hampshire – 0.29%

New Hampshire Health and
Education Facilities Authority Act
5.000%, 07/01/2041	2,065,000	2,523,547

New Jersey – 0.98%

Garden State Preservation Trust
5.750%, 11/01/2028	965,000	1,198,658

New Jersey Economic
Development Authority
3.375%, 07/01/2030	1,000,000	1,064,307
5.500%, 01/01/2027	300,000	337,025

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2027	765,000	943,659

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027 (d)	2,210,000	2,071,321
0.000%, 12/15/2030 (d)	1,870,000	1,635,798

Tobacco Settlement Financing Corp.
5.000%, 06/01/2033	1,035,000	1,289,055
		8,539,823

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE

New Mexico – 0.08%

City of Santa Fe, NM
2.250%, 05/15/2024	$710,000	$711,801

New York – 5.81%

Build NYC Resource Corp.
4.000%, 06/15/2031	600,000	675,065
4.000%, 06/15/2041	1,350,000	1,508,623

City of New York, NY
5.000%, 12/01/2037	2,000,000	2,521,517

New York City Industrial
Development Agency
0.000%, 03/01/2031 (d)	2,520,000	2,149,953

New York City Transitional
Finance Authority Future
Tax Secured Revenue
5.000%, 08/01/2040	5,000,000	6,258,916

New York City Water
& Sewer System
5.000%, 06/15/2040	2,040,000	2,562,663
5.000%, 06/15/2050	3,260,000	4,186,142

New York State
Dormitory Authority
2.692%, 07/01/2035	1,000,000	1,007,655
2.742%, 07/01/2036	1,205,000	1,210,317
2.792%, 07/01/2037	1,200,000	1,198,228
2.842%, 07/01/2038	1,100,000	1,090,335
4.000%, 08/01/2043	4,700,000	5,418,470
5.000%, 03/15/2041	2,435,000	3,063,032

New York State Urban
Development Corp.
5.000%, 03/15/2044	5,615,000	7,190,510

New York Transportation
Development Corp.
5.000%, 12/01/2037	1,280,000	1,640,237

Port Authority of
New York & New Jersey
5.000%, 09/01/2032	1,525,000	1,716,122
5.000%, 10/15/2040	3,165,000	4,144,273
5.000%, 10/15/2041	2,500,000	3,263,823
		50,805,881
North Carolina – 0.77%

Durham Housing Authority
2.000%, 09/01/2024	1,000,000	1,001,095

North Carolina Medical
Care Commission
2.500%, 10/01/2024	740,000	744,815

University of North Carolina
at Chapel Hill
5.000%, 12/01/2038	1,500,000	2,035,772
5.000%, 12/01/2039	1,475,000	1,996,032
5.000%, 12/01/2040	700,000	944,943
		6,722,657
North Dakota – 0.63%

City of Larimore, ND
0.850%, 05/01/2024	2,000,000	2,001,945

City of Mandan, ND
2.750%, 09/01/2041	510,000	510,181

County of Burleigh, ND
2.750%, 02/01/2022	3,000,000	3,001,452
		5,513,578
Ohio – 3.99%

City of Columbus, OH
5.000%, 04/01/2040	3,000,000	3,943,349
5.000%, 04/01/2041	2,400,000	3,146,110

County of Cuyahoga, OH
5.500%, 02/15/2052	1,300,000	1,565,949

County of Hamilton, OH
3.374%, 06/01/2034	3,020,000	3,247,370

Franklin County Convention
Facilities Authority
5.000%, 12/01/2046	3,000,000	3,720,881

Licking Heights Local
School District
5.000%, 10/01/2042	1,000,000	1,213,170

Ohio Higher Educational
Facility Commission
3.750%, 12/01/2023	1,790,000	1,828,997

Ohio Water Development
Authority Water Pollution
Control Loan Fund
5.000%, 12/01/2050	4,285,000	5,480,824

State of Ohio
5.000%, 05/01/2040	5,275,000	7,022,372
5.000%, 01/01/2033	1,000,000	1,252,492
5.000%, 01/01/2037	500,000	666,177
5.000%, 01/01/2038	430,000	571,326
5.000%, 01/01/2039	920,000	1,218,839
		34,877,856
Oregon – 1.19%

Benton & Linn Counties Consolidated
School District No. 509J & 509A
5.000%, 06/15/2038	1,455,000	1,814,149

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Oregon – 1.19% (Cont.)

Clackamas County Hospital
Facility Authority
2.750%, 11/15/2025	$500,000	$501,762
5.375%, 11/15/2055	500,000	558,317

Hospital Facilities Authority
of Multnomah County Oregon
0.950%, 06/01/2027	1,000,000	1,000,121

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	492,235
5.000%, 08/15/2045	2,420,000	3,090,082

Port of Portland, OR
Airport Revenue
5.000%, 07/01/2042	2,485,000	2,947,444
		10,404,110
Pennsylvania – 2.33%

Commonwealth Financing Authority
5.000%, 06/01/2034	1,750,000	2,153,683
5.000%, 06/01/2035	730,000	896,852

Delaware Valley Regional
Finance Authority
0.944%, 09/01/2048	1,000,000	1,008,682

Geisinger Authority
5.000%, 04/01/2050	4,080,000	5,123,891

Hopewell Area School District
0.000%, 09/01/2026 (d)	900,000	850,293

Montour School District
5.000%, 04/01/2035	1,825,000	2,115,935

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	903,678

Pennsylvania Turnpike Commission
5.000%, 12/01/2045	2,500,000	3,223,171
6.000%, 12/01/2030	625,000	818,929
6.375%, 12/01/2038	2,000,000	2,650,677

Scranton School District
5.000%, 12/01/2035	500,000	607,666
		20,353,457
Puerto Rico – 1.56%

Children’s Trust Fund
5.375%, 05/15/2033	830,000	835,836

Commonwealth of Puerto Rico
3.650%, 07/01/2016 (e)	600,000	514,500
4.000%, 07/01/2021 (e)	1,820,000	1,583,400
4.400%, 07/01/2020 (e)	950,000	819,375

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	3,440,902	3,234,448

Puerto Rico Convention
Center District Authority
4.500%, 07/01/2036	1,900,000	1,938,482

Puerto Rico Highway &
Transportation Authority
5.850%, 03/01/2027	1,395,000	1,405,462

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2024 (d)	2,000,000	1,932,070
0.000%, 07/01/2029 (d)	1,589,000	1,397,475
		13,661,048
Rhode Island – 0.65%

City of Cranston, RI
5.000%, 08/01/2039	1,950,000	2,493,330

Rhode Island Student
Loan Authority
5.000%, 12/01/2023	905,000	996,363
5.000%, 12/01/2025	525,000	617,317
5.000%, 12/01/2030	1,175,000	1,520,182

Tobacco Settlement
Financing Corp.
2.250%, 06/01/2041	45,000	47,903
		5,675,095
South Carolina – 0.86%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	1,000,000	1,367,386

South Carolina Jobs-Economic
Development Authority
8.750%, 07/01/2025 (c)	1,000,000	1,012,122

University of South Carolina
5.000%, 05/01/2046	4,000,000	5,173,641
		7,553,149
Tennessee – 0.71%

Memphis-Shelby County
Airport Authority
5.000%, 07/01/2045	3,000,000	3,836,797

New Memphis Arena
Public Building Authority
0.000%, 04/01/2030 (d)	750,000	788,503
0.000%, 04/01/2031 (d)	1,500,000	1,600,018
		6,225,318
Texas – 8.28%

Alamo Regional Mobility Authority
5.000%, 06/15/2039	1,335,000	1,542,594

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Texas – 8.28% (Cont.)

Arlington Higher
Education Finance Corp.
5.000%, 02/15/2030	$1,000,000	$1,141,145
5.000%, 08/15/2033	610,000	805,117
5.000%, 08/15/2034	525,000	690,543

Bexar County Hospital District
5.000%, 02/15/2038	2,135,000	2,641,609

City of Fort Worth, TX
5.250%, 03/01/2036	1,800,000	2,024,041

City of Houston, TX
Combined Utility System Revenue
5.000%, 11/15/2042	2,000,000	2,461,310

City of San Antonio, TX
Electric & Gas Systems Revenue
5.000%, 02/01/2044	1,015,000	1,262,932

Clifton Higher
Education Finance Corp.
6.000%, 03/01/2029	2,915,000	3,252,093

Colony Economic
Development Corp.
7.250%, 10/01/2042	1,500,000	1,629,542

Colony Local Development Corp.
7.250%, 10/01/2033	700,000	762,272

County of Bexar, TX
5.000%, 06/15/2039	1,265,000	1,552,304

County of Fort Bend, TX
5.000%, 03/01/2041	1,500,000	1,939,454

County of Harris, TX
0.754%, 08/15/2035	1,020,000	1,009,775
5.000%, 08/15/2034	1,000,000	1,205,432

Dallas Area Rapid Transit
5.250%, 12/01/2031	800,000	1,118,894

El Paso Independent School District
5.000%, 08/15/2037	1,250,000	1,497,363

Grand Parkway Transportation Corp.
5.000%, 10/01/2038	2,000,000	2,497,972

Harris County Flood Control District
5.000%, 10/01/2046	7,000,000	8,973,138

Lower Colorado River Authority
5.000%, 05/15/2051	3,925,000	4,917,952

New Hope Cultural Education
Facilities Finance Corp.
10.000%, 12/01/2025 (c)(f)	1,000,000	1,077,823

North East Independent
School District
5.250%, 02/01/2030	1,025,000	1,382,016

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028 (c)	3,000,000	2,985,838

Pottsboro Higher
Education Finance Corp.
2.000%, 08/15/2040	775,000	780,406

San Antonio Water System
5.000%, 05/15/2050	3,010,000	3,812,440

State of Texas
4.000%, 08/01/2033	1,315,000	1,676,367
4.000%, 08/01/2034	1,350,000	1,731,732
5.500%, 08/01/2033	1,000,000	1,233,612

Tarrant County Cultural Education
Facilities Finance Corp.
3.000%, 11/15/2026	1,000,000	1,011,561
5.000%, 07/01/2036	1,500,000	1,865,745
5.250%, 11/15/2025	2,070,000	2,080,473

Texas Municipal Gas
Acquisition & Supply Corp. I
6.250%, 12/15/2026	1,735,000	2,035,302

Texas Municipal Gas
Acquisition & Supply Corp. III
5.000%, 12/15/2032	2,175,000	2,952,594

Texas Public Finance Authority
8.250%, 07/01/2024	1,500,000	1,514,197

University of Texas System
5.000%, 08/15/2039	2,645,000	3,385,431
		72,451,019
Utah – 2.56%

County of Utah, UT
5.000%, 05/15/2041	1,500,000	1,765,074

Salt Lake City Corp.
Airport Revenue
5.000%, 07/01/2042	3,000,000	3,612,335
5.000%, 07/01/2043	1,000,000	1,220,921
5.000%, 07/01/2046	6,865,000	8,754,152

University of Utah
5.000%, 08/01/2040	1,560,000	2,035,945

Utah Associated
Municipal Power Systems
5.000%, 09/01/2037	2,030,000	2,458,749

Utah Charter School
Finance Authority
5.000%, 10/15/2035	1,500,000	1,715,563
5.000%, 04/15/2039	700,000	845,756
		22,408,495

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Virginia – 0.33%

Arlington County Industrial
Development Authority
5.000%, 07/01/2037	$500,000	$649,108

County of Botetourt, VA
6.000%, 07/01/2044	2,000,000	2,236,626
		2,885,734
Washington – 3.19%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2026 (d)	450,000	434,477

City of Bellingham, WA
Water & Sewer Revenue
5.000%, 08/01/2039	1,100,000	1,470,695
5.000%, 08/01/2041	1,225,000	1,629,134

City of Seattle, WA
Municipal Light & Power Revenue
5.000%, 04/01/2042	3,000,000	3,789,464

Energy Northwest
5.000%, 07/01/2041	5,000,000	6,566,881

Port of Seattle, WA
5.000%, 04/01/2034	1,500,000	1,687,313

Spokane County
School District No. 81
5.000%, 12/01/2036	2,000,000	2,562,685

State of Washington
5.000%, 02/01/2043	5,000,000	6,164,118

Washington Health Care
Facilities Authority
5.000%, 10/01/2038	1,555,000	1,773,397

Washington State Housing
Finance Commission
2.375%, 01/01/2026 (c)	1,250,000	1,251,292
5.000%, 01/01/2055 (c)	500,000	564,914
		27,894,370
West Virginia – 0.90%

Roane County Building Commission
2.550%, 11/01/2021	2,000,000	2,002,853

State of West Virginia
5.000%, 06/01/2041	2,510,000	3,183,702
5.000%, 12/01/2043	2,110,000	2,664,834
		7,851,389
Wisconsin – 1.18%

County of Milwaukee, WI
Airport Revenue
5.000%, 12/01/2028	1,000,000	1,205,306

Plateville Redevelopment Authority
5.000%, 07/01/2022	170,000	176,244

Public Finance Authority
5.000%, 10/01/2044	1,000,000	1,223,776
5.000%, 07/01/2038	2,000,000	2,489,361
5.250%, 05/15/2037 (c)	510,000	564,366
9.000%, 06/01/2029 (c)(f)	2,000,000	2,001,910

Wisconsin Center District
0.000%, 12/15/2027 (d)	410,000	382,116
0.000%, 12/15/2028 (d)	255,000	232,515
0.000%, 12/15/2029 (d)	260,000	231,389
0.000%, 12/15/2030 (d)	460,000	399,064

Wisconsin Health &
Educational Facilities Authority
5.000%, 08/15/2034	1,180,000	1,455,656
		10,361,703
TOTAL MUNICIPAL BONDS
(Cost $780,113,359)		818,244,474

CORPORATE BONDS – 0.54%

Administrative and Support Services – 0.42%
Wildflower Improvement Association
6.625%, 03/01/2031 (c)(f)	3,679,178	3,682,471

Educational Services – 0.12%
Austin Achieve Public Schools, Inc.
5.750%, 06/15/2026	1,000,000	1,001,250
TOTAL CORPORATE BONDS
(Cost $4,606,959)		4,683,721

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS – 3.55%
First American Government
Obligations Fund –
Class X, 0.026% (g)	$31,036,016	$31,036,016
TOTAL SHORT-TERM
INVESTMENTS
(Cost $31,036,016)		31,036,016

Total Investments
(Cost $842,157,338) – 100.73%		881,098,888

Liabilities in Excess
of Other Assets – (0.73)%		(6,355,516)

TOTAL NET ASSETS – 100.00%		$874,743,372

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2021. The coupon is based on an underlying pool of loans.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Default or other conditions exist at August 31, 2021.
(f)	Represents an illiquid security. The total market value of these securities were $10,944,255, representing 1.25% of net assets as of August 31, 2021.
(g)	Seven day yield at August 31, 2021.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
COLLATERALIZED LOAN
OBLIGATIONS – 14.62%

Apidos CLO XII
2013-12A, 5.526% (3 Month LIBOR USD + 5.400%),

04/15/2031 (a)(b)(c)	$350,000	$322,037

Goldentree Loan Management
US CLO 2 Ltd.
2017-2A, 4.834% (3 Month LIBOR USD + 4.700%),

11/28/2030 (a)(b)(c)	400,000	378,783

Goldentree Loan Management
US CLO 4 Ltd.
2019-4A, 4.875% (3 Month LIBOR USD + 4.750%),

04/24/2031 (a)(b)(c)	350,000	334,235

LCM XVIII LP
18A, 6.084% (3 Month LIBOR USD + 5.950%),

04/20/2031 (a)(b)(c)	400,000	367,383

Magnetite XXVIII Ltd.
2020-28A, 7.205% (3 Month LIBOR USD + 7.080%),

10/25/2031 (a)(b)(c)	250,000	250,745

Neuberger Berman CLO Ltd.
2019-34A, 4.334% (3 Month LIBOR USD + 4.200%),

01/20/2033 (a)(b)(c)	250,000	251,177
TOTAL COLLATERALIZED
LOAN OBLIGATIONS
(Cost $1,919,857)		1,904,360

CORPORATE BONDS – 32.20%

Administrative and
Support Services – 7.09%

ADT Security Corp.
4.125%, 08/01/2029 (a)	350,000	349,104

ERAC USA Finance, LLC
7.000%, 10/15/2037 (a)	210,000	317,578

MSCI, Inc.
3.250%, 08/15/2033 (a)	250,000	257,013

Construction of Buildings – 1.93%

LGI Homes, Inc.
4.000%, 07/15/2029 (a)	250,000	250,908

Credit Intermediation and
Related Activities – 14.51%

CIT Group, Inc.
4.125% (5 Year CMT
Rate + 2.372%), 11/13/2029 (d)	250,000	257,833

Compeer Financial FLCA
3.375% to 06/01/2031 then
SOFR + 1.965%, 06/01/2036 (a)(b)(d)
	250,000	256,196

Heartland Financial USA, Inc.
2.750%, 09/15/2031	325,000	325,000

OneMain Finance Corp.
5.375%, 11/15/2029	350,000	381,890

Texas Capital Bancshares, Inc.
4.000% (5 Year CMT
Rate + 3.150%), 05/06/2031 (d)	400,000	417,890

WSFS Financial Corp.
2.750% to 12/15/2025 then
SOFR + 2.485%, 12/15/2030 (b)(d)	250,000	250,626

Paper Manufacturing – 2.49%

Graphic Packaging International LLC
4.750%, 07/15/2027 (a)	300,000	324,500

Primary Metal Manufacturing – 2.35%

Howmet Aerospace, Inc.
3.000%, 01/15/2029	300,000	306,146

Repair and Maintenance – 1.91%

Allison Transmission, Inc.
3.750%, 01/30/2031 (a)	250,000	249,339

Wood Product Manufacturing – 1.92%

Masonite International Corp.
3.500%, 02/15/2030 (a)(c)	250,000	250,211
TOTAL CORPORATE BONDS
(Cost $4,144,457)		4,194,234

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED
SECURITIES – 16.14%

Alternative Loan Trust
2006-J5, 6.500%, 09/25/2036	271,296	210,765
2006-31CB, 6.000%, 11/25/2036	238,728	184,939

CHL Mortgage Pass-Through Trust
2006-17, 6.000%
(1 Month LIBOR USD + 0.550%),
12/25/2036 (b)	399,014	249,338
2007-HY5, 2.979%, 09/25/2037 (d)	287,788	281,787

Citicorp Mortgage Securities Trust
2006-3, 6.000%, 06/25/2036	322,631	324,575

Credit Suisse First Boston
Mortgage Securities Corp.
2005-11, 5.500%, 12/25/2035	434,548	313,146

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.750%, 02/25/2036	280,357	184,954

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2021

	PRINCIPAL
	AMOUNT	VALUE
Volt LLC
2021-NPL4, 4.949%,
03/27/2051 (a)(e)	$350,000	$352,334
TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $2,207,746)		2,101,838

NON-AGENCY COMMERCIAL
MORTGAGE BACKED
SECURITIES – 12.49%

Benchmark Mortgage Trust
2021-B26, 1.481%, 06/15/2054 (f)	2,300,000	274,105
2021-B27, 1.604%, 07/15/2054 (f)	2,500,000	327,738

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%, 11/05/2034 (a)	298,000	297,829

Morgan Stanley Bank of
America Merrill Lynch Trust
2017-C34, 4.318%, 11/15/2052 (d)	310,000	333,860

Wells Fargo Commercial
Mortgage Trust
2021-C59, 1.583%, 04/15/2054 (f)	3,250,000	393,679
TOTAL NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $1,638,533)		1,627,211

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 2.10%

Freddie Mac Multifamily Structured
Pass Through Certificates
K130, 1.321%, 07/25/2031 (d)(f)	2,500,000	273,889
TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $275,431)		273,889

MUNICIPAL BONDS – 20.85%

California – 9.57%

California Public Finance Authority
2.875%, 05/15/2027 (a)	300,000	302,445

City of Santa Ana, CA
1.869%, 08/01/2029	300,000	301,098

Newport Mesa Unified School District
6.300%, 08/01/2042	200,000	287,264

University of California
5.500%, 05/15/2058	280,000	355,445
		1,246,252
Florida – 2.11%

Florida Development Finance Corp.
7.375%, 01/01/2049 (a)	250,000	274,880

Kansas – 1.92%

Kansas Development
Finance Authority
2.774%, 05/01/2051	250,000	249,621

New Hampshire – 2.00%

New Hampshire Business
Finance Authority
3.278%, 10/01/2037	250,000	261,045

Puerto Rico – 1.86%

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	257,898	242,424

Texas – 1.47%

Clifton Higher Education
Finance Corp.
6.125%, 08/15/2048	165,000	191,629

Wisconsin – 1.92%

Public Finance Authority
9.000%, 06/01/2029 (a)(g)	250,000	250,121
TOTAL MUNICIPAL BONDS
(Cost $2,623,865)		2,715,972

SHORT-TERM INVESTMENTS – 9.54%
First American Government
Obligations Fund –
Class X, 0.026% (h)	1,242,150	1,242,150
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,242,150)		1,242,150

Total Investments
(Cost $14,052,039) – 107.94%		14,059,654

Liabilities in Excess
of Other Assets – (7.94)%		(1,034,556)

TOTAL NET ASSETS – 100.00%		$13,025,098

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2021.
(c)	Foreign issued security.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2021. The coupon is based on an underlying pool of loans.
(e)	Step-up bond; the rate shown represents the rate at August 31, 2021.
(f)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(g)	Represents an illiquid security. The total market value of these securities were $250,121, representing 1.92% of net assets as of August 31, 2021.
(h)	Seven day yield at August 31, 2021.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Investment Income
Interest income	$219,320,492	$17,324,110	$471,926
Dividend income	307,500	—	—
Total Investment Income	219,627,992	17,324,110	471,926

Expenses
Advisory fees	31,799,241	2,880,562	55,519
Transfer agent fees and expenses	5,317,320	97,413	14,770
Administration and accounting fees	2,021,110	296,278	20,356
Federal and state registration fees	400,324	103,320	18,879
Distribution fees – Class C	333,849	—	—
Reports to shareholders	290,203	30,009	4,076
Custody fees	223,629	29,250	3,916
Service fees – Class C	111,283	—	—
Distribution fees – Class A	71,705	132,423	—
Audit and tax fees	57,997	23,497	21,506
Legal fees	30,232	16,446	10,573
Insurance expense	29,623	5,888	—
Chief Compliance Officer fees	11,951	11,943	7,776
Trustees’ fees	11,403	11,652	9,293
Other expenses	27,291	6,375	4,830
Total Expenses	40,737,161	3,645,056	171,494
Expense Recoupment (Reimbursement) by Adviser	—	121,011	(102,789)
Net Expenses	40,737,161	3,766,067	68,705

Net Investment Income	178,890,831	13,558,043	403,221

Realized and Unrealized Gain on Investments
Net realized gain from:
Investments	25,835,812	2,284,058	50,384
Change in net unrealized appreciation from investments	29,142,563	13,396,446	7,615
Net Realized and Unrealized Gain on Investments	54,978,375	15,680,504	57,999

Net Increase in Net Assets from Operations	$233,869,206	$29,238,547	$461,220

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
From Operations
Net investment income	$178,890,831	$126,837,829
Net realized gain from investments	25,835,812	26,162,240
Change in net unrealized appreciation (depreciation)
from investments	29,142,563	(45,923,317)
Net increase in net assets from operations	233,869,206	107,076,752

From Distributions
Net dividends and distributions – Institutional Class	(185,602,038)	(132,715,402)
Net dividends and distributions – Class A	(952,554)	(497,322)
Net dividends and distributions – Class C	(1,139,603)	(569,023)
Net decrease in net assets resulting from distributions paid	(187,694,195)	(133,781,747)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	3,055,779,908	2,580,483,461
Proceeds from shares sold – Class A	24,607,234	15,532,602
Proceeds from shares sold – Class C	32,976,293	27,305,799
Shares issued in reinvestment of distributions declared –
Institutional Class	162,114,245	115,021,443
Shares issued in reinvestment of distributions declared – Class A	949,912	496,327
Shares issued in reinvestment of distributions declared – Class C	1,137,047	567,729
Cost for shares redeemed – Institutional Class(1)	(1,200,615,875)	(1,240,857,177)
Cost for shares redeemed – Class A(2)(4)	(12,222,134)	(4,204,348)
Cost for shares redeemed – Class C(3)(4)	(9,003,791)	(4,136,232)
Net increase in net assets from capital share transactions	2,055,722,839	1,490,209,604

Total Increase in Net Assets	2,101,897,850	1,463,504,609

Net Assets
Beginning of year	4,315,326,547	2,851,821,938
End of year	$6,417,224,397	$4,315,326,547

(1)	Net of redemption fees of $0 and $62,120 for the year ended August 31, 2021 and the year ended August 31, 2020, respectively.
(2)	Net of redemption fees of $0 and $2 for the year ended August 31, 2021 and the year ended August 31, 2020, respectively.
(3)	Net of redemption fees of $0 and $1,762 for the year ended August 31, 2021 and the year ended August 31, 2020, respectively.
(4)	Redemption fees were eliminated effective December 29, 2019.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
From Operations
Net investment income	$13,558,043	$8,723,181
Net realized gain from investments	2,284,058	2,165,298
Change in net unrealized appreciation from investments	13,396,446	3,793,873
Net increase in net assets from operations	29,238,547	14,682,352

From Distributions
Net dividends and distributions – Institutional Class	(15,224,038)	(11,026,481)
Return of capital – Institutional Class	(2,045,478)	—
Net dividends and distributions – Class A	(1,101,862)	(681,426)
Return of capital – Class A	(146,419)	—
Net decrease in net assets resulting from distributions paid	(18,517,797)	(11,707,907)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	412,357,191	278,193,988
Proceeds from shares sold – Class A	31,022,237	24,240,584
Shares issued in reinvestment of distributions declared –
Institutional Class	15,363,740	9,596,365
Shares issued in reinvestment of distributions declared – Class A	1,152,135	559,195
Cost for shares redeemed – Institutional Class(1)(3)	(118,952,857)	(97,985,777)
Cost for shares redeemed – Class A(2)(3)	(19,646,947)	(4,376,101)
Net increase in net assets from capital share transactions	321,295,499	210,228,254

Total Increase in Net Assets	332,016,249	213,202,699

Net Assets
Beginning of year	542,727,123	329,524,424
End of year	$874,743,372	$542,727,123

(1)	Net of redemption fees of $0 and $1,093 for the year ended August 31, 2021 and the year ended August 31, 2020, respectively.
(2)	Net of redemption fees of $0 and $462 for the year ended August 31, 2021 and the year ended August 31, 2020, respectively.
(3)	Redemption fees were eliminated effective December 29, 2019.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENT OF CHANGES IN NET ASSETS
Performance Trust Credit Fund

Year Ended
August 31, 2021(1)
From Operations
Net investment income	$403,221
Net realized gain from investments	50,384
Change in net unrealized appreciation from investments	7,615
Net increase in net assets from operations	461,220

From Distributions
Net dividends and distributions – Institutional Class	(360,597)
Net decrease in net assets resulting from distributions paid	(360,597)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	12,771,622
Shares issued in reinvestment of distributions declared – Institutional Class	355,596
Cost for shares redeemed – Institutional Class	(202,743)
Net increase in net assets from capital share transactions	12,924,475

Total Increase in Net Assets	13,025,098

Net Assets
Beginning of period	—
End of period	$13,025,098

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Institutional Class Shares

Net Asset Value, Beginning of Year	$22.99	$23.22	$22.21	$22.84	$22.98

Income (loss) from investment operations:
Net investment income(1)	0.78	0.82	0.83	0.94	1.09
Net realized and unrealized
gain (loss) on investments(2)	0.23	(0.18)	1.07	(0.50)	0.05
Total from investment operations	1.01	0.64	1.90	0.44	1.14

Less distributions paid:
From net investment income	(0.83)	(0.87)	(0.89)	(1.07)	(1.28)
From net realized gain on investments	—	—	—	—	—
Total distributions paid	(0.83)	(0.87)	(0.89)	(1.07)	(1.28)

Paid-in capital from
redemption fees (Note 2)	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value, End of Year	$23.17	$22.99	$23.22	$22.21	$22.84

Total Return	4.49%	2.87%	8.79%	2.00%	5.20%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$6,327,797	$4,264,846	$2,836,855	$1,559,737	$1,057,374

Ratio of expenses to average net assets	0.76%	0.78%	0.80%	0.81%	0.76%

Ratio of net investment income
to average net assets	3.39%	3.64%	3.68%	4.19%	4.83%

Portfolio turnover rate	30.80%	41.75%	40.59%	37.99%	78.53%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2021	2020	2019(1)
Class A Shares

Net Asset Value, Beginning of Year/Period	$22.99	$23.23	$22.13

Income from investment operations:
Net investment income(2)	0.72	0.76	0.58
Net realized and unrealized gain (loss) on investments(3)	0.24	(0.18)	1.08
Total from investment operations	0.96	0.58	1.66

Less distributions paid:
From net investment income	(0.77)	(0.82)	(0.57)
From net realized gain on investments	—	—	—
Total distributions paid	(0.77)	(0.82)	(0.57)

Paid-in capital from redemption fees (Note 2)	—	0.00 (4)	0.01

Net Asset Value, End of Year/Period	$23.18	$22.99	$23.23

Total Return(5)(6)	4.28%	2.60%	7.67%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$32,802	$19,297	$7,549

Ratio of expenses to average net assets(7)	1.01%	1.03%	1.05%

Ratio of net investment income to average net assets(7)	3.12%	3.40%	3.80%

Portfolio turnover rate(8)	30.80%	41.75%	40.59%

(1)	The Class A shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect sales charge.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2021	2020	2019(1)
Class C Shares

Net Asset Value, Beginning of Year/Period	$22.92	$23.18	$22.13

Income (loss) from investment operations:
Net investment income(2)	0.55	0.59	0.46
Net realized and unrealized gain (loss) on investments(3)	0.24	(0.18)	1.09
Total from investment operations	0.79	0.41	1.55

Less distributions paid:
From net investment income	(0.61)	(0.67)	(0.50)
From net realized gain on investments	—	—	—
Total distributions paid	(0.61)	(0.67)	(0.50)

Paid-in capital from redemption fees (Note 2)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year/Period	$23.10	$22.92	$23.18

Total Return(5)	3.49%	1.83%	7.10%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$56,625	$31,184	$7,418

Ratio of expenses to average net assets(6)	1.76%	1.78%	1.80%

Ratio of net investment income to average net assets(6)	2.37%	2.66%	3.04%

Portfolio turnover rate(7)	30.80%	41.75%	40.59%

(1)	The Class C shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than 0.5 cent per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Institutional Class Shares

Net Asset Value, Beginning of Year	$25.52	$25.49	$23.79	$24.34	$24.87

Income (loss) from investment operations:
Net investment income(1)	0.49	0.54	0.72	0.67	0.62
Net realized and unrealized
gain (loss) on investments	0.61	0.22	1.69	(0.55)	(0.53)
Total from investment operations	1.10	0.76	2.41	0.12	0.09

Less distributions paid:
From net investment income	(0.58)	(0.66)	(0.71)	(0.67)	(0.61)
From return of capital	(0.06)	—	—	—	—
From net realized gain on investments	(0.04)	(0.07)	—	—	(0.01)
Total distributions paid	(0.68)	(0.73)	(0.71)	(0.67)	(0.62)

Paid-in capital from
redemption fees (Note 2)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$25.94	$25.52	$25.49	$23.79	$24.34

Total Return	4.35%	3.07%	10.31%	0.46%	0.50%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$818,825	$500,176	$307,384	$208,325	$172,201

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.49%	0.53%	0.57%	0.60%	0.66%
After waiver, expense
reimbursements and recoupments	0.50%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	1.92%	2.19%	2.94%	2.76%	2.50%
After waiver, expense
reimbursements and recoupments	1.91%	2.17%	2.96%	2.81%	2.61%

Portfolio turnover rate	15.91%	27.12%	35.29%	28.49%	42.53%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Class A Shares

Net Asset Value, Beginning of Year	$25.54	$25.51	$23.81	$24.36	$24.91

Income (loss) from investment operations:
Net investment income(1)	0.42	0.48	0.66	0.61	0.56
Net realized and unrealized
gain (loss) on investments	0.61	0.22	1.69	(0.55)	(0.53)
Total from investment operations	1.03	0.70	2.35	0.06	0.03

Less distributions paid:
From net investment income	(0.50)	(0.60)	(0.65)	(0.61)	(0.57)
From return of capital	(0.07)	—	—	—	—
From net realized gain on investments	(0.04)	(0.07)	—	—	(0.01)
Total distributions paid	(0.61)	(0.67)	(0.65)	(0.61)	(0.58)

Paid-in capital from
redemption fees (Note 2)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$25.96	$25.54	$25.51	$23.81	$24.36

Total Return(3)	4.09%	2.83%	10.02%	0.25%	0.24%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$55,918	$42,552	$22,141	$22,807	$25,495

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.74%	0.78%	0.82%	0.85%	0.80%
After waiver, expense
reimbursements and recoupments	0.77%	0.80%	0.80%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	1.67%	1.93%	2.69%	2.50%	2.34%
After waiver, expense
reimbursements and recoupments	1.64%	1.91%	2.71%	2.55%	2.34%

Portfolio turnover rate	15.91%	27.12%	35.29%	28.49%	42.53%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)	Based on net asset value, which does not reflect sales charge.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

Period Ended
August 31, 2021(1)
Institutional Class Shares

Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.39
Net realized and unrealized gain on investments(3)	0.01
Total from investment operations	0.40

Less distributions paid:
From net investment income	(0.33)
From net realized gain on investments	—
Total distributions paid	(0.33)

Paid-in capital from redemption fees (Note 2)	—

Net Asset Value, End of Period	$10.07

Total Return(4)	4.06%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$13,025

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	2.47%
After waiver and expense reimbursement(5)	0.99%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	4.34%
After waiver and expense reimbursement(5)	5.82%

Portfolio turnover rate(4)	109.25%

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2021

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), and the Performance Trust Credit Fund (the “Credit Fund”), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The investment objective of the Credit Fund is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Institutional Class shares of the Strategic Bond Fund commenced investment operations on September 1, 2010. The Class A and Class C shares of the Strategic Bond Fund commenced investment operations on January 2, 2019. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional Class and Class A shares, respectively. The Institutional Class shares of the Credit Fund commenced investment operations on January 4, 2021. Effective January 2, 2019, the Retail Class shares of the Municipal Bond Fund were redesignated as Class A shares. Class A shares are subject to an initial maximum sales charge of 2.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ current prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Class C shares are subject to a 1.00% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value, discussed below.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2021

prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

» Level 1:	Quoted prices in active markets for identical securities.
» Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
» Level 3:	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2021:

Performance Trust Strategic Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$30,086,398	$—	$30,086,398
Collateralized
Loan
Obligations	—	624,463,490	—	624,463,490
Corporate
Bonds	—	1,084,663,062	—	1,084,663,062
Non –
Agency
Residential
Mortgage
Backed
Securities	—	760,484,939	—	760,484,939
Non –
Agency
Commercial
Mortgage
Backed
Securities	—	981,152,397	—	981,152,397
Agency
Commercial
Mortgage
Backed
Securities	—	420,404,387	—	420,404,387
Municipal
Bonds	—	2,082,759,561	—	2,082,759,561
Government
Security &
Agency
Issues	—	4,906,988	—	4,906,988
US
Government
Notes/Bonds	—	207,938,477	—	207,938,477
Total Fixed
Income:	—	6,196,859,699	—	6,196,859,699
Equity:
Closed-End
Mutual Funds	789,346	—	—	789,346
Total Equity:	789,346	—	—	789,346
Short-Term
Investments	220,135,143	—	—	220,135,143
Total
Short-Term
Investments	220,135,143	—	—	220,135,143
Total
Investments
in Securities	$220,924,489	$6,196,859,699	$—	$6,417,784,188

Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Agency
Commercial
Mortgage
Backed
Securities	$—	$20,200,490	$—	$20,200,490
Non –
Agency
Commercial
Mortgage
Backed
Securities	—	6,934,187	—	6,934,187
Municipal
Bonds	—	818,244,474	—	818,244,474
Corporate
Bonds	—	4,683,721	—	4,683,721
Total Fixed
Income:	—	850,062,872	—	850,062,872
Short-Term
Investments	31,036,016	—	—	31,036,016
Total
Short-Term
Investments	31,036,016	—	—	31,036,016
Total
Investments
in Securities	$31,036,016	$850,062,872	$—	$881,098,888

Performance Trust Credit Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Collateralized
Loan
Obligations	$—	$1,904,360	$—	$1,904,360
Corporate
Bonds	—	4,194,234	—	4,194,234
Non –
Agency
Residential
Mortgage
Backed
Securities	—	2,101,838	—	2,101,838
Non –
Agency
Commercial
Mortgage
Backed
Securities	—	1,627,211	—	1,627,211
Agency
Commercial
Mortgage
Backed
Securities	—	273,889	—	273,889
Municipal
Bonds	—	2,715,972	—	2,715,972
Total Fixed
Income:	—	12,817,504	—	12,817,504
Short-Term
Investments	1,242,150	—	—	1,242,150
Total
Short-Term
Investments	1,242,150	—	—	1,242,150
Total
Investments
in Securities	$1,242,150	$12,817,504	$—	$14,059,654

The Funds did not hold any Level 3 securities during the year ended August 31, 2021.

The Funds did not hold any financial derivative instruments during the year ended August 31, 2021.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2021

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2021, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2021, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2018.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Strategic Bond Fund and the Municipal Bond Fund charged a 2.00% redemption fee on shares redeemed within sixty days of purchase through December 28, 2019. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Effective December 29, 2019, the Strategic Bond Fund and the Municipal Bond Fund eliminated the redemption fees.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Class A shares of the Strategic Bond Fund and the Municipal Bond Fund and 0.75% of average daily net assets of the Class C shares of the Strategic Bond Fund. Shareholder servicing fees are expensed at 0.25% of average daily net assets of Class C shares of the Strategic Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Ordinary Income	$187,694,195	$133,781,747
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—
Return of Capital	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Ordinary Income	$3,035,732	$1,467,792
Tax-Exempt Income	11,352,033	7,749,897
Long-Term Capital Gain	1,938,135	2,490,218
Return of Capital	2,191,897	—

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2021

PERFORMANCE TRUST CREDIT FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020

Ordinary Income	$360,597	N/A
Tax-Exempt Income	—	N/A
Long-Term Capital Gain	—	N/A
Return of Capital	—	N/A

As of August 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$6,336,655,473
Gross tax unrealized appreciation	$190,168,950
Gross tax unrealized depreciation	(109,040,235)
Net tax unrealized appreciation	81,128,715
Undistributed ordinary income	6,045,973
Undistributed long-term capital gain	14,023,723
Total distributable earnings	20,069,696
Other accumulated losses	—
Total accumulated gains	$101,198,411

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$842,317,436
Gross tax unrealized appreciation	$40,639,431
Gross tax unrealized depreciation	(1,857,979)
Net tax unrealized appreciation	38,781,452
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(197,852)
Total accumulated gains	$38,583,600

PERFORMANCE TRUST CREDIT BOND FUND
Cost basis of investments for federal
income tax purposes	$1,405,209
Gross tax unrealized appreciation	$158,043
Gross tax unrealized depreciation	(150,428)
Net tax unrealized appreciation	7,615
Undistributed ordinary income	93,008
Undistributed long-term capital gain	—
Total distributable earnings	93,008
Other accumulated losses	—
Total accumulated gains	$100,623

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments and non-REIT return of capital.

During the year ended August 31, 2021, short-term capital loss carryovers of $1,195,149 were utilized by the Strategic Bond Fund.

At August 31, 2021, the Municipal Bond Fund deferred, on tax basis, post October losses of $197,852.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to equalization and book versus tax treatment of callable bonds and have no effect on net assets or NAV per share. For the year ended August 31, 2021, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
Total
distributable
earnings	$(1,074,033)	$—	$—
Paid-in capital	$1,074,033	$—	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund, 0.40% for the Municipal Bond Fund, and 0.80% for the Credit Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95%, 0.55%, and 0.99% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund, Municipal Bond Fund, and Credit Fund, respectively.  The operating expense limitation agreement is in place at least through December 29, 2022 for the Strategic Bond Fund and Municipal Bond Fund and at least through December 31, 2023 for the Credit Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.  During the year ended August 31, 2021, expenses of $106,082 for the Municipal Bond Fund – Institutional Class, and $14,929 for the Municipal Bond Fund – Class A were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
August 31, 2022	$—	$—	$—
August 31, 2023	$—	$—	$—
August 31, 2024	$—	$—	$102,789

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Strategic Bond Fund and the Municipal Bond Fund, which authorize the Funds to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class A shares and 0.75% of the Strategic Bond Fund’s average daily net assets for Class C shares, for services to prospective Fund shareholders and distribution of Fund

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2021

shares, and 0.25% of the Strategic Bond Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended August 31, 2021, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

		Shareholder
	12b-1 Fees	Servicing Fees
Strategic Bond Fund
Class A	$71,705	N/A
Class C	$333,849	$111,283

Municipal Bond Fund
Class A	$132,423	N/A

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2021, and owed as of August 31, 2021, are as follows:

Administration
and Accounting	Incurred		Owed
Strategic Bond Fund	$2,021,110		$403,793
Municipal Bond Fund	296,278		60,209
Credit Fund	20,356		6,106

Transfer Agency	Incurred		Owed
Strategic Bond Fund	$686,541	(1)	$124,092	(1)
Municipal Bond Fund	97,413		17,805
Credit Fund	14,770		5,468

(1)	This amount does not include sub-transfer agency fees.

Custody	Incurred	Owed
Strategic Bond Fund	$223,629	$46,967
Municipal Bond Fund	29,250	6,177
Credit Fund	3,916	898

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2021, and owed as of August 31, 2021, are as follows:

	Incurred	Owed
Strategic Bond Fund	$11,951	$1,948
Municipal Bond Fund	11,943	1,947
Credit Fund	7,776	1,943

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Shares sold	132,683,016	113,345,172
Shares issued
to holders in
reinvestment
of distributions	7,046,695	5,056,706
Shares redeemed	(52,194,718)	(55,046,841)
Net increase	87,534,993	63,355,037

STRATEGIC BOND FUND – CLASS A
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Shares sold	1,066,414	679,853
Shares issued
to holders in
reinvestment
of distributions	41,290	21,810
Shares redeemed	(531,640)	(187,271)
Net increase	576,064	514,392

STRATEGIC BOND FUND – CLASS C
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Shares sold	1,434,889	1,198,075
Shares issued
to holders in
reinvestment
of distributions	49,565	25,044
Shares redeemed	(393,333)	(182,534)
Net increase	1,091,121	1,040,585

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Shares sold	15,992,833	11,051,620
Shares issued
to holders in
reinvestment
of distributions	595,759	381,522
Shares redeemed	(4,622,606)	(3,896,268)
Net increase	11,965,986	7,536,874

MUNICIPAL BOND FUND – CLASS A
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2021	AUGUST 31, 2020
Shares sold	1,203,433	949,290
Shares issued
to holders in
reinvestment
of distributions	44,651	22,196
Shares redeemed	(759,937)	(173,609)
Net increase	488,147	797,877

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2021

CREDIT FUND – INSTITUTIONAL CLASS
PERIOD ENDED
AUGUST 31, 2021(1)
Shares sold	1,277,485
Shares issued
to holders in
reinvestment
of distributions	35,675
Shares redeemed	(20,093)
Net increase	1,293,067

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2021, are summarized below.

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND(1)
Purchases
U.S. Government	$462,874,742	$—	$3,978,272
Other	3,098,204,948	422,653,971	20,379,095
Sales
U.S. Government	$78,542,654	$—	$3,597,113
Other	1,497,213,382	110,135,832	8,001,705

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2021, Morgan Stanley Smith Barney, LLC and Raymond James for the benefit of its customers, held 37.72% and 30.85%, respectively, of the Strategic Bond Fund’s outstanding Class A shares. At August 31, 2021, Morgan Stanley Smith Barney, LLC and Raymond James for the benefit of its customers, held 41.26% and 37.85%, respectively, of the Strategic Bond Fund’s outstanding Class C shares. At August 31, 2021, Charles Schwab & Company, Inc., for the benefit of its customers, held 26.64% of the Strategic Bond Fund’s outstanding Institutional Class shares. At August 31, 2021, Charles Schwab & Company, Inc., for the benefit of its customers, held 25.97% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2021, Charles Schwab & Company, Inc. for the benefit of its customers, held 63.33% of the Municipal Bond Fund’s outstanding Class A shares. At August 31, 2021, Byline Bank, for the benefit of its customers, held 65.20% respectively, of the Credit Fund’s outstanding Institutional Class shares.

10.	Line of Credit

At August 31, 2021, the Strategic Bond Fund had an unsecured line of credit with a maximum borrowing equal to the lesser of $250,000,000, 20% gross market value of the Fund; or 33.33% of gross market value of the unencumbered assets of the Fund. The Municipal Bond Fund had an unsecured line of credit with a maximum borrowing equal to the lesser of $35,000,000 or 33.33% of the gross market value of the unencumbered assets of the Fund. The Credit Fund has a secure line of credit with a maximum borrowing equal to the lesser of $1,000,000 or 20% of gross market value of unencumbers assets of the Fund. Each of these lines of credit mature on August 6, 2022. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest will be accrued at the prime rate (3.25% as of August 31, 2021). The Funds did not utilize their lines of credit during the year ended August 31, 2021. The Funds did not have any outstanding balances on the lines of credit at August 31, 2021.

11.	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.  Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

12.	LIBOR

The London Interbank Offered Rate (“LIBOR”) is an interest-rate average calculated from estimates submitted by the leading banks in London. LIBOR represents the rate which banks may obtain short-term borrowings from each other. It is the primary interest rate benchmark for short-term interest rates around the world. The regulator of the LIBOR administrator who publishes the rate has announced that, after the end of 2021, it would no longer require contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2021

an appropriate reference rate upon which to determine the interest rate on certain investments of the Funds. The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to alternative interest rate benchmarks will not be orderly, will occur over various time periods or will have unintended consequences.

13.	Subsequent Events

On June 30, 2021, Foreside Financial Group, LLC (“FFG”), the parent company of Foreside Fund Services, LLC (“Foreside”), the Funds’ distributor, and Lovell Minnick Partners, LLC (“LMP”) entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in FFG, and LMP will exit its investment in FFG. The transaction closed September 30, 2021. The Board has approved Foreside to remain the Funds’ distributor after the close of the transaction.

On September 15, 2021, the Funds declared and paid distributions from ordinary income to shareholders of record as of September 14, 2021, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$15,088,557
Class A	$70,059
Class C	$90,019
Municipal Bond Fund
Institutional Class	$836,700
Class A	$46,476
Credit Fund
Institutional Class	$27,029

On October 15, 2021, the Funds declared and paid distributions from ordinary income to shareholders of record as of October 14, 2021, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$25,775,779
Class A	$124,709
Class C	$190,786
Municipal Bond Fund
Institutional Class	$2,571,062
Class A	$162,976
Credit Fund
Institutional Class	$113,359

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds comprising the funds listed below (the “Funds”), each a series of Trust for Professional Managers as of August 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statement(s) of	Financial
Fund Name	Operations	Changes in Net Assets	Highlights
Performance Trust Strategic Bond Fund	For the year ended 2021	For the years ended	For the years ended 2021,
		2021 and 2020	2020, 2019, 2018, and 2017
Performance Trust Municipal Bond Fund	For the year ended 2021	For the years ended	For the years ended 2021,
		2021 and 2020	2020, 2019, 2018, and 2017
Performance Trust Credit Fund	For the period from January 4, 2021 (commencement of operations)
through August 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2021

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, PT Asset Management, LLC (“PTAM”), the investment adviser to the Performance Trust Strategic Bond Fund and Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved PTAM as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading and Oversight Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 15, 2021, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2020 through December 31, 2020 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. Each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»	information we receive about you on applications or other forms;

»	information you give us orally; and

»	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

EXPENSE EXAMPLE
Period Ended August 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charge (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution 12b-1 and service fees (Class A and Class C shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/21 – 8/31/21).

Actual Expenses
The first line of the following tables provides information about actual account values and actual expenses for each Fund.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 2.25% when you invest. The tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2021 –
INSTITUTIONAL CLASS	MARCH 1, 2021	AUGUST 31, 2021	AUGUST 31, 2021*
Actual	$1,000.00	$1,029.00	$3.88
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.38	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2021 –
CLASS A	MARCH 1, 2021	AUGUST 31, 2021	AUGUST 31, 2021*
Actual	$1,000.00	$1,028.20	$5.17
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.11	$5.15

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2021 –
CLASS C	MARCH 1, 2021	AUGUST 31, 2021	AUGUST 31, 2021*
Actual	$1,000.00	$1,024.00	$8.98
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.33	$8.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

EXPENSE EXAMPLE (CONT.)
Period Ended August 31, 2021 (Unaudited)

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2021 –
INSTITUTIONAL CLASS	MARCH 1, 2021	AUGUST 31, 2021	AUGUST 31, 2021*
Actual	$1,000.00	$1,034.30	$2.46
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.79	$2.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2021 –
CLASS A	MARCH 1, 2021	AUGUST 31, 2021	AUGUST 31, 2021*
Actual	$1,000.00	$1,033.00	$4.10
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
CREDIT FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2021 –
INSTITUTIONAL CLASS	MARCH 1, 2021	AUGUST 31, 2021	AUGUST 31, 2021*
Actual	$1,000.00	$1,043.00	$6.73
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,026.70	$6.68

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2021 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 23, 2021 (the “June 23, 2021 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement between the Trust, on behalf of the Funds, and the Adviser, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund, Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, and Jason D. Appleson, co-portfolio manager for the Performance Trust Municipal Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of each Fund for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2021.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Institutional Class shares of each Fund on both an absolute basis and in comparison to a benchmark index (the Bloomberg Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Bloomberg Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate bond funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”).  The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Strategic Bond Fund for the quarter, one-year and three-year periods ended March 31, 2021 was below the Morningstar Peer Group median.  The Trustees noted the performance for the Institutional Class shares of the Performance Trust Strategic Bond Fund for the five-year period ended March 31, 2021 was equal to the Morningstar Peer Group median, and that the performance for the Institutional Class shares of the Performance Trust Strategic Bond Fund for the ten-year period ended March 31, 2021 was above the Morningstar Peer Group median.  The Trustees also noted that for the quarter, one-year, five-year, ten-year and since inception periods ended March 31, 2021, the Institutional Class shares of the Performance Trust Strategic Bond Fund outperformed the Bloomberg Aggregate Bond Index, but for the three-year period ended March 31, 2021, the Institutional Class shares of the Performance Trust Strategic Bond Fund underperformed the Index.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the one-year, three-year and five-year periods ended March 31, 2021 was above the Morningstar Peer Group median, and for the three-year period was the best performing fund in the

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Morningstar Peer Group.  The Trustees noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the quarter period ended March 31, 2021 was below the Morningstar Peer Group median.  The Trustees noted for the one-year, three-year, five-year and since inception periods ended March 31, 2021, the Institutional Class shares of the Performance Trust Municipal Bond Fund outperformed the Bloomberg Municipal Bond Index, but for the quarter period ended March 31, 2021, the Institutional Class shares of the Performance Trust Municipal Bond Fund underperformed the Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as any fee waivers, expense reimbursements and recoupments by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations beginning with each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Municipal Bond Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by the Adviser with respect to the Performance Trust Municipal Bond Fund, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 23, 2021 meeting and the August 4, 2021 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was slightly above its Morningstar Peer Group average of 0.58%.  The Trustees observed that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95% for Institutional Class shares.  The Trustees noted the Performance Trust Strategic Bond Fund’s total expense ratio of 0.76% for Institutional Class shares was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.60%.  The Trustees then compared the fees paid by the Performance Trust Strategic Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was above the Morningstar Peer Group average of 0.35%.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (which reflects expense recoupments) of 0.49% for Institutional Class shares was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.48%.  The Trustees then compared the fees paid by the Performance Trust Municipal Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Performance Trust Strategic Bond Fund was not excessive and while the Performance Trust Municipal Bond Fund was not yet profitable to the Adviser after accounting for marketing and distribution expenses, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Performance Trust Municipal Bond Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed expense recoupments by the Adviser as applicable to the Performance Trust Municipal Bond Fund.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser represented that it will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage practices of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2022 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2021, taxable ordinary income distributions are designed as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Municipal Bond Fund 19.65%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1 (877) 738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INDEPENDENT TRUSTEES
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite Term;	25	Professor Emeritus,	Independent
615 E. Michigan St.		Since August 22,		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		2001		(June 2019-present),	MUTUALS
Year of Birth: 1955				Professor, Department of	(an open-end
				Accounting (2004-2019),	investment
				Chair, Department of	company)
				Accounting (2004-2017),	(2001-2021).
Marquette University.

Gary A. Drska	Trustee	Indefinite Term;	25	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Since August 22,		Airlines, Inc. (airline company)	Trustee, USA
Milwaukee, WI 53202		2001		(1986-present).	MUTUALS
Year of Birth: 1956					(an open-end
investment
company)
(2001-2021).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite Term;	25	President (2017-present),	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Since August 22,		Chief Operating Officer	Funds (an open-end
Milwaukee, WI 53202		2001		(2016-2020), Executive	investment
Year of Birth: 1962				Vice President (1994-2017),	company) (2003-
				U.S. Bancorp Fund	2017); Trustee,
				Services, LLC.	USA MUTUALS
(an open-end
investment
company)
(2001-2018).

John P. Buckel	President	Indefinite Term;	N/A	Vice President,U.S. Bancorp	N/A
615 E. Michigan St.	and Principal	Since January 24,		Fund Services, LLC
Milwaukee, WI 53202	Executive	2013		(2004-present).
Year of Birth: 1957	Officer

Jennifer A. Lima	Vice	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Since January 24,		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	2013		(2002-present).
Year of Birth: 1974	and Principal
Financial and
Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer, Vice	2017		Services, LLC
Year of Birth: 1985	President and			(February 2017-present);
	Anti-Money			Vice President and
	Laundering			Assistant CCO, Heartland
	Officer			Advisors, Inc. (December
2016-January 2017);
Vice President and CCO,
Heartland Group, Inc.
(May 2016-November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016-November 2016),
Assistant CCO and Senior
Legal Counsel (January
2016-April 2016),
Heartland Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since July 22,		U.S. Bancorp Fund
Milwaukee, WI 53202		2019		Services, LLC
Year of Birth: 1970				(2019-present); Partner,
Practus, LLP (2018-2019);
Counsel, Drinker Biddle &
Reath (2016-2018).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers

Kelly A. Burns	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI 53202		2015		Services, LLC
Year of Birth: 1987				(2011-present).

Melissa Aguinaga	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI 53202		2015		Services, LLC
Year of Birth: 1987				(2010-present).

Laura A. Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI 53202		2018		Services, LLC
Year of Birth: 1985				(2007-present).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2021	FYE 8/31/2020
Audit Fees	$73,500	$55,500
Audit-Related Fees	0	0
Tax Fees	9,000	6,000
All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g)The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$4,413	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date:  10/26/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date:  10/26/2021

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date:  10/26/2021

* Print the name and title of each signing officer under his or her signature.